================================================================================

                                                                 EXHIBIT 10.2(K)
                          PURCHASE AND SALE AGREEMENT

                                ---------------

                               Between and Among

                                ---------------

                               AGCO CORPORATION

                                ---------------

                                      and

                                ---------------

                            VARITY HOLDINGS LIMITED

                                  VARITY GmbH

                             MASSEY FERGUSON GmbH

                      MASSEY FERGUSON INDUSTRIES LIMITED

                        MASSEY FERGUSON (DELAWARE) INC.

                                      and

                              VARITY CORPORATION

                                ---------------

                          Dated as of April 26, 1994


================================================================================

         PURCHASE AND SALE AGREEMENT, DATED AS OF APRIL 26, 1994,
                    BETWEEN AND AMONG AGCO CORPORATION AND
                    VARITY HOLDINGS LIMITED, VARITY GmbH,
               MASSEY FERGUSON GmbH, MASSEY FERGUSON INDUSTRIES
                   LIMITED, MASSEY FERGUSON (DELAWARE) INC.
                           AND VARITY CORPORATION

                           TABLE OF CONTENTS                           PAGE
                           -----------------                           ----

Article I   Definitions................................................  3
            -----------
      1.1   Certain Definitions........................................  3
            -------------------
      1.2   Other Definitions and Meanings; Interpretation.............  3
            ----------------------------------------------
      1.3   Sellers' Knowledge.........................................  3
            ------------------

Article II  Purchase and Sale..........................................  3
            -----------------
      2.1   Stock Transfers............................................  3
            ---------------
      2.2   Asset Transfers............................................  3
            ---------------
      2.3   Acquired Assets............................................  4
            ---------------
      2.4   Excluded Assets............................................  5
            ---------------
      2.5   Assumed Liabilities........................................  5
            -------------------
      2.6   Excluded Liabilities.......................................  7
            --------------------
      2.7   Purchase Price.............................................  8
            --------------
      2.8   Allocation of Purchase Price...............................  8
            ----------------------------
      2.9   German Real Property.......................................  8
            --------------------

Article III Representations and Warranties.............................  8
            ------------------------------
      3.1   Representations and Warranties of Buyer....................  8
            ---------------------------------------
            (a)   Organization and Good Standing.......................  8
                  ------------------------------
            (b)   Power and Authority..................................  8
                  -------------------
            (c)   Authorization........................................  9
                  -------------
            (d)   Binding Effect.......................................  9
                  --------------
            (e)   No Default...........................................  9
                  ----------
            (f)   Consents.............................................  9
                  --------
            (g)   Finders..............................................  9
                  -------
            (j)   Representations and Warranties True and Complete..... 10
                  ------------------------------------------------
      3.2   General Representations and Warranties of Sellers.......... 10
            -------------------------------------------------
            (a)   Organization and Good Standing....................... 10
                  ------------------------------
            (b)   Power and Authority.................................. 10
                  -------------------
            (c)   Authorization........................................ 10
                  -------------
            (d)   Binding Effect....................................... 10
                  --------------
            (e)   No Default........................................... 10
                  ----------
            (f)   Consents............................................. 10
                  --------
            (g)   Finders.............................................. 11
                  -------
            (h)   Representations and Warranties True and Complete..... 11
                  ------------------------------------------------

      3.3   Representations and Warranties of Seller Concerning
            ----------------------------------------------------
            the Shares................................................. 11
            ----------
            (a)   Capitalization....................................... 11
                  --------------
            (b)   Subsidiaries......................................... 11
                  ------------
            (c)   Ownership and Transfer of Shares..................... 11
                  --------------------------------
      3.4   Representations and Warranties of Sellers Concerning the MF
            ------------------------------------------------------------
            Business..................................................... 12
            --------
            (a)   Financial Statements................................. 12
                  --------------------
            (b)   Conduct of MF Business............................... 12
                  ----------------------
            (c)   Receivables.......................................... 12
                  -----------
            (d)   Personal Property.................................... 12
                  -----------------
            (e)   Defaults............................................. 13
                  --------
            (f)   Litigation........................................... 13
                  ----------
            (g)   Compliance with Laws................................. 13
                  --------------------
            (h)   Taxes................................................ 13
                  -----
            (i)   Permits and Licenses................................. 13
                  --------------------
            (j)   Subsidiaries and Affiliates.......................... 13
                  ---------------------------
            (k)   Inventories.......................................... 13
                  -----------
            (l)   Real Property........................................ 14
                  -------------
            (m)   Proprietary Rights................................... 14
                  ------------------
            (n)   Material Contracts................................... 14
                  ------------------
            (o)   Material Events...................................... 14
                  ---------------
      3.5   Disclaimer................................................. 15
            ----------
      3.6   Survival................................................... 15
            --------

Article IV  Conditions................................................. 15
            ----------
      4.1   Conditions to Buyer's Obligations.......................... 15
            ---------------------------------
      4.2   Conditions to Sellers' Obligations......................... 16
            ----------------------------------
      4.3   Parties' Best Efforts...................................... 17
            ---------------------

Article V   Actions Before Closing..................................... 17
            ----------------------
      5.1   Investigation by Buyer..................................... 17
            ----------------------
      5.2   Affirmative Covenants...................................... 17
            ---------------------
      5.3   Negative Covenants......................................... 18
            ------------------
      5.4   Removal of Encumbrances.................................... 19
            -----------------------
      5.5   Governmental Approval...................................... 19
            ---------------------
      5.6   Consent.................................................... 19
            -------
      5.7   Indebtedness Payments...................................... 19
            ---------------------
      5.9   TAFE Shares................................................ 20
            -----------
      5.10  Massey Ferguson Name....................................... 21
            --------------------
      5.11  Structure of Transaction................................... 21
            ------------------------
      5.12  Foreign Exchange Contracts................................. 21
            --------------------------
      5.13  Redemption of 'A' Deferred MFGL Shares..................... 21
            --------------------------------------

Article VI  Closing.................................................... 21
            -------
      6.1   The Closing................................................ 21
            -----------
      6.2   Buyer's Obligations........................................ 22
            -------------------
      6.3   Sellers' Obligations....................................... 23
            --------------------

Article VII Actions After Closing...................................... 23
            ---------------------
      7.1   Further Conveyances........................................ 23
            -------------------
      7.2   Further Consents to Assignment............................. 23
            -------------------------------
      7.3   Access to Former Business Records.......................... 24
            ---------------------------------
      7.4   Financial Data......................................... 24
            --------------
      7.5   Taxes...................................................... 24
            -----
      7.6   Tax Consents and Losses.................................... 25
            -----------------------
      7.7   Tax Elections.............................................. 25
            -------------
      7.8   Product Liability Assistance............................... 25
            ----------------------------

Article VIII Employees and Employee Benefits............................ 25
             -------------------------------
      8.1   Employment................................................. 25
            ----------
      8.2   Pension Plans.............................................. 26
            -------------
      8.3   Retiree Benefits........................................... 26
            ----------------
      8.4   Accrued Vacation....................................... 26
            ----------------
      8.5   Severance.................................................. 26
            ---------

Article IX  Indemnification............................................ 26
            ---------------
      9.1   Indemnification of Sellers................................. 26
            --------------------------
      9.2   Indemnification of Buyer................................... 27
            ------------------------
      9.3   Claims..................................................... 28
            ------
            (a)   Notice............................................... 28
                  ------
            (b)   Responsibility for Defense........................... 28
                  --------------------------
            (c)   Right to Participate................................. 28
                  --------------------
            (d)   Settlement........................................... 29
                  ----------
      9.4   Limitation on Indemnification.............................. 29
            -----------------------------

Article X   Amendment, Waiver, Termination and Limitation of Buyer's
            ---------------------------------------------------------
            Liability.................................................. 29
            ---------
      10.1  Amendment.................................................. 29
            ---------
      10.2  Waiver..................................................... 29
            ------
      10.3  Termination................................................ 29
            -----------
      10.4  Limitation of Buyer's Liability............................ 30
            -------------------------------
      10.5  Force Majeure.............................................. 30
            -------------

Article XI  Miscellaneous.............................................. 30
            -------------
      11.1  Confidentiality............................................ 30
            ---------------
      11.2  Severability............................................... 30
            ------------
      11.3  Expenses................................................... 31
            --------
      11.4  Taxes...................................................... 31
            -----

      11.5  Notices.................................................... 31
            -------
      11.6  Assignment................................................. 31
            ----------
      11.7  Third Parties.............................................. 32
            -------------
      11.8  Incorporation by Reference................................. 32
            --------------------------
      11.9  Counterparts............................................... 32
            ------------
      11.10 Governing Law.............................................. 32
            -------------
      11.11 Complete Agreement......................................... 32
            ------------------
      11.12 Bulk Sales................................................. 32
            ----------


                            APPENDICES
                            ----------

Appendix 1.1            Definitions
Appendix 2.3(d)         Real Property Leases to be Assumed by Buyer
Appendix 2.4(c)         Excluded Trademarks and Trade Names
Appendix 3.1(f)         Buyer's Required Consents
Appendix 3.2(f)         Seller's Required Consents
Appendix 3.3(b)         MFGL Subsidiaries and Affiliates
Appendix 3.4(a)         MF Financial Statements
Appendix 3.4(c)         Receivables
Appendix 3.4(d)         Personal Property
Appendix 3.4(e)         Defaults
Appendix 3.4(f)         Litigation
Appendix 3.4(g)         Non-Compliance with Laws
Appendix 3.4(h)         Taxes
Appendix 3.4(i)         Permits and Licenses
Appendix 3.4(k)         Inventories
Appendix 3.4(l)         Real Property
Appendix 3.4(m)(1)      Trademarks, Patents and Licenses
Appendix 3.4(m)(2)      MF Licensee Distributors
Appendix 3.4(n)         Material Contracts
Appendix 3.4(o)         Material Events
Appendix 4.1(f)         Related Agreements
Appendix 5.7(a)         Repayment of Intercompany Indebtedness
Appendix 5.7(b)         MF Loans
Appendix 8.1            Excluded Employees

                        PURCHASE AND SALE AGREEMENT
                        ---------------------------



      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of the 26th day of April, 1994, between and among AGCO Corporation ("Buyer"), a Delaware corporation with offices at 4830 River Green Parkway, Duluth, Georgia 30136; and Varity Holdings Limited ("VHL"), an English company, with offices at 9 Upper Belgrave Street, London, England; Varity GmbH ("Varity GmbH"), a German company with offices at 37269 Eschwege, Germany; Massey-Ferguson GmbH ("MF GmbH"), a German company with offices at 37269 Eschwege, Germany; Massey Ferguson Industries Limited ("MFIL"), a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801; Massey-Ferguson (Delaware) Inc. ("MFDI"), a Delaware corporation with offices at 1209 Orange Street, Wilmington, Delaware 19801; and Varity Corporation ("Varity"), a Delaware corporation, with offices at 672 Delaware Avenue, Buffalo, New York 14209 (VHL, Varity GmbH, MF GmbH, MFIL, MFDI and Varity are sometimes hereinafter referred to individually as a "Seller" and collectively as the "Sellers").


                             W I T N E S S E T H:

      WHEREAS, Varity owns, directly or indirectly: (i) all of the issued and outstanding shares of capital stock of each of VHL, Varity GmbH, MF GmbH, MFIL and MFDI; (ii) certain shares (collectively, the "Incidental Shares") representing minority equity interests in certain subsidiaries of MFGL; (iii) 250,000 Class "B" shares (the "LTC Shares") of Libyan Tractor Company, a Libyan limited company; (iv) 384 nominative shares (the "Comagi Shares") of Compagnie Maghrebine de Materiels Agricoles et Industriels Societe Anonyme, a Mercantile Joint Stock Company in the City of Casablanca, Morocco; and (v) 850 shares (the "STMCL Shares") of Saudi Tractor Manufacturing Company Limited, a Saudi Arabian corporation (the LTC Shares, the Comagi Shares and the STMCL Shares are hereinafter collectively referred to as the "Associates Shares");

      WHEREAS, VHL owns all of the issued and outstanding (i) 'A' Deferred Shares of (Pounds)1.00 each (the "'A' Deferred MFGL Shares"), (ii) 'B' Deferred Shares of (Pounds)1.00 each (the "'B' Deferred MFGL Shares"), and (iii)
Ordinary Shares of US$0.000001 each (the "Ordinary MFGL Shares"), all in the capital stock of Massey Ferguson Group Limited ("MFGL"), an English company with offices in Stoneleigh, England, and in this Agreement the "MFGL Shares" means the issued and outstanding 'B' Shares and the Ordinary MFGL Shares;

      WHEREAS, MFGL is or was in the business (the "MFGL Business") of designing, developing, manufacturing, assembling, selling, servicing, financing and performing other activities relating to agricultural and industrial equipment, including, without limitation, tractors, combines, industrial machinery and lawn and garden machinery, and accessories, other equipment and parts related thereto (collectively, the "Products") primarily under the name "Massey Ferguson" and also under the name "Massey Ferguson Industrial" and other prior names;

      WHEREAS, Varity GmbH owns a twenty-three and 75/100 percent (23.75%) equity interest in Tractors and Farm Equipment Limited ("TAFE"), an Indian company with offices at 35 Nungambakkam High Road, Madras, India, which is represented by 1,900,000 shares of the capital stock of TAFE (the "TAFE Shares");

      WHEREAS, TAFE is in the business (the "TAFE Business") of manufacturing and selling Products primarily under the "Massey Ferguson" name in India;

      WHEREAS, MF GmbH is in the business (the "MF GmbH Business") of selling Products primarily under the "Massey Ferguson" name on a wholesale basis primarily in Germany;

      WHEREAS, among other businesses, MFIL is in the business (the "MFIL Business") of selling Products primarily under the "Massey Ferguson" name on a wholesale basis in North America;

      WHEREAS, among other businesses, MFDI is in the business (the "MFDI Business") of selling Products primarily under the "Massey Ferguson" name on a wholesale basis in Central and South America;

      WHEREAS, MFDI and Varity own the trademarks, service marks and applications therefor (collectively, the "Trademarks") and trademark and service mark licenses (the "Trademark Licenses") described on Appendix 3.4(m)(1) hereto and are in the business (collectively, the "Trademark Business") of owning and licensing the Trademarks and the Trademark Licenses for use in connection with the manufacture and sale of the Products;

      WHEREAS, among other businesses, and in addition to its ownership of the other Sellers, Varity is and has been, directly and indirectly through various subsidiaries and affiliates, in the business (the "Varity Farm Business") of designing, developing, manufacturing, assembling, selling, servicing, financing and performing other activities relating to the Products primarily under the "Massey Ferguson" name;

      WHEREAS, through the operation of the MFGL Business, the TAFE Business, the MF GmbH Business, the MFIL Business, the MFDI Business, the Varity Farm Business and the Trademark Business (and the ownership of the LCS Shares and the Incidental Shares), Sellers are and have been engaged in the worldwide business (the "MF Business") of designing, developing, manufacturing, assembling, selling, servicing, financing and performing other activities relating to the Products primarily under the "Massey Ferguson" name; and

      WHEREAS, on and subject to the terms and conditions provided in this Agreement, Buyer desires to purchase from Sellers, and Sellers desire to transfer, sell and assign to Buyer, the MF Business;

      NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, Buyer and Sellers hereby agree as follows:


                                   Article I
                                  Definitions
                                  -----------

      1.1    Certain Definitions:  Those terms used herein and identified
             -------------------
with initial capital letters shall have the meanings ascribed to them in Appendix 1.1 to this Agreement.

      1.2    Other Definitions and Meanings; Interpretation:  For purposes
             ----------------------------------------------
of this Agreement, (a) the term "parties" means (except where the context otherwise requires) Sellers and Buyer; (b) the term "person" shall include any natural person, firm, association, partnership, corporation or other entity; and (c) the words "hereof", "herein", "hereby" and other words of similar import refer to this Agreement as a whole. The table of contents and the headings of the Articles and Sections of this Agreement have been included herein for convenience of reference only and shall not be deemed to be a part of this Agreement. All monetary amounts referred to herein which are in dollars are U.S. dollars, in pounds are in U.K. pounds sterling, and in marks are German marks.

      1.3    Sellers' Knowledge:  Where a statement contained in this
             ------------------
Agreement is said to be to "Sellers' knowledge" (or words of similar import) such expression means that, after having reviewed such statement with the relevant senior management of the MF Business, Sellers believe such statement to be true, accurate and complete in all material respects.


                                  Article II
                               Purchase and Sale
                               -----------------

      2.1    Stock Transfers:  On and subject to the terms and conditions
             ---------------
of this Agreement, at the Closing: (a) Buyer will purchase from VHL, and VHL will sell, transfer and assign to Buyer, all of the MFGL Shares; (b) Buyer will purchase from Varity GmbH, and Varity GmbH will sell, transfer and assign to Buyer, all of the TAFE Shares; and (c) Varity will transfer and assign, or cause its applicable subsidiary to transfer and assign, to Buyer all of the Incidental Shares.

      2.2    Asset Transfers:  On and subject to the terms and conditions
             ---------------
of this Agreement, at the Closing: (a) Buyer will purchase from MF GmbH, MFIL, MFDI and Varity (collectively, the "Asset Sellers"), and the Asset Sellers will sell, transfer and assign to Buyer, all of the Acquired Assets; and (b) Buyer will assume and become directly and solely responsible for the payment or discharge of all of the Assumed Liabilities. Notwithstanding anything contained herein to the contrary, the Asset Sellers will retain all of the Excluded Assets and Excluded Liabilities.

      2.3    Acquired Assets:  For purposes hereof, the term "Acquired
             ---------------
Assets" means all assets, properties and rights held by any of the Asset Sellers as of the Closing Date which are primarily utilized in or are necessary to the conduct of the MF Business as conducted by the Sellers as of the Closing Date, including, without limitation, the Proprietary Rights and all other assets held by the Asset Sellers as reflected on the MF Financial Statements, but excluding the Excluded Assets. Without limiting the generality of the foregoing, the Acquired Assets will include all of each Asset Seller's rights, title, and interest in and to the following assets (other than Excluded Assets) which are primarily utilized in or are necessary to the conduct of the MF Business by the Sellers as of the Closing Date:

             (a) All operating cash, cash equivalents, notes, accounts and trade acceptances receivable;

             (b) All prepaid and similar items, including, without limitation, all prepaid expenses, deferred charges, advance payments, deposits and other prepaid items;

             (c)   All inventories, wherever located;

             (d) To the extent assignable, all real property leasehold interests listed on Appendix 2.3(d) hereto;

             (e) All owned personal property and, to the extent assignable, all leased personal property;

             (f) To the extent assignable, all orders, contracts and commitments for the purchase of goods and/or services;

             (g) To the extent assignable, all orders, contracts, commitments and proposals, including, without limitation, all such items relating to financing, distribution, dealership and similar arrangements, as well as all items for the sale or return of any Products;

             (h) To the extent assignable, all other orders, contracts and commitments, including, without limitation, all leases (excluding real estate leases except as provided in (d) above), licenses, causes of action, rights of action and warranty and product liability claims against other persons;

             (i) All owned Proprietary Rights, including, without limitation, all Trademarks and all computer software developed by any Asset Seller, and, to the extent assignable, all licensed intellectual property, including, without limitation, all Trademark Licenses;

             (j) To the extent assignable, all licenses, permits, approvals, qualifications and similar rights issued by any government or governmental unit, agency, board, body, or instrumentality, whether federal, state or local, and all applications therefor; and

             (k) All business books and records, including, without limitation, all financial, operating, inventory, legal, personnel, payroll and customer records and all sales and promotional literature, correspondence and files.

      2.4    Excluded Assets:  For purposes hereof the term "Excluded
             ---------------
Assets" means the following rights, properties and assets of the Asset Sellers as the same shall exist as of the Closing:

             (a) All rights, properties, and assets used primarily in a business other than the MF Business;

             (b) All rights, properties, and assets of the MF Business which shall have been transferred or disposed of for value by any of the Asset Sellers prior to the Closing in transactions conducted in the ordinary course of the MF Business and not in breach of this Agreement;

             (c) The trademarks, corporate names and trade names listed on Appendix 2.4(c) hereto and all other trademarks, corporate names and trade names owned by any of the Asset Sellers which are not primarily utilized in or necessary to the MF Business;

             (d) All assets held by any of the Asset Sellers, whether in trust or otherwise, in respect of employee benefit plans pertaining to current and/or former employees of the MF Business in North America or employee benefit plans pertaining to former employees of MF GmbH;

             (e) All owned real estate and all real property leasehold interests not listed on Appendix 2.3(d) hereto;

             (f)   All tax records, including resale exemption certificates;
and

             (g) All causes of action and rights of action existing at the Closing against persons or entities asserting claims against any of the Asset Sellers, to the extent such asserted claims are not assumed by Buyer pursuant to this Agreement.

      2.5    Assumed Liabilities:  For purposes hereof the term "Assumed
             -------------------
Liabilities" means all liabilities and obligations of the Asset Sellers as of the Closing Date arising primarily out of the conduct of the MF Business, including, without limitation, all liabilities of the Asset Sellers reflected on the MF Financial Statements, but excluding the Excluded Liabilities. Buyer's assumption of the Assumed Liabilities pursuant hereto is not, and shall not be deemed to be, a waiver of any defenses any of the Asset Sellers may have with respect to such Assumed Liabilities, and all of such defenses shall be transferred and assigned to Buyer at the Closing. Without limiting the generality of the foregoing, the Assumed Liabilities will include the following liabilities and obligations of the Asset Sellers (other than Excluded Liabilities) which arise or have arisen primarily out of the conduct of the MF Business at or prior to the Closing:

             (a) All liabilities and obligations (other than Excluded Liabilities) incurred by any of the Asset Sellers primarily in the conduct of the MF Business which are due and payable at or after the Closing;

             (b) All liabilities and obligations of the Asset Sellers under orders, contracts and other commitments included in the Acquired Assets;

             (c) All liabilities and obligations arising out of, resulting from, or relating to claims of the current employees of the MF GmbH Business as of the Closing Date in connection with such employees' contracts of employment (including pension liabilities);

             (d) All liabilities and obligations for claims by employees of any Asset Seller at the Closing relating to severance or termination at or after the Closing based on service to the MF Business both prior to and after the Closing;

             (e) All liabilities and obligations for all litigation and claims made or filed prior to or after the Closing relating to the conduct of the MF Business by the Asset Sellers or any of their respective predecessors prior to or after the Closing (excluding product liability claims), including but not limited to warranty, product return and other litigation and claims anywhere in the world (including North America) relating to Products produced, designed, developed, manufactured, assembled, serviced, sold or licensed by the Asset Sellers or any of their respective predecessors in the conduct of the MF Business;

             (f) All liabilities and obligations for all product liability claims made on or after the Closing Date relating to events (i.e., the date of accident or loss) occurring after January 31, 1986, which relate to the Products produced, designed, developed, manufactured, assembled, sold, serviced or licensed in connection with the MF Business by the Asset Sellers or any of their respective predecessors; and

             (g) All liabilities and obligations arising out of, resulting from, or relating to, any violation of any statute, ordinance, or governmental regulation (other than U.S. or Canadian federal, state, provincial or local statutes, ordinances or government regulations) relating to pollution or protection of the environment in connection with the use or operation of the MF Business assets, or in connection with the operation of the MF Business, by the Asset Sellers or any of their respective predecessors, either before or after the Closing.

      2.6    Excluded Liabilities:  For purposes hereof, the term "Excluded
             --------------------
Liabilities" means the following liabilities and obligations of any of the Asset Sellers as the same shall exist as of the Closing Date:

             (a) All liabilities and obligations incurred by any of the Asset Sellers primarily in connection with the conduct of any business other than the MF Business;

             (b) All liabilities and obligations arising out of, resulting from or relating to any violation of any U.S. or Canadian federal, state, provincial or local statute, ordinance or governmental regulation relating to pollution or protection of the environment in connection with the use and ownership of the MF Business assets before the Closing or the conduct of the MF Business before the Closing;

             (c) All liabilities and obligations for (i) claims of current or former employees of any Asset Seller in connection with retiree pensions or benefit plans maintained by Varity or any Varity subsidiary or affiliate in North America, and (ii) claims of former employees of any Asset Seller (determined as of the Closing Date) in connection with retiree pensions or benefit plans maintained by Varity or any Varity subsidiary or affiliate in Germany;

             (d) All liabilities and obligations for Taxes relating to the conduct of the MF Business during any tax period ended or ending prior to the Closing (in excess of the amount of such taxes accrued on the books of the MF Business as of the Closing), including any adjustments or penalties assessed after the Closing relating to any such taxes;

             (e) All liabilities and obligations for all product liability claims made prior to the Closing Date, and all product liability claims made on or after the Closing Date relating to events (i.e., the date of accident or loss) occurring prior to January 31, 1986, which relate to the Products produced, designed, developed, manufactured, assembled, sold, serviced or licensed in connection with the MF Business;

             (f) All liabilities and obligations, if any, other than product liability, warranty, product return and dealer termination obligations (except to the extent such obligations otherwise constitute Excluded Liabilities pursuant to this Section 2.6), arising as a result of any action or omission of MCC or any Asset Seller's prior ownership of any interest in MCC (it being the understanding and belief of the parties hereto that all such liabilities and obligations were dismissed as a result of insolvency proceedings for MCC);

             (g) All liabilities and obligations arising as a result of the termination of any MF Industrial dealer, excluding parts returns;

             (h) All liabilities and obligations arising pursuant to the MF Loans; and

             (i)   All liabilities and obligations related to the Excluded
Assets.

      2.7    Purchase Price:  On and subject to the terms and conditions of
             --------------
this Agreement, at the Closing, as full and complete consideration for the MFGL Shares, the TAFE Shares, the Incidental Shares and the Acquired Assets purchased by Buyer pursuant to Sections 2.1, 2.2 and 2.3 hereof, Buyer shall:
(i) pay (via wire transfer of immediately available funds) the aggregate amount of Three Hundred Ten Million and No/100 Dollars ($310,000,000.00) (the "Cash Consideration") to the Sellers (apportioned among the Sellers as indicated on the Allocation Schedule to be prepared pursuant to Section 2.8 hereof); and
(ii) deliver five hundred thousand (500,000) shares of Buyers's One Cent ($.0.01) par value common stock (the "Share Consideration") to MFDI (the Cash Consideration and the Share Consideration are sometimes hereinafter referred to together as the "Purchase Price").

      2.8    Allocation of Purchase Price:  The Purchase Price shall be
             ----------------------------
allocated among the MFGL Shares, the TAFE Shares and the Acquired Assets as set forth on an Allocation Schedule to be prepared and agreed upon by the parties hereto at or prior to the Closing; provided, however, that $70,000,000.00 of the Purchase Price shall be allocated to the Trademarks held by MFDI (such $70,000,000.00 to be comprised of the Share Consideration plus such portion of the Cash Consideration equal to the difference between $70,000,000.00 and the value of the Share Consideration on the last business day immediately prior to the Closing).

      2.9    German Real Property:  Notwithstanding the fact that the MF
             --------------------
Financial Statements reflect the German Real Property as an asset of the MF Business, the parties hereto hereby acknowledge and agree that ownership of the German Real Property will remain with Varity GmbH and will not be transferred to Buyer pursuant to this Agreement. Instead, at the Closing, Buyer shall lease the German Real Property from Varity GmbH pursuant to a real property lease containing the terms described on Appendix 4.1(f) hereto.


                                  Article III
                        Representations and Warranties
                        ------------------------------

      3.1    Representations and Warranties of Buyer:  Buyer hereby
             ---------------------------------------
represents and warrants to Sellers as follows:

             (a)   Organization and Good Standing:  Buyer is a corporation
                   ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware.

             (b)   Power and Authority:  Buyer has full power and authority
                   -------------------
to execute, deliver and perform this Agreement.

             (c)   Authorization:  The execution, delivery and performance
                   -------------
of this Agreement by Buyer have been duly authorized by all requisite corporate action on the part of Buyer.

             (d)   Binding Effect:  This Agreement is a valid, binding and
                   --------------
legal obligation of Buyer in accordance with its terms, except as otherwise provided under bankruptcy, insolvency or similar laws.

             (e)   No Default:  Neither the execution and delivery of this
                   ----------
Agreement by Buyer nor the full and timely performance of Buyer's obligations under this Agreement shall: (i) violate any term or provision of Buyer's documents of organization and existence, Articles of Incorporation, Bylaws or similar items; (ii) violate, breach or otherwise constitute or give rise to a Default under any material contract, commitment or other obligation to which Buyer is a party or by which any of its assets may be bound; or (iii) conflict with or violate any applicable law, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Buyer or its assets.

             (f)   Consents:  Except as set forth on Appendix 3.1(f)
                   --------
hereto, to Buyer's knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any authority, person or entity is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement, except for any such consents, approvals or authorizations Buyer's failure of which to obtain would not have a material adverse effect on Buyer.

             (g)   Finders:  Buyer has not engaged and is not directly or
                   -------
indirectly obligated to anyone acting as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

             (h)   SEC Reports.  Since December 31, 1993, Buyer has timely
                   -----------
filed all reports required to be filed by it with the SEC (collectively, the "Reports"). Buyer has heretofore furnished to Varity true copies of all of the Reports that Varity has requested. As of their respective dates, the Reports complied in all material respects with all rules and regulations promulgated by the SEC and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the date of the financial statements included in the most recent set of such Reports, as of the date hereof, there has been no material adverse change in the financial position or results of operations of Buyer.

             (i)   Share Consideration:  Upon issuance pursuant to this
                   -------------------
Agreement, the shares of Buyer's One Cent ($0.01) par value common stock constituting the Share Consideration shall have been duly authorized, validly issued and fully paid and nonassessable.

             (j)   Representations and Warranties True and Complete:  All
                   ------------------------------------------------
representations and warranties of Buyer contained in this Agreement are true, accurate and complete as of the date hereof and shall be true, accurate and complete as of the Closing as if such representations and warranties were made anew as of the Closing, except with respect to the effect of any transaction contemplated or permitted by this Agreement.

      3.2    General Representations and Warranties of Sellers:  Sellers
             -------------------------------------------------
hereby jointly and severally represent and warrant to Buyer as follows:

             (a)   Organization and Good Standing:  Each Seller is a
                   ------------------------------
company or a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation as indicated in the preamble of this Agreement.

             (b)   Power and Authority:  Each Seller has full power and
                   -------------------
authority to execute, deliver and perform this Agreement.

             (c)   Authorization:  The execution, delivery and performance
                   -------------
of this Agreement by each Seller have been duly authorized by all requisite corporate action on the part of each such Seller.

             (d)   Binding Effect:  This Agreement is a valid, binding and
                   --------------
legal obligation of each Seller in accordance with its terms, except as otherwise provided under bankruptcy, insolvency or similar laws.

             (e)   No Default:  Neither the execution and delivery of this
                   ----------
Agreement by any Seller nor the full and timely performance of any Seller's obligations under this Agreement shall: (i) violate any term or provision of such Seller's documents of organization and existence, Articles of Incorporation, Bylaws or such similar items; (ii) violate, breach or otherwise constitute or give rise to a Default under any material contract, commitment or other obligation, except for the obligations evidenced by the MF Loans, to which any Seller is a party or by which any of its or their assets or properties are or may be bound; or (iii) conflict with or violate any applicable law, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over any Seller, the MF Business or any of the stock or assets being sold under this Agreement.

             (f)   Consents:  Except as set forth on Appendix 3.2(f)
                   --------
hereto, to Sellers' knowledge, no consent, approval or authorization of, or declaration, filing or registration with, any authority, person or entity is required to be made or obtained by any Seller in connection with the execution, delivery and performance of this Agreement, except for any such consents, approvals or authorizations such Seller's failure of which to obtain would not have a material adverse effect on the MF Business.

             (g)   Finders:  No Seller has engaged, and no Seller is
                   -------
directly or indirectly obligated to anyone acting as, a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

             (h)   Representations and Warranties True and Complete:  All
                   ------------------------------------------------
representations and warranties of Sellers contained in this Agreement and all statements contained in certificates, schedules, and exhibits attached hereto or contemplated hereby are true, accurate, and complete as of the date hereof and shall be true, accurate and complete as of the Closing as if such representations and warranties were made anew as of the Closing, except with respect to the effect of transactions contemplated or permitted by this Agreement.

      3.3    Representations and Warranties of Seller Concerning the
             --------------------------------------------------------
Shares:  Sellers hereby jointly and severally represent and warrant to Buyer
- - ------
as follows:

             (a)   Capitalization:  The authorized capital stock of MFGL
                   --------------
consists of (i) 50,000,000 'A' Deferred MFGL Shares of (Pounds)1.00 per value, all of which are issued and outstanding, (ii) 150,000,000 'B' Deferred MFGL Shares of (Pounds)1.00 par value, of which 124,096,463 shares are issued and outstanding, and (iii) 124,096,463 Ordinary MFGL Shares of US$0.000001 par value, all of which are issued and outstanding. As of April 15, 1994, Varity GmbH owned 1,900,000 shares of TAFE, which shares represented a twenty-three and 75/100 percent (23.75%) equity interest in TAFE. The outstanding shares of capital stock of MFGL and, to Sellers' knowledge, TAFE have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in
Section 5.8 hereof, there are no outstanding options, warrants, calls, rights, commitments or agreements (collectively, "Options") obligating either MFGL or, to Sellers' knowledge, TAFE to issue, deliver or sell additional shares of its capital stock. Each of MFGL and, to Sellers' knowledge, TAFE is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

             (b)   Subsidiaries:  Appendix 3.3(b) hereto lists each direct
                   ------------
and indirect Subsidiary and each direct and indirect Affiliate. The authorized capital stock of each Subsidiary (together with the amount thereof which is issued and outstanding), and the percentage ownership of each such Subsidiary held by MFGL or any other Subsidiary, are described on Appendix 3.3(b) hereto. The outstanding shares of capital stock of each Subsidiary and, to Seller's knowledge, each Affiliate have been duly authorized and validly issued and are fully paid and non-assessable, except for assessments to other Subsidiaries. There are no outstanding Options obligating any Subsidiary or, to Sellers' knowledge, any Affiliate to issue, deliver or sell additional shares of its capital stock, except to other Subsidiaries. Each Subsidiary and, to Sellers' knowledge, each Affiliate is a company or a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as indicated on Appendix 3.3(b) hereto.

             (c)   Ownership and Transfer of Shares:  VHL has Ownership of
                   --------------------------------
the MFGL Shares and has full power and authority to transfer the MFGL Shares to Buyer in accordance herewith and Buyer will receive ownership of the MFGL Shares free and clear of all Encumbrances. Subject to the provisions contained in the Articles of Association of TAFE (a copy of which has been previously furnished to Buyer), Varity GmbH has ownership of the TAFE Shares and has full power and authority to transfer the TAFE Shares to Buyer in accordance herewith and Buyer will receive ownership of the TAFE Shares free and clear of all Encumbrances. Varity or a subsidiary of Varity has Ownership of the Incidental Shares and has full power and authority to transfer the Incidental Shares to Buyer in accordance herewith and Buyer will receive ownership of the Incidental Shares free and clear of all Encumbrances. MFGL and each Subsidiary have Ownership of the shares of capital stock of each of their respective Subsidiaries listed on Appendix 3.3(b) hereto.

      3.4    Representations and Warranties of Sellers Concerning the MF
             ------------------------------------------------------------
Business:  Sellers hereby jointly and severally represent and warrant to
- - --------
Buyer as follows:

             (a)   Financial Statements:  The Financial Statements attached
                   --------------------
hereto as Appendix 3.4(a) (the "MF Financial Statements") are true and correct, were prepared in accordance with the MF Business' accounting practices (applied on a consistent basis), which practices are consistent with U.S. generally accepted accounting principles, and in all material respects fairly present the financial position and results of operations of the MF Business as of the dates and for the periods therein set forth.

             (b)   Conduct of MF Business:  All of the assets primarily
                   ----------------------
utilized in or necessary to the conduct of the MF Business in the manner that the same is conducted as of the date hereof are reflected on the MF Financial Statements (subject to change in the ordinary course of the MF Business since the date of the MF Financial Statements) to the extent required by generally accepted accounting principles, and the MFGL Shares, the TAFE Shares, the Incidental Shares and the Acquired Assets constitute and include all of the property, assets and rights primarily utilized in or necessary to the conduct of the MF Business as conducted by the Sellers as of the date hereof, other than the Excluded Assets. Sellers and the Subsidiaries have Ownership of all assets reflected on the MF Financial Statements (other than capital leases) and will transfer to Buyer at the Closing direct or indirect Ownership of all such assets, except for the German Real Property.

             (c)   Receivables:  Except as otherwise disclosed on Appendix
                   -----------
3.4(c) hereto or on the MF Financial Statements, (i) Sellers and the Subsidiaries have Ownership of all accounts, notes and all other receivables which are reflected in the MF Financial Statements (subject to change in the ordinary course of the MF Business since the date of the MF Financial Statements); (ii) all of such receivables are valid receivables; and (iii) such accounts, notes and receivables represent bona fide transactions, validly owing by and enforceable against the obligors thereunder.

             (d)   Personal Property:  Except as otherwise disclosed on
                   -----------------
Appendix 3.4(d) hereto, (i) Sellers and the Subsidiaries have Ownership of all tangible personal property which is reflected in the MF Financial Statements (subject to change in the ordinary course of the MF Business since the date of the MF Financial Statements) as owned property; and (ii) all such items of tangible personal property are in good condition and repair, ordinary wear and tear excepted, given the purposes for which the same are currently used in the conduct of the MF Business.

             (e)   Defaults:  Except as otherwise disclosed on Appendix
                   --------
3.4(e) hereto, the MF Business is not in Default under any note, bond, debenture, mortgage, indenture, security agreement, guaranty or other instrument of indebtedness, which Default is likely to have a material and adverse effect on the MF Business.

             (f)   Litigation:  Except as otherwise disclosed on Appendix
                   ----------
3.4(f) hereto, as of the date hereof, there exists no litigation, proceeding, action, claim, investigation or inquiry at law or in equity pending or, to Sellers' knowledge, threatened which is likely to have a material adverse effect on the MF Business.

             (g)   Compliance with Laws:  Except as otherwise disclosed on
                   --------------------
Appendix 3.4(g) hereto, the MF Business is in substantial compliance with all laws, regulations, orders and other legal requirements applicable to the MF Business or to the operation of the MF Business, the noncompliance with which would be likely to have a material adverse effect on the MF Business.

             (h)   Taxes:  Except as otherwise disclosed on Appendix 3.4(h)
                   -----
hereto, (i) all Tax returns required to be filed prior to the Closing Date with respect to the MF Business have been or will be filed on or before the Closing Date; (ii) all Taxes indicated as due and payable on such returns which are required by law to be paid on or before the Closing Date have been or will be paid when required by law; and (iii) the assets used in the MF Business are not encumbered by any liens arising out of unpaid Taxes which are due and payable.

             (i)   Permits and Licenses:  Except as otherwise disclosed on
                   --------------------
Appendix 3.4(i) hereto, the MF Business currently holds all material permits, licenses and approvals from all governments or governmental entities which are necessary for the conduct of the MF Business as the same has been conducted by Sellers.

             (j)   Subsidiaries and Affiliates:  Except as disclosed on
                   ---------------------------
Appendix 3.3(b) hereto, in connection with the MF Business, no Seller or Subsidiary owns or holds any material equity interest, directly or indirectly, or has any obligation to acquire any such interest, in any corporation, partnership, business, firm or other entity.

             (k)   Inventories:  Except as otherwise disclosed on Appendix
                   -----------
3.4(k) hereto, (i) Sellers and the Subsidiaries have Ownership of all inventories wherever located, whether raw materials, components, assemblies, subassemblies, work-in-progress, or finished goods which are reflected on the MF Financial Statements (subject to change in the ordinary course of the MF Business since the date of the MF Financial Statements); and (ii) to Seller's knowledge and except for inventory reserves reflected on the MF Financial Statements

(subject to change in the ordinary course of the MF Business since the date of the MF Financial Statements), all such inventory is generally of a quality and quantity usable and saleable in accordance with standard practices used by the MF Business in valuing inventories.

             (l)   Real Property:  Except as otherwise disclosed on
                   -------------
Appendix 3.4(l) hereto, Sellers and the Subsidiaries have Ownership of all real property reflected as owned real property on the MF Financial Statements; (2) in all material respects, Sellers and the Subsidiaries have the right under valid existing leases to occupy and control as a lessee (subject to the terms of such leases) all leased real property where the loss of such property would be likely to have a material adverse effect on the MF Business. All leased real property used by the MF Business is listed on Appendix 3.4(l) hereto.

             (m)   Proprietary Rights:  Appendix 3.4(m)(1) hereto contains
                   ------------------
detailed information concerning: (i) all of the Trademarks and patents (and applications therefor) used primarily in the MF Business and owned by any Seller or Subsidiary; and (ii) all licenses to or from any Seller or Subsidiary of any trademark or patent, including, without limitation, the Trademark Licenses, used in the MF Business, other than licenses to the licensee distributors of the MF Business listed on Appendix 3.4(m)(2) hereto. To Seller's knowledge, no use of any Proprietary Rights in the MF Business infringes upon or otherwise violates any rights of a third party in or to such intellectual property.

             (n)   Material Contracts:  Appendix 3.4(n) hereto contains a
                   ------------------
true and correct list of the following types of material contracts relating to the MF Business (all of which were entered into in the normal course of the MF Business by one or more Sellers and/or Subsidiaries), and true and correct copies of each contract listed thereon have previously been made available to
Buyer: (i) any arrangement concerning a partnership or joint venture with any other person or entity; (ii) any arrangement (other than the MF Loans) under which indebtedness for borrowed money in excess of $250,000.00 was created, incurred, assumed or guaranteed; (iii) any non-employment arrangements with any subsidiary, affiliate or other related party not primarily engaged in the MF Business which will remain in effect after the Closing and which contain material terms less favorable than generally available in the market for arms' length arrangements of a similar nature; and (iv) any other contract which obligates any Seller or Subsidiary, or pursuant to which any Seller or Subsidiary is contingently obligated, to expend more than $500,000.00 and which such Seller or Subsidiary may not terminate (without penalty or increased costs) to reduce its total obligations or contingent obligations thereunder to an amount less than $500,000.00. Appendix 3.4(n) also contains a list of all executives, directors and key employees of the MF Business, together with the corresponding salary of each such executive, director and key employee.

             (o)   Material Events:  Except as set forth on Appendix 3.4(o)
                   ---------------
hereto, as of the date hereof there has not been any material adverse change in the MF Business since January 31, 1994, and the MF Business has been conducted as of the date hereof, and will have been conducted as of the Closing Date, only in the ordinary and usual course since January 31, 1994.

      3.5    Disclaimer:  Except as set forth in Article III of this
             ----------
Agreement, none of the parties has made any further representation or warranty, either express or implied, concerning the subject matter of this Agreement and none of the parties has relied on any such further representation or warranty. This Agreement shall not be governed by the warranties provided by Article 2 of the Uniform Commercial Code as adopted in any jurisdiction.

      3.6    Survival:  The parties' respective covenants, representations
             --------
and warranties contained in this Agreement will survive the execution and delivery of this Agreement and the Closing. Neither party will, however, have any liability to the other arising solely out of a breach of any representation or warranty contained in Section 3.4 of this Article III unless the party claiming that such breach occurred delivers to the other party written notice and a full explanation of the alleged breach on or before 5:00 p.m. (Atlanta, Georgia time) on the first anniversary of the Closing Date.


                                  Article IV
                                  Conditions
                                  ----------

      4.1    Conditions to Buyer's Obligations:  The obligation of Buyer to
             ---------------------------------
consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions at or before the Closing:

             (a) The representations and warranties of Sellers contained in this Agreement shall be true, accurate, and complete in all material respects as of the date hereof and as of the Closing (as if such representations and warranties had been made anew as of the Closing, except with respect to the effect of the transactions contemplated or permitted by this Agreement);

             (b) Sellers shall have performed and complied in all material respects with all material agreements and conditions required to be performed or satisfied by them under the terms of this Agreement;

             (c) Sellers shall have taken all corporate and other proceedings or actions to be taken by them in connection with the transactions contemplated by this Agreement;

             (d) There shall not have been issued and still in effect any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal action or governmental investigation shall be pending which is likely to result in material adverse consequences to Buyer if the transactions contemplated by this Agreement are consummated;

             (e) All governmental approvals and authorizations necessary for consummation of the transactions contemplated hereby shall have been duly issued or granted and any required governmental waiting period shall have expired;

             (f) Each agreement ("Related Agreements") set forth on Appendix 4.1(f) hereto shall have been executed and delivered on terms consistent with those set forth on such Appendix 4.1(f);

             (g) Sellers shall have obtained a release effective at or prior to the Closing of all Encumbrances against the assets of the MF Business under the MF Loans; and

             (h) The Standard and Poors 500 Index shall not have dropped below 339.53 since the date of this Agreement.

      4.2    Conditions to Sellers' Obligations:  The obligations of
             ----------------------------------
Sellers to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions at or before the
Closing:

             (a) The representations and warranties of Buyer contained in this Agreement shall be true, accurate and complete in all material respects as of the date hereof and as of the Closing (as if such representations and warranties had been made anew as of the Closing, except with respect to the effect of the transactions contemplated or permitted by this Agreement);

             (b) Buyer shall have performed and complied in all material respects with all material agreements and conditions required to be performed or satisfied by it under the terms of this Agreement;

             (c) Buyer shall have taken all corporate and other proceedings to be taken necessary in connection with the transactions contemplated by this Agreement;

             (d) There shall not have been issued and still in effect any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal action or governmental investigation shall be pending which is likely to result in material adverse consequences to the Sellers if the transactions contemplated by this Agreement are consummated;

             (e) All governmental approvals and authorizations necessary for consummation of the transactions contemplated hereby shall have been duly issued or granted and any required governmental waiting period shall have expired;

             (f) The Related Agreements shall have been executed and delivered; and

             (g) Varity shall have been released from all of its contingent obligations pursuant to the MF Loans.

      4.3    Parties' Best Efforts:  From the date hereof to the Closing,
             ---------------------
the parties will cooperate and use reasonable efforts to cause the conditions set forth in this Article IV to be satisfied on or before the Closing Date.


                                   Article V
                          Actions Before Closing
                          ----------------------

      5.1    Investigation by Buyer:  Between the date hereof and the
             ----------------------
Closing, subject to the obligation of confidentiality imposed by Section 11.1 hereof, Sellers shall afford to representatives of Buyer during normal business hours, free and full access to all of the MF Business' assets, properties, books, and records, and furnish to Buyer such information as to Sellers' business, assets, liabilities, or condition of the MF Business as Buyer may reasonably request.

      5.2    Affirmative Covenants:  Between the date hereof and the
             ---------------------
Closing, Sellers shall (and shall cause the Subsidiaries to) conduct the MF Business only in the ordinary and usual course. Without limiting the generality of the foregoing, Sellers shall (and shall cause the Subsidiaries to):

             (a) Use reasonable efforts to preserve intact the MF Business relationships with suppliers, customers, employees, creditors, governmental agencies and others having business dealings with the MF Business;

             (b) Use reasonable efforts to preserve the MF Business' assets, properties, business and rights;

             (c) Maintain all of the MF Business' Proprietary Rights in substantially the same standing as they exist on the date hereof and continue the prosecution of all applications therefor;

             (d) Maintain insurance covering the assets listed on the MF Financial Statements and all other types of insurance covering the MF Business at the same levels as such insurance coverage exists as of the date hereof;

             (e) Continue performance in the ordinary course of the MF Business' obligations under contracts, commitments, or other obligations to which it or any of its assets or properties are bound; and

             (f) Comply with all material (i) governmental issued laws, regulations and orders applicable to the MF Business and its operations, and
(ii) awards, judgments,
decrees and orders of any court, governmental authority or arbitration panel binding upon the MF Business or applicable to its operations.

      5.3    Negative Covenants:  Between the date hereof and the Closing,
             ------------------
Sellers shall not (and shall not cause or permit any Subsidiary to) do any of the following without the prior written approval of Buyer:

             (a) Incur or permit the incurrence of any additional indebtedness for borrowed money or incur any other individual obligation or liability in excess of One Hundred Thousand Dollars ($100,000), except in the ordinary course of the MF Business;

             (b) Incur or voluntarily permit to be incurred any Encumbrances on the MFGL Shares, the TAFE Shares, the Incidental Shares or any of the Acquired Assets, except in the ordinary course of the MF Business;

             (c) Except in accordance with past practice or general collective bargaining agreements, increase the rate of compensation for any of the MF Business' employees or otherwise enter into or alter any employment, consulting or managerial services agreement or arrangement applicable to the MF Business;

             (d) Except for normal increases in accordance with past practice or general collective bargaining agreements, commence, enter into or increase any pension, retirement, profit sharing, employee stock option or stock purchase, bonus, deferred compensation, incentive compensation, life insurance, health insurance, fringe benefit or other employee benefit or welfare plan or arrangement applicable to the MF Business;

             (e) Sell, assign, transfer or dispose of (collectively, "Transfer"), or enter into any agreement or arrangement to Transfer any of the Acquired Assets or properties other than in the ordinary course of the MF Business or Transfer or enter into any agreement or arrangement to Transfer the MFGL Shares, the TAFE Shares or the Incidental Shares;

             (f) Enter into any agreement with any federal, state or local tax authority which requires the MF Business to pay any Taxes arising in connection with the MF Business if such Taxes will not be paid prior to April 29, 1994, without the prior written consent of Buyer (which consent shall not be unreasonably withheld);

             (g) Enter into any individual transaction or contract or make any individual commitment involving an amount in excess of Fifty Thousand Dollars ($50,000) other than in the ordinary course of the MF Business; or

             (h) Except as provided in Section 5.7 hereof, declare or pay any dividends, or make any distributions on or with respect to any capital stock of any Seller or any Subsidiary, to the extent any such dividends or distributions would be paid or made with any Acquired Assets, the MFGL Shares, the TAFE Shares, the Incidental Shares or any asset owned by MFGL or any Subsidiary.

      5.4    Removal of Encumbrances:  As and to the extent any Encumbrances
             -----------------------
(including those under the MF Loans) may exist on the MFGL Shares, the TAFE Shares or the Acquired Assets, Sellers shall take reasonable efforts to attempt to remove such Encumbrances no later than the Closing.

      5.5    Governmental Approval:  If advisable for the completion of the
             ---------------------
transaction contemplated by this Agreement, Buyer and Sellers shall each promptly file for approval of this transaction with U.K., Germany, French, E.U., and U.S. authorities; including, if advisable, notifications relating to the transaction contemplated hereby pursuant to Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules of the Federal Trade Commission thereunder. The parties shall cooperate in attempting to secure the expiration of the U.S. or other waiting periods at the earliest practicable date.

      5.6    Consent:  Sellers and Buyer shall work together to obtain
             -------
required consents, approvals or waivers of any persons to carry out the transaction contemplated by this Agreement. Buyer and Sellers shall each bear fifty percent (50%) of all costs necessary to obtain such consent, approval or waiver from an unrelated third party, other than those related to the MF Loans (which shall be paid solely by Sellers). Without limiting the generality of the foregoing, Buyer and Seller shall each bear fifty percent (50%) of all costs incurred to obtain for Buyer all rights necessary for Buyer to continue to use in the MF Business after the Closing all software used by Sellers primarily in the MF Business prior to the Closing.

      5.7    Indebtedness Payments:
             ---------------------

             (a) On or before the Closing, Varity shall repay, or cause its subsidiaries to repay, in full all intercompany indebtedness owed by or to MFGL or any Subsidiary. Sellers shall be free to use the cash in the MF Business to repay such intercompany indebtedness owed by MFGL or any Subsidiary. To the extent that any Seller contributes cash to the MF Business to repay any such intercompany debt and any such cash remains in MFGL or any Subsidiary after such intercompany indebtedness is repaid, Sellers may cause such cash to be distributed to any Sellers by means of a dividend, capital reduction, redemption of the 'A' Deferred MFGL Shares or other method from MFGL or any Subsidiary. The repayment of intercompany indebtedness contemplated by this
Section 5.7(a) is more fully illustrated in Appendix 5.7(a) hereto.

             (b) On or before the Closing, Sellers shall repay in full the indebtedness of the MF Business under the loans listed on Appendix 5.7(b) hereto (collectively, the "MF Loans"), except for the foreign exchange contracts listed thereon (which are addressed in Section 5.12 hereof). Sellers shall be free to use the cash in the MF Business as of the Closing to repay the MF Loans. Sellers represent and warrant that the intercompany indebtedness and the MF Loans to be repaid at Closing constitute all of the MF Business' debt for borrowed money, except finance leases.

             (c) The obligations of Varity and its subsidiaries for the repayment of the MF Loans shall be limited to the difference between the MF Loans at April 29, 1994 and the cash in the MF Business (including the amount as of stage 1 intercompany loans as listed on Appendix 5.7(a) other than the receivable from VHL) at April 29, 1994 (the "Loan Liability"). If the Loan Liability is greater than the actual payment made by Sellers to repay the MF Loans at Closing (the "Loan Repayment Amount"), then twenty-eight (28) days after the Closing Sellers shall pay to Buyer the amount of such difference. If the Loan Liability is less than the Loan Repayment Amount, then twenty-eight
(28) days after the Closing Buyer shall pay to Varity the amount of such difference.

             (d) If Buyer desires to assume all or any portion of the MF Loans, and Sellers consent to such assumption (which consents shall not be unreasonably withheld), Buyer and Sellers shall work together to have such loans assumed by Buyer with a full release of any liability of Sellers and a reduction in the Cash Consideration for the amount of the indebtedness so assumed by the Buyer at the Closing, as more fully set forth on Appendix 5.7(a) hereto.

             (e) Sellers represent and warrant to Buyer that the principal amount of the intercompany loans listed on Appendix 5.7(a) hereto have not increased since April 1, 1994, and will not increase prior to the Closing.

      5.8    Transfer of Associates Shares:  Between the date hereof and
             -----------------------------
the Closing, Varity shall transfer and assign, or shall cause its appropriate subsidiary or affiliate to transfer and assign, all of the Associates Shares to MFGL in exchange for certain shares of the capital stock of MFGL previously issued to VHL (and being transferred to Buyer pursuant to this Agreement).

      5.9    TAFE Shares:  Prior to the Closing, Sellers shall use its best
             -----------
efforts to obtain the consents of the other shareholders of TAFE to permit Varity GmbH to transfer the TAFE Shares to Buyer pursuant to this Agreement.
If Buyer is unable to obtain such consents prior to the Closing, then the Closing shall occur as provided under this Agreement, except that Sellers shall not be obligated to deliver the TAFE Shares at Closing. As soon as practicable thereafter, Sellers shall deliver either the TAFE Shares (if such consents are obtained after the Closing) or the full amount of the proceeds (the "TAFE Proceeds") received by Sellers upon the sale of the TAFE Shares to the other TAFE shareholder(s) pursuant to the terms of the TAFE Articles of Association; provided, however, that Sellers shall not agree with the other shareholders of TAFE as to the amount of the TAFE Proceeds without the prior written consent of Buyer (which consent shall not be unreasonably withheld). During the period after the Closing Date until the TAFE Shares or TAFE Proceeds are delivered to Buyer, between Buyer and Sellers, Buyer shall be treated as the beneficial owner of the TAFE Shares and shall be entitled to all dividends paid on the TAFE Shares during such period.

      5.10   Massey Ferguson Name:  As soon as practicable after the
             --------------------
Closing, Varity shall discontinue, and shall cause its direct and indirect subsidiaries to discontinue, all uses of any corporate name, trademark, trade name, service mark or other advertising symbol containing the words "Massey" or "Ferguson" or the initials "MF," either alone or in combination with any other words.

      5.11   Structure of Transaction:  In the event Buyer desires to
             ------------------------
restructure the transactions contemplated by this Agreement at or prior to the Closing for tax planning purposes, Sellers shall cooperate with Buyer to effect any such restructuring, and Buyer shall reimburse Sellers for any additional reasonable costs incurred by Sellers in connection with any such restructuring.

      5.12   Foreign Exchange Contracts:  Buyer and Sellers shall work
             --------------------------
together to have the MF Business' foreign exchange contracts remain in place or assigned to Buyer with the Varity and VHL guarantees being fully released. To the extent that Varity and VHL are not released as guarantors on arrangement in place at the Closing, those arrangements shall remain in place until they expire, with Buyer indemnifying Varity and VHL against any liability incurred by them under those guarantees as a result of any action or omission of Buyer.

      5.13   Redemption of 'A' Deferred MFGL Shares:  Varity and VHL
             --------------------------------------
severally undertake to procure that MFGL shall no later than two months from the date of this Agreement, and in any event on or before Closing, purchase the 'A' Deferred MFGL Shares pursuant to and in accordance with Sections 171 - 181 (inclusive) of the Companies Act 1985 for an aggregate consideration no greater than the amount of any cash contributed by a Seller to the MF Business and remaining in MFGL, as contemplated by Section 5.7(a) hereof and subject in any event to a maximum aggregate consideration of $38,895,000. If such purchase of 'A' Deferred MFGL Shares has not been completed on or prior to the Closing, VHL undertakes to, and Varity undertakes to procure that VHL shall make a gift of the 'A' Deferred MFGL Shares (for no consideration whatsoever) to MFGL at Closing.


                                  Article VI
                                    Closing
                                    -------

      6.1    The Closing:
             -----------

             (a) For purposes hereof, the term "Closing" means the time at which the transactions contemplated hereby shall be consummated after satisfaction or waiver of the conditions set forth in this Agreement. Subject to Sections 10,3 and 10.4 hereof, the Closing shall take place on a date (the "Closing Date") on or after June 15, 1994 which is selected by Buyer and as to which Buyer shall give Sellers at least five (5) business days advance notice. The Closing shall occur at the offices of Troutman Sanders (counsel to Buyer), 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308-2216 at
10:00 a.m. (Atlanta time).

             (b) If any portion of the Cash Consideration is to be obtained by Buyer through a public offering of securities, it is understood and agreed that, if Buyer so elects, all documents, certificates and other items which Buyer and Sellers are required to deliver hereunder shall be delivered to the Escrow Agent on the Closing Date (the "Escrow Closing") and that Buyer shall have an additional period of ten (10) business days following the Escrow Closing to deliver the Cash Consideration contemplated hereunder. Upon delivery of the Cash Consideration by Buyer, the Escrow Agent shall deliver to Seller and Buyer all of the documents, certificates and other items deposited with the Escrow Agent at the Closing and required hereunder to be delivered to the respective parties at the Closing. In the event that Buyer does not deliver the Cash Consideration within the ten (10) business days contemplated hereunder, the Escrow Agent shall return to Buyer and Sellers the documents, certificates and other items deposited by each of them at the Closing; and the rights and obligations of the parties shall continue as provided in this Agreement. In the event of an Escrow Closing pursuant to this Section 6.1, Seller shall waive all of the conditions to its obligations under this Agreement at the time of the Escrow Closing except the condition that Seller receive the Cash Consideration. For purposes of this Agreement, if the parties utilize an Escrow Closing and the Cash Consideration is paid to the Escrow Agent within ten (10) business days of the Escrow Closing, the date of the "Closing" shall be deemed to be the date of the Escrow Closing. Any failure by Buyer to deliver the Cash Consideration within the five (5) business days contemplated herein shall not be deemed a breach of this Agreement and shall not preclude Buyer from performing under this Agreement on or before the November 5, 1994 termination date provided for in Section 10.3 of this Agreement.


      6.2    Buyer's Obligations:  At the Closing, Buyer shall deliver to
             -------------------
Sellers the following:

             (a) The documents, certificates and other items which Buyer is required to deliver hereunder or which Sellers may reasonably request to evidence Buyer's due performance of its obligation under this Agreement;

             (b) The Cash Consideration and stock certificates representing the Share Consideration;

             (c)   The Related Agreements;

             (d) An executed instrument satisfactory to Sellers pursuant to which Buyer assumes the Assumed Liabilities as of the Closing; and

             (e) An opinion or opinions of counsel to Buyer in form reasonably acceptable to Sellers and usual and customary for a transaction of this nature.

      6.3    Sellers' Obligations:  At the Closing, Sellers shall deliver
             --------------------
or cause to be delivered to Buyer the following:

             (a) The documents, certificates, and other items which Sellers are required to deliver hereunder or which Buyer may reasonably request to evidence Sellers' due performance of their obligations under this Agreement;

             (b)   The Related Agreements;

             (c) An executed bill of sale and such other documents satisfactory to Buyer pursuant to which the Asset Sellers convey the Acquired Assets to Buyer;

             (d) The share certificates for the MFGL Shares, the TAFE Shares (subject to Section 5.9 hereof) and the Incidental Shares, duly endorsed in blank for transfer or accompanied by duly executed blank stock powers;

             (e) An update as of the Closing Date of the representations and warranties of Sellers contained in Sections 3.4(f) and 3.4(o) hereof; and

             (f) An opinion or opinions of counsel to Sellers in form reasonably acceptable to Buyer and usual and customary for a transaction of this nature.


                                  Article VII
                             Actions After Closing
                             ---------------------

      7.1    Further Conveyances:  After the Closing, Sellers shall execute
             -------------------
and deliver to Buyer such additional instruments of conveyance or other documents or certificates as Buyer may reasonably request to complete or evidence the transactions contemplated by this Agreement.

      7.2  Further Consents to Assignment:  As and to the extent Buyer and
         --------------------------------
Sellers have failed to obtain prior to Closing the consent, approval or waiver of any person to carry out the transaction contemplated by this Agreement:

             (a) the parties will use their best efforts to obtain from such person or persons the consents, approvals or novations (or effective waivers thereof); and

             (b) if the parties are unable to obtain any such consent, approval, novations or waiver, then (i) this Agreement shall not constitute or be deemed to be a contract to assign the same if any attempted assignment without such consent, approval, novation or waiver would constitute a breach of such item or create in the issuer or any party thereto the right or power to cancel or terminate such item, and (ii) Sellers will cooperate with Buyer in any reasonable arrangement designed to provide Buyer with the benefit of

Sellers' rights under such item, including enforcement (at Buyer's expense) of any and all rights of Sellers against such person as Buyer may reasonably request; and

             (c) Buyer and Sellers will each bear fifty percent (50%) of all costs incurred to obtain such consent, approval, novation, waiver or benefits.


      7.3    Access to Former Business Records:
             ---------------------------------

             (a) For a period of ten (10) years following the Closing, Buyer will retain in accordance with Sellers' records retention policy all current business records relating to the MF Business. During such period, Buyer will afford duly authorized representatives of Sellers, during normal business hours, free and full access to all of such records and will permit such representatives to make abstracts from, or to take copies of any such records, or to obtain temporary possession of any thereof as may be reasonably required by Sellers. During such period, Buyer will cooperate with Sellers, and cause employees of the MF Business to cooperate with Sellers in furnishing information, evidence, testimony, and other assistance, at no cost to Sellers, in connection with any action, proceeding, tax audits, or investigation relating to Sellers' conduct of the MF Business prior to the Closing.

             (b) For a period of ten (10) years following the Closing, Sellers will retain in accordance with their record retention policy all current business records relating to the MF Business, including, without limitation, all tax information. During such period, Sellers will afford duly authorized representatives of Buyer, during normal business hours, free and full access to all of such records and will permit such representatives to make abstracts from, or take copies of any such records, or to obtain temporary possession of any thereof as may be reasonably required by Buyer.

      7.4    Financial Data:  Buyer shall prepare and submit to Sellers
             --------------
at the time required under Sellers' existing financial policies, financial data for the monthly, quarterly and year end periods ending hereafter and on or prior to the Closing Date in the form normally delivered by the MF Business to Sellers.

      7.5    Taxes:  Buyer shall prepare and file with the appropriate
             -----
authorities all tax returns and all annual reports (Form 5471) which are required or advisable to be filed after the Closing, for any tax period which relates to the ownership or operation of the MF Business or any business or any assets being sold under this Agreement. Buyer shall promptly pay all Taxes due on said tax returns which could otherwise become the responsibility of Sellers. Buyer shall cause its employees to assist Sellers in complying with tax audits, defending and supporting tax positions taken and preparing, reviewing and producing records, returns or documents (or any other compliance requirements) relating to any Taxes, fees, assessments or charges paid or payable by Sellers, the MF Business or on any business or any assets being sold under this Agreement. Sellers shall reimburse Buyer for Buyer's reasonable cost of providing such assistance related to any tax periods ending prior to the Closing Date.

      7.6    Tax Consents and Losses:  Buyer shall make all appropriate
             -----------------------
returns and sign all group relief surrender consent letters as the Sellers may require that are necessary or advisable to effect the surrender for all tax periods ended on or prior to the Closing. The surrender of tax losses by the companies in the MF Business for tax periods ended on or prior to closing shall be made without payment by the claimant company. In this regard, both the Buyer and the Seller shall make all reasonable endeavors to comply with the provisions of sections 155 to 158 of the Companies Act 1985. The surrender of tax losses by the companies in the MF Business will first be applied against companies in the MF Business before surrendering to other UK based Varity subsidiaries which prior to closing were part of the UK Tax Group. Buyer undertakes to make no variations to existing claims and surrenders without the Seller's consent. Buyer undertakes not to disclaim any capital allowances in respect of any tax period ended prior to closing. Buyer and Sellers shall not adjust or agree to any adjustments to the taxable profits or losses of any Company in the MF Business for any accounting period ending on or prior to Closing Date without the consent from the other party.

      7.7    Tax Elections:  Buyer shall inform Varity if the acquisition
             -------------
of any shares purchased under this Agreement is treated like an asset acquisition (such as a Section 338(g) election under U.S. tax law). Buyer agrees to indemnify Sellers at the time of payment for any additional tax costs (including the use of the U.S. Federal income tax loss carry forwards) paid by Sellers directly resulting from any such treatment upon receipt of proof (on a with/without basis) of such costs from Sellers. Sellers shall assist Buyer prior to Closing with the calculations required to determine the effects of such treatment on the Buyer and Sellers. Buyer shall provide analysis of the purchase price allocation included at Schedule 2.8 to the Sellers to reflect such treatment and facilitate computation of tax costs to Sellers.

      7.8    Product Liability Assistance:  For such time as the product
             ----------------------------
liability specialists of the MF Business hired by Buyer in connection with the transactions contemplated by this Agreement remain employed by Buyer, Buyer agrees to provide to the Asset Sellers, at their request, assistance from such product liability specialists to assist Sellers with the defense of product liability claims retained by the Asset Sellers under Section 2.6 hereof. Sellers shall reimburse Buyer for Buyer's reasonable costs of providing such assistance.

                                 Article VIII
                      Employees and Employee Benefits
                      -------------------------------

      8.1    Employment:  Effective as of the Closing, each employee of the
             ----------
Asset Sellers who is a part of the MF Business (except those listed on Appendix
8.1 hereto) shall cease to be an employee of such entity and will become an employee of Buyer (on their existing terms and conditions of employment). Employees of such entities who are on lay-off, workers compensation, disability, medical or other such leave at the time of the Closing shall have the same reemployment rights with Buyer as they had with such entity.

      8.2    Pension Plans:  Buyer will not become a sponsor of the MF
             -------------
Business' North American pension plans covering the MF Business' current or former employees and no assets or liabilities of any such plan will be transferred to or assumed by Buyer or any plan or trust maintained by Buyer. Further credit for service and vesting under the MF Business' North American pension plan will end for North American employees of the MF Business at the Closing. Buyer will not assume any pension benefit liabilities related to former employees of MF GmbH who are not employed by the MF Business at the Closing. Buyer will assume liability for pension benefits of employees of MF GmbH who become employees of the Buyer at the Closing. Buyer will assume Sellers' obligations under all other pension plans for employees of the MF Business and the assets of such plans allocable to the transferred employees will be transferred to Buyer. Buyer and Seller shall mutually agree on the manner in which the assets of the Varity U.K. Executive Pension Plan are to be reasonably apportioned between the employees of the MF Business who are participants under such plan and the other individuals who are participants under such plan. Each party reserves the right to not offer or to change pension benefits in the future when and as it deems appropriate.

      8.3    Retiree Benefits:  Buyer shall be responsible for any retiree
             ----------------
benefits which it chooses to provide to employees of the MF Business who retire after the Closing. Buyer agrees at the Closing to count each MF Business employee's years of service with the MF Business prior to the Closing for vesting purposes under its retiree benefit plans. Each party reserves the right to not offer or to change retiree benefits in the future when and as it deems appropriate.

      8.4    Accrued Vacation:  As of the Closing, Buyer shall assume
             ----------------
all obligations of the appropriate Asset Seller for vacation accrued as of the Closing by the MF Business' employees who become Buyer's employees.

      8.5    Severance:  If after the Closing Buyer terminates any
             ---------
individual who became an employee of Buyer pursuant to Section 8.1 above, Buyer shall give said employee severance pay and benefits at least equal to those provided to such employee by the appropriate Asset Seller prior to the Closing and shall count service with the Buyer, Varity and Varity's subsidiaries for this calculation. Buyer shall be solely responsible for the cost and adequacy of any employee severance payment incurred in Buyer's termination of any employees of the MF Business. Buyer shall indemnify and hold harmless Sellers, as well as Varity, Varity's subsidiaries and their employees and agents from any and all liabilities related to all such terminations and severance.


                                  Article IX
                                Indemnification
                                ---------------

      9.1    Indemnification of Sellers:  Buyer shall indemnify, defend,
             --------------------------
and hold Sellers, Sellers' subsidiaries and affiliates as well as their officers and directors harmless from and against any and all liabilities, damages, losses, claims, costs, and expenses (including attorneys' fees) arising out of or resulting from any misrepresentation or breach of warranty by Buyer for which notice is given by Sellers within the time period specified in Section 3.6 hereof, Buyer's failure to perform the Assumed Liabilities or, subject to Section 10.4 hereof, the nonperformance of any obligation to be performed on the part of Buyer under this Agreement.

      9.2    Indemnification of Buyer:  Notwithstanding the disclosure of
             ------------------------
any information by Sellers to Buyer in this Agreement or otherwise, or the discovery of any information by Buyer in its due diligence review of the MF Business, Sellers, jointly and severally, shall indemnify, defend and hold harmless Buyer, its subsidiaries and affiliates and their respective officers and directors from and against any and all liabilities, damages, losses, claims, costs and expenses (including attorneys' fees) arising out of or resulting from:

             (a)   any misrepresentation or breach of warranty under Section
3.4 of this Agreement of which notice is given by Buyer within the period specified in Section 3.6 hereof;

             (b) any misrepresentation or breach of warranty under this Agreement (other than under Section 3.4 hereof);

             (c) any Asset Seller's failure to fully pay or satisfy any of the Excluded Liabilities when due and payable;

             (d) the nonperformance of any obligation to be performed by any Seller pursuant to this Agreement; or

             (e) any of the following: (i) any violation of any U.S. or Canadian federal, state, provincial or local statute, ordinance or governmental regulation relating to pollution or protection of the environment in connection with the use and ownership of the MF Business assets before the Closing or the conduct of the MF Business before the Closing; (ii) any claim of any current or former employee of any Asset Seller or of the MF Business in connection with retiree pensions or benefit plans maintained by Varity or any Varity subsidiary or affiliate in North America; (iii) any claim of any former employee of any Asset Seller or of the MF Business (determined as of the Closing Date) in connection with retiree pensions or benefit plans maintained by Varity or any Varity subsidiary or affiliate in Germany; (iv) Taxes (at the time of payment) relating to the conduct of the MF Business during any tax period ended or ending prior to the Closing (in excess of the amount of such taxes accrued on the books of the MF Business as of the Closing), including any adjustments or penalties relating to any such taxes (even if such adjustments affect tax periods after the Closing); (v) any product liability claims made prior to the Closing Date, and any product liability claims made on or after the Closing Date relating to events (i.e., the date of accident or loss) occurring prior to January 31, 1986, which relate to Products produced, designed, developed, manufactured, assembled, sold, serviced or licensed in connection with the MF

Business; (vi) any claims made with respect to the MF Loans; (vii) any claims, other than product liability, warranty, product return and dealer termination claims (except as otherwise provided in Section 9.2(e)(v) hereof), arising as a result of any action or omission of MCC or any Seller's ownership of any interest in MCC (it being the understanding and belief of the parties hereto that all such liabilities and obligations were dismissed pursuant to insolvency proceedings for MCC); or (viii) any claims arising as a result of the termination of any MF Industrial dealer.

      9.3    Claims:  If either party desires to make a claim against the
             ------
other under Section 9.1 or 9.2 hereof which does not involve a claim by any person other than the parties, then such party shall make such claim by promptly delivering written notice to the other. If either Sellers or Buyer (the "Claimant") desires to make a claim against the other (the "Indemnitor") under Section 9.1 or 9.2 hereof which involves a claim by a person other than the parties, then such claim will be made in the following manner and be subject to the following terms and conditions:

             (a)   Notice:  The Claimant will give prompt notice to the
                   ------
Indemnitor of any demand, claim, or threat of litigation or the actual institution of any action, suit, or proceeding (collectively, a "Claim") at any time served on or instituted against the Claimant with respect to which the Claimant believes it would have a right of indemnification under Section 9.1 or
9.2 hereof. In providing such notice, the Claimant shall only state the existence of such Claim and shall not admit or deny the validity of the facts or circumstances out of which such Claim arose. Solely for purposes of determining whether the Claimant is entitled to indemnification under Section
9.1 or 9.2 hereof, the alleged facts or circumstances on which such Claim is based shall be deemed to be true until proven otherwise.

             (b)   Responsibility for Defense:  Within thirty (30) days
                   --------------------------
after receipt of any such notice, but not less than five (5) working days prior to the time the Claimant is required to respond to a Claim, the Indemnitor will, by giving written notice to the Claimant, have the right to assume responsibility for the defense of the Claim in the name of the Claimant or otherwise as the Indemnitor may elect; provided that the Indemnitor
                                       -------- ----
also agrees that it would have responsibility to indemnify the Claimant with respect to such Claim. Otherwise, the Claimant will have responsibility for the defense of the Claim. Subject to the provisions of subsection (c) below, the party having responsibility for defense of a Claim (the "Defending Party") will have the full authority to defend such Claim or appeal any judgment or ruling of a court or other tribunal in connection with such Claim in its own name and/or in the name of the other party.

             (c)   Right to Participate:  Notwithstanding a defending
                   --------------------
party's responsibility for the defense of a Claim, the other party shall have the right to participate, at its own expense and with its own counsel, in the defense of a Claim and the defending party will consult with the other party from time to time on matters relating to the defense of such Claim. The defending party will provide the other party with copies of all pleadings and material correspondence relating to such Claim.

             (d)   Settlement:  Indemnitor will provide the Claimant with
                   ----------
timely written notice of any proposed adjustment, compromise, or other settlement of a Claim which the Indemnitor intends to propose or accept. If the Claimant fails to provide the Indemnitor with timely written notice of objection to such settlement, then the Indemnitor shall have the authority to propose or accept such settlement and enter into any agreement, in its own name and/or in the name of the Claimant (as long as Indemnitor has the ability on its own to fully comply with such settlement), giving legal effect to such settlement. If the Claimant objects to a settlement under which the only relief is the payment of money damages solely by the Indemnitor, then the Indemnitor may, if it so elects, tender the defense to the Claimant by paying to the Claimant the amount of money proposed to be paid in settlement of the Claim, in which case the Indemnitor shall have no further liability to the Claimant hereunder with respect to such Claim and the Claimant shall have full authority for the future defense of such Claim and full responsibility for any and all liabilities, obligations, costs, and expenses resulting therefrom.

      9.4    Limitation on Indemnification:  Notwithstanding the provisions
             -----------------------------
of Section 9.2 hereof, Sellers will not be obligated to indemnify, defend, or hold Buyer harmless from or against any liability, damage, loss, claim, cost, or expense pursuant to Sections 9.2(a), 9.2(b) or 9.2(d) unless and to the extent (a) a given claim exceeds One Hundred Thousand Dollars ($100,000) or (b) all claims in the aggregate exceed Five Hundred Thousand Dollars ($500,000).
In no event will Sellers' total obligation to Buyer under Section 9.2(a) hereof exceed, in the aggregate, Thirty Million Dollars ($30,000,000).


                                   Article X
      Amendment, Waiver, Termination and Limitation of Buyer's Liability
      ------------------------------------------------------------------

      10.1   Amendment:  This Agreement may be amended at any time prior to
             ---------
the Closing but only by written instrument executed by all of the parties hereto.

      10.2   Waiver:  Buyer may at any time waive compliance by Sellers,
             ------
and Sellers may at any time waive compliance by Buyer, with any covenants or conditions contained in this Agreement but only by written instrument executed by the parties waiving such compliance, i.e., Buyer or Sellers, as the case may be. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstances or the waiver of any other covenant or condition.

      10.3   Termination:  Subject to Section 10.5 hereof, this agreement
             -----------
may be terminated at any time prior to the Closing, but only by written instrument signed by all of the parties hereto. This Agreement shall terminate automatically and without further action by the parties hereto in the event the Closing shall not have occurred by November 5, 1994, unless otherwise extended by all of the parties hereto to writing. Such a termination shall not release any party from breach of contract liability to the extent of such party's responsibility for the failure of the Closing to occur in a timely manner.

      10.4   Limitation of Buyer's Liability:  Notwithstanding anything
             -------------------------------
else contained herein to the contrary, in the event Buyer breaches this Agreement because Buyer is unable, after exercising all reasonable efforts, to obtain financing on commercially reasonable terms for the funds to be used as the Cash Consideration, Sellers' sole remedy for such breach shall be as follows:

             (a) In the event the Closing does not occur on or prior to September 6, 1994, as a result of Buyer's failure to obtain such financing, on September 7, 1994, Buyer shall pay to Varity (via wire transfer of immediately available funds) the sum of Five Million Dollars ($5,000,000.00) (the "Extension Payment"); and

             (b) In the event the Closing does not then occur on or prior to November 5, 1994, as a result of Buyer's failure to obtain such financing, Varity shall be entitled (as Sellers' sole remedy against Buyer hereunder) to file a demand for arbitration with the American Arbitration Association for any additional damages it may have as a result of said breach (to be heard by three
(3) arbitrators pursuant to the rules of the American Arbitration Association) on the earlier to occur of: (i) November 6, 1995; or (ii) the day immediately following the Closing Date of any sale of all or substantially all of the MF Business by Sellers; provided, however, that Buyer's total liability for such breach shall not be more than Fifteen Million Dollars ($15,000,000.00); provided further, that the Extension Payment shall be credited against Buyer's first Five Million Dollars ($5,000,000.00) of liability as determined by the arbitration proceeding.

      10.5   Force Majeure:  If prior to the Closing Date the performance
             -------------
of Buyer's or Sellers' material obligations hereunder become impossible or impracticable by reason of any act of God, natural disaster, actions or decrees of governmental bodies or other events of force majeure not the fault of Buyer or Sellers, respectively, then Buyer or Sellers, as the case may be, shall immediately give notice thereof to the other. Upon receipt of such notice, the obligations of Buyer and Sellers under this Agreement shall be immediately suspended until such performance becomes possible and practicable. If such conditions of force majeure then continue for ninety (90) consecutive days, and Buyer or Sellers, as the case may be, remain unable to perform its or their obligations hereunder, then either Buyer or Sellers may terminate this Agreement by giving written notice thereof to the other.


                                  Article XI
                                 Miscellaneous
                                 -------------

      11.1   Confidentiality:  After the Closing, Sellers will hold all
             ---------------
confidential information concerning the MF Business in confidence for at least five (5) years unless such information becomes lawfully obtainable from other sources.

      11.2   Severability:  If any provision of this Agreement shall
             ------------
finally be determined to be unlawful, then such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

      11.3   Expenses:  Each party shall bear its own expenses incurred in
             --------
connection with this Agreement and the transactions contemplated hereby whether or not such transactions are consummated.

      11.4   Taxes:  Buyer and Sellers shall each bear fifty percent (50%)
             -----
of the amount of all transfer, sales, stamp, VAT, gross receipts, turnover, use or other similar taxes or fees (other than taxes based on the income of any party) which may result from the purchase of the 'A' Deferred MFGL Shares and/or the sale and transfer of the MFGL Shares, the TAFE Shares, the Incidental Shares and/or the Acquired Assets from Sellers to Buyer. To the extent any such taxes or fees are refunded, Buyer and Sellers shall each be entitled to fifty percent (50%) of such refund.

      11.5   Notices:
             -------

             (a) All notices, requests and other communications hereunder shall be in writing and shall be sent by hand delivery, by certified or registered mail (return-receipt requested), by facsimile or by a recognized national overnight courier service as set forth below:

      If to Buyer, to:AGCO Corporation
                        4830 River Green Parkway
                        Duluth, Georgia 30136
                        Fax No.:  (404) 813-6158
                        Attention: Michael F. Swick, Esq.

      If to Sellers, to:Varity Corporation
                        672 Delaware Avenue
                        Buffalo, New York 14209
                        Fax No.:  (716) 888-8065
                        Attention:  Kenneth L. Walker, Secretary

             (b) Notices delivered pursuant to Section 11.5(a) hereof shall be deemed given: at the time delivered, if personally delivered,; three (3) business days after being deposited in the mail, if mailed; one (1) business day after being sent, if faxed; and one (1) business day after timely delivery to the courier, if by overnight courier service.

             (c) Any party hereto may change the address to which notice is to be sent by written notice to the other parties hereto in accordance with this Section 11.5.

      11.6   Assignment:  This Agreement shall be binding upon and inure to
             ----------
the benefit of the successors of each of the parties hereto, but shall not be assignable by any party without the prior written consent of the other; provided, however, that Buyer may assign its rights and delegate its
- - --------  -------
duties hereunder to one or more subsidiaries or affiliates of Buyer without the prior consent of Sellers, as long as Buyer shall guaranty the performance by such assignee of Buyer's obligations under this Agreement.

      11.7   Third Parties:  This Agreement is not intended to, and shall
             -------------
not, create any rights in or confer any benefits upon anyone other than the parties hereto, as well as its subsidiaries and affiliates.

      11.8   Incorporation by Reference:  The Appendices to this Agreement
             --------------------------
constitute integral parts of this Agreement and are hereby incorporated into this Agreement by this reference.

      11.9   Counterparts:  This Agreement may be executed in one or more
             ------------
counterparts each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement. Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any facsimile transmission of any signature shall be deemed an original and shall bind such party.

      11.10  Governing Law:  This Agreement shall be governed by and
             -------------
construed in accordance with the internal substantive laws of the State of New York.

      11.11  Complete Agreement:  This Agreement sets forth the entire
             ------------------
understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any partner, officer, employee, or representative of either party relating thereto; provided, however, that nothing contained herein shall in any way affect any rights or obligations of any party to: (i) that certain Partnership Interest Purchase Agreement, dated as of February 8, 1994, between and among AGCO Acceptance Corporation, Agricredit Acceptance Corporation and Varity; (ii) that certain Asset Purchase and Sale Agreement, dated as of November 27, 1992, between and among Agricredit Acceptance Company, Agricredit Acceptance Corporation, Varity and Massey Ferguson Credit Corporation; or (iii) that certain General Partnership Agreement, dated as of November 27, 1992, by and between AGCO Acceptance Corporation and Agricredit Acceptance Corporation.

      11.12  Bulk Sales:  Buyer waives compliance by Sellers as part of
             ----------
this transaction with the provisions of any bulk sales laws of any state in the United States.

      IN WITNESS WHEREOF, Buyer and Sellers have each caused this Agreement to be duly executed, as of the date first above written.


                              AGCO CORPORATION


                              By:/s/ Robert J. Ratliff
                                 -----------------------------------

                              Title:Chairman
                                    --------------------------------



                              VARITY HOLDINGS LIMITED


                              By:/s/ Frederick J. Chapman
                                 -----------------------------------

                              Title:Vice President and Treasurer
                                    --------------------------------



                              VARITY GmbH


                              By:/s/ Beat Landis
                                 -----------------------------------

                              Title:Managing Director
                                    --------------------------------



                              MASSEY FERGUSON GmbH


                              By:/s/ Stephen Lupton
                                 -----------------------------------

                              Title:Geschaeftsfuehrer
                                    --------------------------------

                              MASSEY FERGUSON INDUSTRIES LIMITED


                              By:/s/ Kenneth L. Walker
                                 -----------------------------------

                              Title:Secretary
                                    --------------------------------



                              MASSEY FERGUSON (DELAWARE) INC.


                              By:/s/ Kenneth L. Walker
                                 -----------------------------------

                              Title:Secretary
                                    --------------------------------



                              VARITY CORPORATION


                              By:/s/ Kenneth L. Walker
                                 -----------------------------------

                              Title:VP Legal & Secretary
                                    --------------------------------

                                                                  Appendix 1.1

                              CERTAIN DEFINITIONS
                              -------------------


      Where used in the Purchase and Sale Agreement and identified with initial capital letters, the following terms have the meanings set forth below:


'A' Deferred
MFGL Shares       As defined in the second recital

Acquired          As defined in Section 2.3.
Assets

Affiliate         An entity in which MFGL either directly or indirectly owns an equity interest of less than fifty percent (50%) but more than one percent (1%).

Agreement         As defined in the preamble.

Asset Sellers     As defined in Section 2.2.

Associates
Shares            As defined in the first recital.

Assumed           As defined in Section 2.5.
Liabilities

'B' Deferred
MFGL Shares       As defined in the second recital

Buyer             As defined in the preamble.

Cash              As defined in Section 2.7.
Consideration

Claim             As defined in Section 9.3(a).

Claimant          As defined in Section 9.3.

Closing           As defined in Section 6.1.

Closing Date      As defined in Section 6.1.

Comagi Shares     As defined in the first recital.

Default An event, circumstance, or occurrence which constitutes a breach or default (or which by detection, lapse of time, and/or notice would constitute a breach or default) with respect to a contract, agreement, order, decree or other commitment or obligation.

Defending         As defined in Section 9.3(b).
Party

Encumbrance       An encumbrance or lien having a material adverse effect on the thing or right so encumbered (other than the encumbrances created by the MF Loans), including, without limitation, any materialman's lien, mechanic's lien, encroachment, easement, security interest, hypothecation, equity, charge, restriction, claim, pledge, reversionary interest, executory interest, or other conflicting interest.

Escrow Agent      A banking corporation or a trust company having capital and surplus in excess of $100 million and having its principal executive office located in New York, New York or Atlanta, Georgia. The Escrow Agent shall be designated by Buyer, subject to Sellers' consent which shall not be unreasonably withheld. Buyer shall give Sellers written notice of its designation of the Escrow Agent at least ten (10) days prior to the Escrow Closing, and if Sellers object to Buyer's designation of the Escrow Agent, Sellers shall propose an alternative Escrow Agent in writing within five (5) days of Buyer's notice of designation hereunder.

Excluded          As defined in Section 2.4.
Assets

Excluded          As defined in Section 2.3(a).
Cash

Excluded          As defined in Section 2.6.
Liabilities

Extension
Payment           As defined in Section 10.4(a).

German Real
Property The office building owned by Varity GmbH and used in the MF Business in Eschwege, Germany.

Incidental        As defined in the first recital.
Shares

Indemnitor        As defined in Section 9.3(a).

Loan Liability    As defined in Section 5.7(c).

Loan Repayment    As defined in Section 5.7(c).
Amount

LTC Shares        As defined in the first recital.

MCC Massey Combines Corporation and any predecessor to the business thereof.

MF Business       As defined in the eleventh recital.

MF Financial      As defined in Section 3.4(a).
Statements

MF GmbH           As defined in the preamble.

MF GmbH           As defined in the sixth recital.
Business

MF Industrial     The industrial machinery business previously conducted by
                  MFGL and currently conducted by Fermec Holdings Limited as its successor.

MF Loans          As defined in Section 5.7(a).

MFDI              As defined in the preamble.

MFDI Business     As defined in the eighth recital.

MFGL              As defined in the second recital.

MFGL Business     As defined in the third recital.

MFGL Shares       As defined in the second recital.

MFIL              As defined in the preamble.

MFIL Business     As defined in the seventh recital.

Options           As defined in Section 3.3(a).

Ordinary MFGL
Shares            As defined in the second recital

Ownership         Such ownership as confers upon the person having it the
                  complete, good, and marketable title and control over the thing or right owned, free and clear of any and all Encumbrances except Permitted Encumbrances.

Permitted
Encumbrances      Such Encumbrances which: (a) arose in the ordinary course of the MF Business; (b) do not secure or otherwise relate to borrowed money; and (c) do not cover the MFGL Shares, the TAFE Shares or all or substantially all of the assets of any Seller or any Subsidiary.

Products          As defined in the third recital.

Proprietary
Rights            Rights consisting of, conferred by, or otherwise relating to
                  (i) patents and patent applications (including all renewals, extensions, or modifications thereof), (ii) trade secrets, including, without limitation, know-how, inventions, computerized data and information, computer programs, business records, files and data, discoveries, formulae, production outlines, product designs, manufacturing information, processes and techniques, drawings, and customer lists, (iii) the Trademarks, Trademark Licenses, service marks, and applications therefor, (iv) copyrights, (v) trade names, (vi) other intellectual property, and (vii) other technology.

Purchase Price    As defined in Section 2.7.

Related           As defined in Section 4.1(f).
Agreements

Reports           As defined in Section 3.1(h)

SEC               The United States Securities and Exchange Commission.

Seller            As defined in the preamble.

Sellers'          As defined in Section 1.3.
Knowledge

Share             As defined in Section 2.7.
Consideration

STMCL Shares      As defined in the first recital.

Subsidiary        An entity in which MFGL either directly or indirectly owns an equity interest of equal to or greater than fifty percent
                  (50%).

TAFE              As defined in the fourth recital.

TAFE Business     As defined in the fifth recital.

TAFE Proceeds     As defined in Section 5.9.

TAFE Shares       As defined in the fourth recital.

Taxes Federal, state, county, local, foreign or other income, sales, real estate, excise, employee payroll or other taxes or assessments of any kind whatsoever.

Trademark         As defined in the tenth recital
Business

Trademark         As defined in the tenth recital.
Licenses

Trademarks        As defined in the tenth recital.

Transfer          As defined in Section 5.3(e).

U.K. Tax Group    As of the end of any tax year ended or ending prior to the
                  Closing, VHL and any of its direct or indirect subsidiaries
                  (which are at least 75% owned by VHL or any other such subsidiary) incorporated under the laws of the United
                  Kingdom.

Varity            As defined in the preamble.

Varity Farm
Business          As defined in the eleventh recital.

Varity GmbH       As defined in the preamble.

VHL               As defined in the preamble.

                                APPENDIX 2.3(d)
                                ---------------

                  REAL PROPERTY LEASES TO BE ASSUMED BY BUYER
                  -------------------------------------------

1. Lease of facilities at 1800 Appleby Line, Unit #9, Burlington, Ontario, Canada L7L GA1

2. Lease of facilities at 2800 Skymark Avenue, Unit 4A, Level 3, Building 1, Mississauga, Ontario, Canada L4W 5A6

3. Lease of facilities at 5255 Triangle Parkway, Suite 150, Norcross, Georgia USA 30092

4. Lease of facilities at 5440 N.W. 33rd Avenue, Suite 106, Ft. Lauderdale, Florida USA 33309

                                APPENDIX 2.4(c)
                                ---------------

                      EXCLUDED TRADEMARKS AND TRADE NAMES
                      -----------------------------------


All trademarks, corporate names and trade names utilized primarily by Varity, Varity's Kelsey - Hayes business or Perkins business, including, without limitation, "Varity", "Kelsey-Hayes", "Perkins" and variations thereon.

                                APPENDIX 3.1(f)
                                ---------------

                           BUYER'S REQUIRED CONSENTS
                           -------------------------


.    Buyer's Board of Directors

.    Federal Trade Commission (Hart-Scott-Rodino)

.    other foreign government consents

.    ITT Commercial Finance

.    Rabobank

                                APPENDIX 3.2(f)
                                ---------------

                           SELLERS' REQUIRED CONSENTS
                           --------------------------


.    Sellers' respective Boards of Directors

.    Federal Trade Commission (Hart-Scott-Rodino)

.    other foreign government consents

                                APPENDIX 3.3(b)
                                ---------------

                        MFGL SUBSIDIARIES AND AFFILIATES
                        --------------------------------


                                  See Attached

MASSEY FERGUSON ISEKI AUSTRALIA     December 1993   1-Australia 2
LIMITED                             * Changes since previous issue

Incorporated
- - ------------
December 23, 1921 under the Companies
Act of the State of Victoria as
H.V. McKay Proprietary Limited, a
private stock company.

Change of Name
- - --------------
H.V. McKay Massey Harris Proprietary
Limited, on October 8, 1930.
Massey-Ferguson (Australia) Limited,
On April 10, 1958.
Massey Ferguson Iseki Australia
Limited on July 1, 1992.

Head Office
- - -----------
2 Devonshire Road, Sunshine
Victoria 3020, Australia.
Cable Address: MASFERG MELBOURNE
Telex Number: AA31075
Fax: 312-6279

Auditors
- - --------
KPMG Peat Marwick
161 Collins Street
Melbourne 3000
Australia
Tel: (03) 288 5555
Fax: (03) 288 5253

Solicitors
- - ----------
Mallesons Stephen Jaques
Rialto
525 Collins Street
Melbourne, Victoria 3000
Tel:  (03) 619 0619*
Fax:  (03) 614 1329

Capital
- - -------
Authorized: 250,000 shares of 50 cents each
Issued: 229,520 shares of 50 cents each

Shareholders
- - ------------
Massey Ferguson Nederland
Holding BV:                             172,135
Iseki & Co. Limited:                     57,380
Varity Corporation:
A. Verhagen:                                  1
I Dujic:                                      1
J.L. Esson:                                   1
Varity Corporation                            2

* Directors
- - -----------
D. Chauvin : Chairman
A. Verhagen : Deputy Chairman & M.D.
D.J. Roache
J.H.V. Bradley
I. Dujic
J.L. Esson
Y. Hamada
M. Abe

Principal Officers
- - ------------------
A. Verhagen M.D. & CEO
I. Dujic
J.H. Bradley
J.L. Esson
E.G. Pask (Secretary)

Fiscal Year
- - -----------
Year ending January 31

Annual Meeting
- - --------------
Once at least in every calendar year not more than 15 months after the preceding meeting and not more than 6 months after the close of the fiscal year.

Shareholders' Meetings
- - ----------------------

Notice required: 14 days' notice except in the case of a meeting at which it is proposed to pass a special resolution when 21 days is necessary. With the consent of all shareholders, not notice is necessary.

Quorum: Two shareholders present in person or by proxy or attorney.

Directors
- - ---------
Not less than two nor, until otherwise determined by a general meeting of shareholders, more than 14. No shareholding qualification.

Directors' Meetings
- - -------------------
Notice required: Length of notice not less than 14 days.
To be held quarterly or more often as the directors determine.
Quorum: Two directors, of whom one must be a director appointed by MF Nederland and one a non-executive director appointed by Iseki & Co.
Regular date: None

Operations
- - ----------
Distribution of general line of agricultural implements and combines, and distribution of agricultural and compact tractors and hay equipment.

A.C.N. 059 752 313 Pty. Ltd     May 1993                        1-Australia 3
                              * Changes since previous issue


*Incorporated
 ------------

On 13th April 1993
under the laws of the
Commonwealth of Australia

*Head Office
 -----------

2 Devonshire Road
Sunshine
Victoria 3020
Australia


*Auditors
 --------

To be appointed.



*Solicitors
 ----------

To be appointed.


*Capital
 -------

Authorised $1,000,000 divided into
1,000,000 shares of $1 each.
Issued: $2 being 2 shares of $1 each.



* Shareholders
 -------------

Massey Ferguson Iseki Australia Ltd
- - - 2 Shares.

*Directors
 ---------

A. Verhagen
I. Dujic
J.H.V. Bradley
J.L. Esson

*Secretary
 ---------

E.G. Pask


*Principal Officers
 ------------------



*Fiscal Year
 -----------

Year Ending January 31


*Annual Meeting
 --------------

Once at least in every calendar year
and not more than 15 months after the
preceding meeting and not more than 6
months after the close of the fiscal year.

*Shareholders' Meetings
 ----------------------

Notice required - 14 days notice except
in the case of a meeting at which it is
proposed to pass a special resolution
when 21 days is necessary.  With the
consent of all shareholders the notice
may be shortened to any convenient period.

*Directors
 ---------

Not less than 2 nor more than 10.
No shareholding qualification.

*Directors' Meetings
 -------------------

Notice required - any convenient notice
which is agreed.

Quorum: Two directors

*Operations
 ----------

Dormant

MASSEY FERGUSON COMMERCIAL LIMITADA     February 1993              1-Brazil 2

Incorporated
- - ------------

October 21, 1991

Registered Office
- - -----------------

Av. Dr Arnoldo, 2036
Sao Paulo

Auditors
- - --------

Dormant company

Capital
- - -------

CrS 3,000,000 fully paid up

Shareholders
- - ------------

Massey Ferguson Group Ltd: 2,999,998
Massey Ferguson (United Kingdom) Ltd : 2

Solicitors
- - ----------

Colangelo, Araujo, Monteiro Advocacia S/C
Av. Dr Arnoldo No. 2036
Sao Paulo

Tel: 864 3255
Fax: (011) 262 3377

Directors
- - ---------

Macellara )
Colangelo  )  Delegate Managers

Fiscal Year
- - -----------

January 1 to December 31

Operations
- - ----------

Dormant

SCANMASKIN A.S.               May 16, 1991                      1-Denmark 1
                              * Changes since previous issue

Incorporated
- - ------------

January 9, 1981 as ApS HVKMD
5 nr.62;

Change of Name
- - --------------

Massey-Ferguson Danmark A.S.
as of June 30, 1981;
Dania Traktor A.S.
as of August 31, 1984
following sate of company;
Massey-Ferguson Danmark A.S.
as of June 26, 1986 following
reacquisition of company.
ScanMaskin A/S : November 1991.

Head Office
- - -----------

Borgmester Christiansens Gade 55
2450 Copenhagen SV
Denmark

*Auditors
 --------

KPMG C. Jespersen
Borups Alle 177
Postboks 250
2000 Frederiksbere

Tel: 45 38 18 3000

Solicitors
- - ----------

Reumert & Partners
26 Bredgade
DK 1260, Copenhagen

Contact: Olaf Eskildsen

Tel: 45 33 93 39 60
Fax: 45 33 93 39 50

Capital
- - -------

Authorized: DKK 5,500,000


Issued: All

*Shareholders
 ------------

Massey-Ferguson Nederland
Holding B.V. (100%)

*Directors
 ---------

K.O. Freiesleben
C.S.D. Lupton
D.I. Franklin

Officers
- - --------

(No company secretary)

Fiscal Year
- - -----------

Year ending January 31

Annual Meeting
- - --------------

Quorum:

Directors
- - ---------

Number: 3 minimum

Directors' Meetings
- - -------------------

Quorum: Not specified

Operations
- - ----------

Importer and distributor of Massey-Ferguson
Farm and Industrial machinery and Kubota mini excavators.

MASSEY-FERGUSON S.A.                December 1993                1-France 1
                                    * Changes since previous issue

Incorporated
- - ------------

October 27, 1925, as Societe Anonyme des
Establissements Industriels de Marquette, a public company.

Change of Name
- - --------------

Cie Massey-Harris, as of
January 26, 1927.
Cie Massey-Harris-Ferguson, as of
November 26, 1954.
Massey-Ferguson S.A. as of
March 27, 1958
Massey Ferguson S.A. as of
October 16, 1992

Head Office
- - -----------

Avenue Blaise Pascal
B.P. 307
60026 Beauvais, Cedex, France
Cable: Masferg Beauvais
Telex: 140396 Masferg Beauvais

Commissaires Aux Comptes
- - ------------------------

KPMG Audit Department Fiduciaire
de France - 47 Rue de Villiers
92200 NEUILLY-SUR-SEINE
and SCP Claude ANDRE & Autres -
2 Bis rue de Villiers -
92300 LEVALLOIS PERRET

Solicitors
- - ----------

Cabinet JALENQUES, BOYER CHAMMARD
& Associes
Maitre J. LECASBLE
Maitre S. BRIANT
47 Avenue Hoche
75008 Paris, France

Notary
- - ------

Maitre J.G. Tamboise
20 rue de Bourgogne,
59000 Lille, France

Maitre F. Naquet
28 Rue des Vignes
60130 Saint Just En Chausse

Capital
- - -------

940,000,000 Fr. consisting of
9,400,000 shares of 100 Fr. each.

*Shareholders
 ------------

Massey-Ferguson Nederland
Holding BV  9,399,994 shares 99.99%
Massey-Ferguson Finance
Company of Canada Limited   1 share)
Massey Ferguson Delaware   1 share)
D. Chauvin            1 share)
G. Patrick            1 share)
R. Markwell           1 share)
C.S.D. Lupton         1 share)

Conseil d'Administration
- - ------------------------

D. Chauvin, Chairman & PDG
G. Patrick
R. Markwell
C.S.D. Lupton

Fiscal Year
- - -----------

Year ending January 31.

Annual Meeting
- - --------------

Within six months of January 31,
but no penalty for holding at
later date.

Shareholders' Meetings
- - ----------------------

Notice: 15 days
Quorum: 50% of issued share
capital

Conseil d'Administration
- - ------------------------

Not less than three nor more than 12
Qualification: One share (by French
law, these must be kept at Head Office
in France).

Conseil d'Administration Meetings
- - ---------------------------------

Notice: Unspecified
Quorum: One-half
Date: Minimum 2 per year

Operations
- - ----------

Manufacture and sale of farm
equipment.

MASSEY FERGUSON FINANCE       May 1993                            France
FRANCE S.N.C.                 * Changes since previous issue



Incorporated
- - ------------

Societe en nom collectif
August 26, 1992
under the laws of France
49% subsidiary of
MASSEY FERGUSON S.A.

Registered Office
- - -----------------

112 Ter Rue Cardinet
75017 PARIS
FRANCE

Head Office
- - -----------

Avenue Blaise Pascal
60026 BEAUVAIS Cedex
FRANCE

Auditors
- - --------

KPMG AUDIT DEPARTEMENT FIDUCIAIRE
DE FRANCE
47 Rue de Villiers
92200 NEUILLY SUR SEINE

Solicitors
- - ----------




Capital
- - -------

10 000 000 Fr divided into
100 000 shares of 100 Fr each

Shareholders
- - ------------

De Lage Landen Leasing S.A. (51%)
Massey Ferguson S.A. (49%)

Managers
- - --------

De Lage Landen Leasing S.A.
Represented by Josephus KAMEN

Massey Ferguson S.A.
Represented by Richard MARKWELL

Supervisory Board
- - -----------------

On behalf of De Lage Landen Leasing S.A.
Josephus KAMEN
Karel SCHELLENS

On behalf of Massey Ferguson S.A.
Richard MARKWELL
Pierre FONT

Fiscal Year
- - -----------

Year ending 31 December



Directors' Meetings
- - -------------------

Once a year within six months after the
close of business year.

Operations
- - ----------

Provide financial services (leading, credit sale) in respect of products sold by authorised Massy
Ferguson's dealers.

 G.M.F.E.                           May 1993                       France
                                    * Changes since previous



Incorporated
- - ------------

Societe en nom collectif
under the laws of France
25% subsidiary of
MASSEY FERGUSON S.A.


Head Office
- - -----------

55 Avenue Ampere
458 SAINT JEAN DE BRAYE
FRANCE

Auditors
- - --------



Solicitors
- - ----------




Capital
- - -------

4 000 000 Fr divided into 40 000 shares
of 100 Fr each,

Shareholders
- - ------------

GREENLAND FRANCE S.A. (75%)
MASSEY FERGUSON S.A. (25%)

Managers
- - --------

GREENLAND FRANCE S.A.


Supervisory Board
- - -----------------

On behalf of GREENLAND FRANCE S.A. :
Tony J. KIEWIK
Herve BALLU
Denis LEYLAVERGNE

On behalf of MASSEY FERGUSON S.A. :
Dominique CHAUVIN
Richard MARKWELL

Fiscal Year
- - -----------

Year ending 30 November


Directors' Meeting
- - ------------------

Once a year within six months after
the close of business year.

Operations
- - ----------

Sale of farm machinery and industrial
machiney.

MASSEY-FERGUSON S.p.A.              April 1994                    1-Italy 1
                                    * Changes since previous issue

Incorporated
- - ------------

Massey-Ferguson-Landini S.p.A.
incorporated under the laws of Italy
on March 2, 1961.

Change of Name
- - --------------

On November 18, 1975 Massey-
Ferguson ICM S.p.A. was merged into
Massey-Ferguson-Landini S.p.A. the
new company thus formed being named
Massey-Ferguson S.p.A.

Registered Office
- - -----------------

Via De Marchi 15
40123 Bologna
Italy

Auditors
- - --------

KPMG Peat Marwick Fides SNC
Viale Aldo Moro 64
40127 Bologna

Solicitors
- - ----------

Studio Manca, Amenta, Biolato,
Corrao & Co.
Piazza Adriana 12
00193 Rome

Tel: 6 637 9041
Fax: 6 654 5882

Studio Legale Pellegrini Cislaghi
Via Nerino 8
20123 Milano
Italia

Contact: Raffaele De Falco
Tel: 2 80 1031
Fax: 2 80 1034

Statutory Auditors
- - ------------------

Rag. N. Amicucci, Chairman
Avv. Giuseppe V. Biolato
Rag. Maurizio Baroni

Alternates
- - ----------

Dott. M.G. Ridola
Rag. Andrea Baroni

Capital
- - -------

Authorized and issued: 5,951,025
shares of 2,500 lire each
Total capital: 14,877,562,500

Shareholders
- - ------------

Massey-Ferguson Nederland
Holding B.V.: 1,950,625 shares
Varity Corporation: 400 shares

Directors
- - ---------

G. Patrick
C.S.D. Lupton

Fiscal Year
- - -----------

Year Ending January 31

Shareholders' Meetings
- - ----------------------

Annual Meeting must be held within
six months of fiscal year end.
Annual or special meetings require
15 days notice.
Quorum is a majority of the
shareholders present or represented
by proxy.

Directors' Meetings
- - -------------------

Notice: Eight days or three days by
cable in emergency.
Quorum: Majority of the Board.

Directors
- - ---------

Minimum of three; Maximum nine.

* Operations
  ----------

Non-trading

LANDINI S.p.A                       April 1994                    2-Italy 2
                                    * Changes since previous

Incorporated
- - ------------

Landagri S.R.L.
incorporated under the laws of Italy
on March 17. 1989

Change of Name
- - --------------

One November 24, 1989 Landagri S.R.L.
changed to Landini S.R.L.  Subsequently
changed to Landini S.p.A.

Head Office
- - -----------

via Matteotti 7
42042 Fabricco (R.E.)
Italy

Registered Office
- - -----------------

Via Matteotti 7
42042 Fabricco (R.E.)
Italy

Auditors
- - --------

Hodgson Landau Brands S.A.S.
P.Z.A. Velasca 5
20122 Milano

Solicitors
- - ----------

(TBA)

Statutory Auditors
- - ------------------

Sig. Paolo Giulini, Chairman
Sig. Mario Broggi
Sig. Vittorio Biolato

Alternates
- - ----------

Sig. Ettore Tartaglini
Sig. Nicola Amicucci

* Capital
- - ---------

Lit. 24,200,000,000

* Quotaholders
  ------------

Argo S.p.A.               1,234,200
Massey Ferguson S.A.        704,220
Iseki:                      481,580

*Directors
 ---------

V. Morra
P. Morra
G. Anchesci
G. Giovanardi
C.S.D. Lupton
J.D. Pitt

Fiscal Year
- - -----------

Year ending November 30.

Quotaholders' Meetings
- - ----------------------

Annual Meeting must be held within
six months of fiscal year end.
Annual or special meeting require 15 days notice.
Quorum is a majority of the quotaholders present or represented by proxy, when all quotaholders present represent more than the half of the capital.

Directors Meetings
- - ------------------

Notice: Eight days or three days by cable in emergency.
Quorum: Majority of the Board

Directors
- - ---------

Minimum Three; Maximum twelve
No quotaholding qualification.

Operations
- - ----------

Manufacture and sale of tractors and other company products.

MASSEY FERGUSON               February 1993                         1-Neth 3
NEDERLAND HOLDING B.V.        * Changes since previous issue



Incorporated
- - ------------

November 13, 1989

Head Office
- - -----------

Nassaulaan 11
2514 JS The Hague
Netherlands

Tel: 070-3630930

Auditors
- - --------

KPMG Klynveld Kraayenhof & Co.,
The Hague

Solicitors
- - ----------

De Brauw Blackstone Westbroek
Atrium, 7 Verdieping
Strowinskylaan 3115
1077 zx Amsterdam

Tel: 020-5481-481
Fax: 020-5481-485

*Capital
 -------

Authorised: Dfl. 100,000,000
          (10,000,000 shares)
Issued: Dfl. 82,572,900

Shareholders
- - ------------

Massey Ferguson Group
(International) Limited

Directors
- - ---------

F.J. Chapman
H.F. Eschauzier
C.S.D. Lupton

Fiscal Year
- - -----------

Year ending February 1

Annual Meeting
- - --------------

Quorum: (TBA)

Timing: (TBA)

Directors
- - ---------

Number (TBA)

Directors' Meetings
- - -------------------

Quorum: (TBA)
Notice: (TBA)

Operations
- - ----------

Holding and investment company for
Massey Ferguson non-U.K. businesses.

MASSEY FERGUSON SERVICES N.V. April 1994                       1-Neth. Ant. 1
*    In Liquidation           * Changes since previous issue



Incorporated
- - ------------
As Massey-Ferguson Services N.V. on
August 31, 1959, in Curacao, by Articles of Incorporation registered under the laws of the Netherlands Antilles.

Change of Name
- - --------------
To Massey-Ferguson-Perkins Services N.V.
on December 12, 1978.
To Massey-Ferguson Services N.V. on
October 11, 1979.

Executive Offices
- - -----------------
Abraham de Veerstraat 7A
Curacao, Netherlands Antilles
Cable Address: MASFERSERV CURACAO
Tel: (599-9) 613967
Fax: (599-9) 613167

Capital
- - -------
Authorized: 60,000 shares of $10
(U.S.) p.v.Issued: 13,334 shares of $10
(U.S.) p.v.

* Shareholders
  ------------
Massey-Ferguson Nederland Holding B.V.:
100%

Auditors
- - --------
KPMG Klynveld Peat Grootens
P.O. Box 3082/Kaya Flamboyan 5
Curacao, Netherlands Antilles
Tel: (599-9) 370500
Fax: (599-9) 375588

Accountant
- - ----------
Karl H. Sjak Shie
KPMG Datam Mirza N.V.
P.O. Box 3082/Dr. Hugenholtzweg 40
Curacao, Netherlands Antilles
Tel: (599-9) 617155
Fax: (599-9) 613905

Solicitors
- - ----------
Mr G.C.A. Smeets
P.O. Box 3048
Emancipatie Blvd 18
Curacao, Netherlands Antilles
Tel: (599-9) 378222/374222
Fax: (599-9) 374268/374741

Directors
- - ---------
A. Boomgaart
A. Brobbel
C.S.D. Lupton
D.J. Roache

Officers
- - --------
A. Boomgaart, Managing Director
A. Brobbel, Managing Director
C.S.D. Lupton, Managing Director
D.J. Roache, Managing Director

Fiscal Year
- - -----------
Year ending February 1.
Annual Meeting
Not later than eight months after
close of fiscal year.

Shareholders' Meetings
- - ----------------------
Notice: Normally, not less than 10
days, five days for urgent matters.
Quorum: Majority of shares, share-
holders present or represented by proxy.
All meetings shall be held in
Curacao, Sint Maarten
(Netherlands Antilles Part) or Bonaire.
Directors may take resolutions
from shareholders in writing if
all shareholders agree.

Directors
- - ---------
Not less than three.  No shareholding
qualification.

Directors' Meetings
- - -------------------
Meetings shall be held in Curacao,
Sint Maarten (Netherlands Antilles
part), or Bonaire.
Quorum: Two.
Notice: 24 hours.

* Operations
  ----------
The corporation has broad legal
powers.

EIKMASKIN A.S.                June 1993                         1-Norway 1
                              * Changes since previous issue

Incorporated
- - ------------

Acquisition date:
December 31, 1989

Head Office
- - -----------

JaHavagen 10
Stavanger
4030 Hinna
Norway

Tel: (Country 47) 457-6011
Fax: (Country 47) 457-0479

Auditors
- - --------

KMPG
Oslo

Solicitors
- - ----------

Arntzen Underland & Co.,
Fr. Nansens Pl.9
0160 Oslo 1

Contact: Sven Steen

Tel: 47 2 42 4227
Fax: 47 1 42 4851

Capital
- - -------

Authorized and issued:
NOK 66,700,000 divided into
66,700 shares each of
NOK 1,000, fully paid

Shareholders
- - ------------

Massey Ferguson Nederland
Holding B.V. 66,700 shares

*Directors
 ---------

Egil Eik
D.I. Franklin
S. Gjennestad
J. Haaland
C.S.D. Lupton
R. Fiska

Officers
- - --------

(No company secretary)

Fiscal Year
- - -----------

Year ending January 31
(to be changed)

Annual Meeting
- - --------------

Quorum: (TBA)

Directors
- - ---------

Number
: (TBA)

Directors' Meetings
- - -------------------

Quorum:
Notice: (TBA)

Operations
- - ----------

Importer and distributor of Massey
Ferguson farm and industrial machinery,
cars, lawn and garden equipment.

MASSEY-FERGUSON IBERIA S.A.         April 1994                  1-Spain 1
                                    * Changes since previous issue


Incorporated
- - ------------

November 20, 1989

Head Office
- - -----------

Prol Avenida Rafael
de Casanovas S/N
Mollet Del Valles
08100 Barcelona
Spain

Tel: 34-35-703-880
Fax: 34-35-702-873

Auditors
- - --------

No auditors.

Solicitors
- - ----------

Ms. Avelina deLeon
Prol & Associados
Enrique Granados 137-3/o/ 1/a/
08007 Barcelona
Spain

Tel: 010 343 415 0728
Fax: 010 343 217 0391

*Capital
 -------

Authorized: ESP 473 million

Issued: 4,730,000 shares of
     ESP 100 each

*Shareholders
 ------------

Massey-Ferguson Nederland
Holding B.V.   4,730,000

*Directors
 ---------

D.I. Franklin
C.S.D. Lupton
D.J. Roache
J.E. Puente

Secretary
- - ---------

C.S.D. Lupton

Fiscal Year
- - -----------

January 31

Annual Meeting
- - --------------

Quorum: 25% of shares present
or by proxy

Timing: Within first 6 months of the
end of each financial year.

Directors
- - ---------

Number: Not less than 2 nor more than 9

Directors' Meetings
- - -------------------

Quorum: 50% plus one
Notice: At least 15 days

Operations
- - ----------

Import, warehousing and distribution
of Massey Ferguson wholegoods and parts.

     OLEMA MASKIN AB          April 1993
                              * Changes since previous issue


Incorporated
- - ------------


1991-03-01



Change of Name
- - --------------

- - -



Head Office
- - -----------

P.O. Box 18
Danmarksgatan 55
S-75103 Uppsala
Sweden

Tel: 010 46 18 11 1220
Fax: 010 46 18 13 0061


Auditors
- - --------

Bohlins KPMG
Box 16106
S-10323
Stockholm



Solicitors
- - ----------

Upsala Advokatbyra
Box 1444, S-751 44 Uppsala 1

Contact: Per Johan Arvidson

Tel: 010 47 18 13 9610
Fax: 010 47 18 15 8834


Capital
- - -------

SEK 15.000.050.-


Shareholders
- - ------------

Massey Ferguson Nederland
Holding B.V.


Directors
- - ---------

D.I, Franklin
C.S.D. Lupton
J. Bostrom
L-G Rahm


Principal Officers
- - ------------------

- - -

Fiscal Year
- - -----------

31 January


Annual Meeting
- - --------------

- - -

Shareholders' Meetings
- - ----------------------

Latest 6 months after
January 31st


Directors
- - ---------

See above

Directors' Meetings
- - -------------------

No specific requirements according
to law and no other schedule is formed.


Operations
- - ----------

Import and distribution of agricultural machinery.

Uppsala
Staffanstorp

subsidiary:
K.L. Maskin AB Kvanum
  "          Lidkoping

MASSEY FERGUSON               April 1994                         1-Switz. 1
INTERNATIONAL AG              * Changes since previous issue

Incorporated
- - ------------

November 9, 1960, in Zug by Articles
of Association registered under the
laws of Switzerland under the name of
Agrotrac AG.

Change of Name
- - --------------

To Massey-Ferguson International AG
on October 16, 1964

Registered Office
- - -----------------

Tribschenstrasse 7
CH-6005 Luzern, Switzerland

Tel: 041-448333
Telex: 865544 VAR CH
Telefax: 041-444508

Solicitors
- - ----------

Pestalozzi Gmuer & Patry
Loewenstrasse 1
8001, Zurich, Switzerland

Contact: Dr. Karl Arnold

Tel: 411 217 9111
Fax: 411 217 9217

Auditors
- - --------

KPMG Fides Peat,
Lucerne

Capital
- - -------

1,000 Nominative shares par value
Sw. Frs. 1,000 each
- - - SW. Frs. 1,000,000

Shareholders
- - ------------

Massey-Ferguson Nederland
Holding B.V.: 996 shares
Directors' Qualifying
Shares: 4 shares

Directors
- - ---------

Dr. K. Stocker
Dr. K. Arnold
A.G. Moon
B. Landis

Officers
- - --------

A.G. Moon, Chairman

Fiscal Year
- - -----------

Year ending February 1

Annual Meeting
- - --------------

Once a year within six months after the close of business year.

Shareholders' Meetings
- - ----------------------

Convened by publication in the Swiss Official
Gazette of Commerce at least 20 days before the date of the meeting.
Quorum: More than one half of share capital.

Directors
- - ---------

Two or more members as elected in General
Meeting for a period of one year.

Qualification: One share

Directors' Meetings
- - -------------------

No regular meetings.

Operations
- - ----------

The Company is incorporated with broad powers to hold shares in enterprises at home and abroad, to trade in agricultural machinery, to engage in financial activities, acquire, sell and exploit licences, patents, commissions, acquire, sell, and administer real estate.

Branch Office
- - -------------
Singapore
Czechoslavakia
Hungary

MASSEY FERGUSON               February 1993                      1-Switz. 5
FINANCE AG                    * Changes since previous issue




Incorporated
- - ------------

October 12, 1973, in Zug by
Articles of Association registered
under the laws of Switzerland.

Registered Office
- - -----------------

Tribschenstrasse 7
CH-Luzern, Switzerland

Tel: 041-448333
Telex: 865544 VAR CH
Telefax: 041-444508

Auditors
- - --------

KPMG Fides Peat,
Lucerne

*Solicitors
 ----------

Pestalozzi Gmuer & Patry
Loewenstrasse 1
8001, Zurich, Switzerland

Contact: Dr. Karl Arnold

Tel: 411 217 9111
Fax: 411 217 9217

Capital
- - -------

2,240 registered shares par
value Sw. Frs. 1,000 each -
Sw. Frs. 2,240,000.

Shareholders
- - ------------

Massey Ferguson Nederland Holding B.V.
2,235 shares
Directors' Qualifying Shares:
5 shares


Directors
- - ---------

Dr. K. Stocker
Dr. K. Arnold
F.J. Chapman
B. Landis
D.J. Roache

Officers
- - --------

D.J. Roache, Chairman
Dr. K. Stocker, Secretary

Fiscal Year
- - -----------

Year ending February 1

Annual Meeting
- - --------------

Within six months after fiscal
year-end.

*Shareholders' Meetings
 ----------------------

Convened by notice given at least
20 days before the date of the
meeting.
Quorum: More than one half of share
capital.

Directors
- - ---------

Two or more members as elected
in General Meeting for a period
of one year.
Qualification: One share.

Directors' Meetings
- - -------------------

No regular meetings.

Operations
- - ----------

The objects of the Company are
financial transactions of all
kinds, particularly the
financing of trading operations.

MASSEY-FERGUSON SERVISLERI    December 1993                         1-Turkey 1
ANONIM SIRKETI                * Changes since previous issue


Incorporated
- - ------------

March 11, 1969 under the laws
of Turkey, as Massey-Ferguson



Change of Name
- - --------------

Massey-Ferguson Servisleri
Anonim Sirketi, as of
July 4, 1988.


Head Office
- - -----------

c/o Mafer A.S.,
Abdilpekci Cad.No.7/17,
Arman Palas
Nisantasi
Istanbul, Turkey


Solicitors
- - ----------

Emil H. Franko & Partners
Valikonagi Caddesi No. 33/6
Harbiye
Istanbul, Turkey

Tel: 172 2055/56/57
Telex: 25242 EHF TR
Fax: 1305747


Capital
- - -------

TL.80,000,000 - (160,000
shares of par value TL.500
each)


Shareholders
- - ------------

Massey-Ferguson Nederland
Holding B.V.:
159,500 shares (99.6875%)
Mafer A.S.:
450 shares ( .28125%)
Agah Aral:
20 shares ( 0.125%)
Omer Aral:
20 shares ( 0.125%)
Sadi Hasip Aral:
10 shares ( 0.00625%)

*Directors
 ---------


M.H. Norton, Chairman
P.J. Brown
C.S.D. Lupton
R. White
Sadi Aral, Vice Chairman
Agah Aral
Omer Aral


Officers
- - --------

As above and Emil Franko as
Secretary.


Fiscal Year
- - -----------

Year ending October 31.


Annual Meeting
- - --------------

Before end of month of March following
fiscal year-end.


Notice for Meetings
- - -------------------

Seven days.
Quorum: majority


Directors
- - ---------

Not less than three.


Operations
- - ----------

Import/export of farm machinery and
spare parts.  Provision of technical
information, assistance and services to
local licensee (Uzel) and local
manufacturers of components
(sub-contractors).

MASSEY FERGUSON (UNITED       April 1994                          1-U.K. 5
KINGDOM) LIMITED              * Changes since previous issue

Registered number 509133

Incorporated
- - ------------
June 24, 1952 under the English Companies
Act, 1948, as Harry Ferguson of Germany
Limited, a private limited liability company.

Change of Name
- - --------------
Massey-Harris-Ferguson (Germany) Limited as of September 20, 1954. Massey-Ferguson
(Germany) Limited, as of April 1, 1958.
Massey-Ferguson (United Kingdom) Limited, as of September 1, 1964.
Massey Ferguson (United Kingdom) Limited as of September 14, 1992.

Registered Office
- - -----------------
Stareton, Kenilworth
Warwickshire CV8 2LJ
England

Principal Place of Business
- - ---------------------------
P.O. Box 62 Banner Lane,
Coventry CV4 9GF, England.

Auditors
- - --------
KPMG Peat Marwick
Peat House
45 Church Street
Birmingham B3 2DL
Rel: 021 233 1666
Fax: 021 233 4390

Solicitors
- - ----------
Wragge & Co.
Bank House
55 Colmore Row
Birmingham B3 2AS
Tel: 021 233 1000
Fax: 021 214 1099

Capital
- - -------
Authorized: 155,000,000
Ordinary Shares of (Pounds)1 each.

Issued: 151,135,779
Ordinary shares

Shareholders
- - ------------
Massey Ferguson Manufacturing
Limited: 151,135,778 Ordinary Shares;
Massey Ferguson Group (International)
Limited: 11 Ordinary shares (in trust for
Massey Ferguson Manufacturing Limited)

Directors
- - ---------
D. Chauvin
D.I. Franklin
P. Wilkinson
C.S.D. Lupton

Secretary
- - ---------
C.S.D. Lupton

Fiscal Year
- - -----------
Year ending January 31

Annual Meeting
- - --------------
Within 15 months of previous
Annual Meeting.

Shareholders' Meetings
- - ----------------------
Notice required: 21 days
Quorum: Two members

Directors
- - ---------
Not less than two, nor more than
eighteen.  No shareholding qualification.
Retirement: all at each
Annual General Meeting

Directors' Meetings
- - -------------------
Notice required: Unspecified
Quorum: Two directors
Date: Held only as necessary

Operations
- - ----------
Sales of farm machinery and
industrial machinery.

* Branch Office
  -------------
Dublin

MASSEY FERGUSON          April 1994                               1-U.K. 6
MANUFACTURING LIMITED         * Changes since previous issue

Registered number 571559

Incorporated
- - ------------
September 14, 1956, under the
English Companies Act, 1948, as
Massey-Harris-Ferguson (Export)
Limited, a private company.

Change of Name
- - --------------
Massey-Harris-Ferguson (Export)
as of November 1, 1956.
Massey-Ferguson (Export) Limited as
of April 1, 1958.
Massey-Ferguson Manufacturing Limited
as of October 3, 1983.
Massey Ferguson Manufacturing Limited
as of September 14, 1992.

Registered
- - ----------
Stareton, Kenilworth
Warwickshire CV8 2LJ
England

Principal Place of Business
- - ---------------------------
P.O. Box 62
Banner Lane
Coventry CV4 9GF

Auditors
- - --------
KPMG Peat Marwick
Peat House
45 Church Street
Birmingham B3 2DL
Rel: 021 233 1666
Fax: 021 233 4390

Solicitors
- - ----------
Wragge & Co.
Bank House
55 Colmore Row
Birmingham B3 2AS
Tel: 021 233 1000
Fax: 021 214 1099

Capital
- - -------
Authorized:
(Pounds)150,000,000 divided into -
3,000 8% Cumulative Redeemable
     Participating Reference Shares
     of (Pounds)1 each;
149,997,000 Ordinary Shares
     of (Pounds)1 each

Issued:
144,263,725 Ordinary Shares
of (Pounds)1 each

* Shareholders
  ------------
Massey Ferguson Group
Limited: 100%

*Directors
 ---------
C.S.D. Lupton
D.J. Roache
D. Chauvin

Secretary
- - ---------
C.S.D. Lupton

Fiscal Year
- - -----------
Year ending January 31

Annual Meeting
- - --------------
Within 15 months of previous
Annual Meeting.

Shareholders' Meetings
- - ----------------------
Notice required 21 days
Quorum: Two members

Directors
- - ---------
Not less than two, nor more
than eighteen.  No shareholding
qualification.
Retirement: all at each Annual
General Meeting.

Directors' Meetings
- - -------------------
Notice required: Unspecified
Quorum: Two directors
Date: No regular date.

Operations
- - ----------
Manufacture of farm machinery.

MASSEY FERGUSON TRACTORS LIMITED  April 1994                     1-U.K. 10
                              * Changes since previous issue

Registered number 571884

Incorporated
- - ------------
September 24, 1956 under the
English Companies Act, 1948, as
Massey-Harris-Ferguson (London)
Limited, as a private limited
liability company.

Change of Name
- - --------------
Massey-Ferguson (London) Limited,
as of April 1, 1958.
Massey-Ferguson (Europe) Limited,
as of May 7, 1973.
Massey-Ferguson (World Export Operations) Limited as of October 22, 1979. Massey-Ferguson Group Limited as of
December 30, 1986.
Massey-Ferguson Tractors Limited
as of December 11, 1989.
Massey Ferguson Tractors Limited
as of September 14, 1992

Registered Office
- - -----------------
Stareton, Kenilworth
Warwickshire
England

Principal Place of Business
- - ---------------------------
P.O. Box 62
Banner Lane
Coventry CV4 9GF, England

Auditors
- - --------
Not appointed

Solicitors
- - ----------
Wragge & Co.
Bank House
55 Colmore Row
Birmingham B3 2AS
Tel: 021 233 1000
Fax: 021 214 1099

Capital
- - -------
Authorized and issued: 1,000
Ordinary Shares of (Pounds)1 each.

* Shareholders
  ------------
Massey Ferguson (United Kingdom)
Limited : 1000 Shares

Directors
- - ---------
D. Chauvin
A.D. Jones
R. White
G.A.V. Owens
N.H. Crighton
F. Cunliffe
J. Lee
A.V. Reeves

Secretary
- - ---------
C.S.D. Lupton

Fiscal Year
- - -----------
Year ending January 31

Annual Meeting
- - --------------
Within 15 months of previous
Annual Meeting.

Shareholders' Meetings
- - ----------------------
Notice required: 21 days
Quorum: Two members personally
present

Directors
- - ---------
Not less than two, nor more than
thirty.  No shareholder qualification.
Retirement: all at each Annual
General Meeting.

Directors' Meetings
- - -------------------
Notice: Unspecified
Quorum: Two directors
Date; Held only as necessary

Operations
- - ----------
Dormant.
(Hatrack company for the U.K. factory)

MASSEY FERGUSON GROUP         April 1994                         1-U.K. 11
(INTERNATIONAL) LIMITED       * Changes since previous issue

Registered number 509134

Incorporated
- - ------------
On June 24, 1952, as a private limited liability company under the English Companies Act, 1948, - Harry Ferguson of Italy Limited.

Changes of Name
- - ---------------
First: Harry Ferguson ICM Limited
to Massey-Harris Ferguson (Italy) Limited as of September 20, 1954. Massey-Ferguson (Italy) Limited as of April 1, 1958.
Massey-Ferguson (ICM) Limited
as of October 3, 1968.
Massey-Ferguson (Export) Limited
as of October 3, 1983.
Massey-Ferguson Group (International) Limited as of December 11, 1989.
Massey Ferguson Group (International) Limited as of September 14, 1992.

Registered Office
- - -----------------
Stareton, Kenilworth
Warwickshire CV8 2LJ
England

Principal Place of Business
- - ---------------------------
P.O. Box 62
Banner Lane
Coventry CV4 9GF

Auditors
- - --------
KPMG Peat Marwick
Peat House
45 Church Street
Birmingham B3 2DL
Tel: 021 233 1666
Fax: 021 233 4390

Solicitors
- - ----------
Wragge & Co.
Bank House
55 Colmore Row
Birmingham B3 2AS
Tel: 021 233 1000
Fax: 021 214 1099

Capital
- - -------
Authorized: 10,000 Ordinary
Shares of (Pounds)1 each
Issued 300 Ordinary Shares of
(Pounds)1 each

*Shareholders
 ------------
Massey Ferguson Group Limited: 100%

*Directors
 ---------
C.S.D. Lupton
D.J. Roache
D. Chauvin

Secretary
- - ---------
C.S.D. Lupton

Fiscal Year
- - -----------
Year ending January 31

Annual Meeting
- - --------------
Within 15 months of previous
Annual Meeting.

Shareholders' Meeting
- - ---------------------
Notice required: 21 days
Quorum: 2 members

Directors
- - ---------
Not less than 2 nor more than 18.
No shareholding qualifications.
Retirement:  All at each Annual
General Meeting.

Directors' Meeting
- - ------------------
Notice required: Unspecified
Quorum: 2 directors
Date: No regular date

Operations
- - ----------
Holding company for Massey Ferguson
Nederland Holding B.V. and its
overseas subsidiaries.

*   MASSEY-FERGUSON IRELAND         April 1994                    1-UK. 15
                                    * Changes since previous issue

Registered No. 80669

Incorporated
- - ------------

January 28, 1981 under the Irish
Companies Acts, 1963 to 1977 as
Sancreed Ltd., a private company.

* Change of Name
  --------------

Massey-Ferguson Ireland Limited as
of July 31, 1981
Massey-Ferguson Ireland as of
17 June 1993

Registered Office
- - -----------------

3 Burlington Road
Dublin 4
Ireland

Principal Place of Business
- - ---------------------------

Unit 40
Cherryorchard Industrial Estate
Ballyfermot
Dublin 10, Eire

Auditors
- - --------

KPMG Peat Marwick McClintock
Peat House
45 Church Street
Birmingham B3 2DL
Tel:   021 233 1666
Fax:   021 233 4390

Solicitors
- - ----------

Mr David W. Prentice
Matheson Ormsby & Prentice
3 Burlington Road
Dublin 4, Eire
Tel:   353 1 760981
Fax:   353 1 760501

Capital
- - -------

Authorised and issued:
100 Ordinary Shares of (Pounds)1 each

* Shareholders
  ------------

Massey-Ferguson Nederland Holding BV:
99 Ordinary Shares
Massey Ferguson Group Limited
1 Ordinary share

Directors
- - ---------

D.I. Franklin
P. Wilkinson

Secretary
- - ---------

C.S.D. Lupton

Fiscal Year
- - -----------

Year ending January 31

Annual Meeting
- - --------------

Within 15 months of previous
Annual Meeting

Shareholders' Meetings
- - ----------------------

Notice required: 21 days for Annual
General Meeting and General Meetings
for Special Resolution,
7 days for other General Meetings

Quorum:  Two members
- - ------

Directors
- - ---------

Not less than two, nor more than 7.

Directors' Meetings
- - -------------------

Notice required: Unspecified
Quorum: 2
Date: No regular date

Operations
- - ----------

Dormant from 1 February 1993

 LIBYAN TRACTOR COMPANY             April 1994                    3-Libya 1
                                    * Changes since previous issue


Incorporated
- - ------------

February 7, 1977, as a Libyan
limited (joint stock) company.

Registered Office
- - -----------------

c/o General National Organisation
for Industrialization,
Sanaa Street
P.O. Box 4388
Tripoli
Libyan Arab Republic

Capital
- - -------

Authorized and issued (fully paid up):
500,000 Class "A" Shares, nominal
value 10 Libyan Dinars each.
250,000 Class "B" Shares, nominal
value 10 Libyan Dinars each.

*Shareholders
 ------------

Massey Ferguson Group Ltd
250,000 Class "B" Shares
General National Organization for
Industrialization:
500,000 Class "A" Shares

Directors
- - ---------

Eng. Lufti Elhajrasi, Secretary
Eng. Muhammad Abu Aoun
Eng. Ahmed Al-Younisi
Eng. Abdul Nasser Samoud
+ M.H. Norton
+ B.A. James
+ Representing MF

Officers
- - --------

Eng. Lufti Elhajrasi, Chairman &
     General Manager

Fiscal Year
- - -----------

January to December 31

Annual Meeting
- - --------------

Within four months of end of fiscal year.

Shareholders' Meetings
- - ----------------------

Notice 10 days prior to meeting.
Quorum: 50% of shares.

Directors' Meetings
- - -------------------

Notice: Scheduled meetings at least once in every two months.

Quorum: Majority of directors

Operations
- - ----------

Assembly and manufacture of Massey Ferguson tractors under licence.

 COMAGI                             April 1994                  3-Morocco 1
                                    * Changes since previous
Compagnie Maghrebine de
Materials Agricoles et
Industriels Societe Anonyme

Incorporated
- - ------------

January 10, 1966 as a Mercantile Joint
Stock Company, in the city of Casablanca, Morocco.

Head Office
- - -----------

214 Bld. Abdelmoumem
Casablanca
Morocco

Capital
- - -------

Authorised and issued: 1600 nominative
Shares of 1,000 dirhams each.

* Shareholders
  ------------

Moroccan Group: 816,000 Dirhams, 51%
Cie Marocaine: 400,000 Dirhams, 25%
Massey Ferguson Group Limited

Directors
- - ---------

Mohamed Karim Lamrani
Paul Vitalis (Cie Marocaine)
Moulay Ali Kettani
Saida Lamrani Karim
Hassan Lamrani Karim
Jalil Mohammed Tazi
Michel Bouyssi
Roger Torrigiani
+ D. Anderson
+ M.H. Norton
+ representing Massey-Ferguson
interest.

Principal Officers
- - ------------------

Monsieur Karim Lamrani, President

Fiscal Year
- - -----------

Year ending December 31.

Annual Meeting
- - --------------

Within six months of December 31.

Shareholders' Meeting
- - ---------------------

Notice required: 15 days
Quorum: 25% of issued capital

Extraordinary Shareholders' Meeting
- - -----------------------------------

Notice required: Eight days
Quorum: 50% of issued capital.

Directors
- - ---------

No less than four nor more than 12 chosen from among the shareholders. Directors are appointed for six years at a time.

Directors' Meetings
- - -------------------

Notice required: Unspecified.
Quorum: One half of total members present or represented; at least two directors must be actually present.

Operations
- - ----------

Assembly and manufacture of tractors and agricultural implements of MF design under licence. Dormant at present.

SAUDI TRACTOR MANUFACTURING         April 1994       3-S. Arabia 1
COMPANY LIMITED                     * Changes since previous issue


Incorporated
- - ------------

April 30, 1980

Registered Office
- - -----------------

Juffali Building
Kureis Road
Riyadha
Saudi Arabia

Auditors
- - --------

Whinney Murray & Co.
P.O. Box 1994
4th Floor, Ace Building
76 Palestine Street
Al Hamra District
Jeddah 21441
Saudi Arabia

Capital
- - -------

4,250 shares of 1,000
Saudi Riyals each

Shareholders
- - ------------

E.A. Juffali & Bros.:
3,400 shares
Massey Ferguson Group Limited
850 shares.

Directors
- - ---------

A.A. Juffali, Chairman
W. Juffali
K. Juffali
+ M.H. Norton
+ H.W. Robinson

(+ Massey Ferguson representative)

Principal Officer
- - -----------------

A.A. Juffali, Chairman

Fiscal Year
- - -----------

Ends December 31.

Annual Meeting
- - --------------

Within 3 months of fiscal year-end

Shareholders' Meetings
- - ----------------------

Quorum: Not specified but
resolutions require approval of votes
representing at least 85% of total issued share capital
Notice: No time specified.

Directors' Meetings
- - -------------------

Quorum: 3 directors, at least
one appointed by Juffali and
one appointed by MF.
Notice: At least 30 days

Operations
- - ----------

Manufacture and assembly of
agricultural tractors.

MASSEY-FERGUSON LEASING LIMITED        February 1993  3-U.K. 2
                                    * Changes since previous issue

*Incorporation
 -------------

July 9, 1973 under the English
Companies Act, 1984, as R.B. Forty
Company Limited, a private company.

Change of Name
- - --------------

Highland Leasing (West) Limited as
of December 13, 1973
Massey-Ferguson Leasing Limited as
February 3, 1982.

*Registered Office
 -----------------

Churchill Plaza
Churchill Way
Basingstoke
Hampshire RG21 1GB

Principal Place of Business
- - ---------------------------

As Registered Office

*Auditors
 --------

Price Waterhouse
Southwark Towers
32 London Bridge Street
London SE1 9SY

*Solicitors
 ----------

S.A. Elliott
Churchill Plaza
Churchill Way
Basingstoke
Hampshire RG21 1GP

Capital
- - -------

Authorised:

25,000 Ordinary 'A' Shares of GBP 1 each
75,000 Ordinary 'B' Shares of GBP 1 each

*Shareholders
 ------------

Massey Ferguson (United Kingdom) Limited:
25,000 Ordinary 'A' Shares
Barclays Mercantile Highland
Finance Limited:
75,000 Ordinary 'B' Shares

*Directors
 ---------

'A' Directors:
D.I. Franklin, Chairman
A.P. Jones
P. Wilkinson

'B' Directors:
J.C. Hopkin
K. Large
D.G. Lewis
G.P. Macintosh (also alternate to
other 'B' Directors)

*Secretary
 ---------

C.F. Shoolbred

*Fiscal Year
 -----------

Year ending December 31

Annual Meeting
- - --------------

Within 15 months of previous
Annual Meeting

Shareholders' Meetings
- - ----------------------

Notice required: 21 days for
Annual General Meeting and
General Meetings for Special
Resolution
14 days for other General
Meetings.
Quorum: 2 members (being 1 'A' and
1 'B' shareholder)

Directors
- - ---------

Not less than 2 nor more than 7.
Barclays Mercantile Highland Finance Limited have the right to appoint 4 directors, MF
(UK) Limited, 3 directors. No shareholding qualification.

Directors' Meeting
- - ------------------

Notice required: Unspecified
Quorum: 2 (at least 1 'A' director and
          1 'B' director)
Date: No regular date.

Operations
- - ----------

The Company's activities are now confined to collecting agreements that still remain in its portfolio.

MASSEY-FERGUSON IMPLEMENTS    April 1994                          3-U.K. 4
(U.K.) LIMITED                * Changes since previous issue



Incorporated
- - ------------

August 12, 1988



Registered Office
- - -----------------

7 St. Bridge Street
London
EC4A 4AT
England

Auditors
- - --------

Price Waterhouse


Solicitors
- - ----------

None Appointed


*Capital
 -------

Authorised and issued:
600,000 'A' Ordinary Shares
400,000 'B' Ordinary Shares

Shareholders
- - ------------

Greenland U.K. Holdings Ltd: 60%
Massey Ferguson (United Kingdom) Ltd: 40%

*Directors
 ---------

(Greenland)
C.J.E. Roche, Chairman
L. Gras
D. Burton
(MF)
M.J. Molesworth
P. Wilkinson
P.J. Brown

Secretary
- - ---------

Derek Burton

Fiscal Year
- - -----------

Year Ending 30 November

Annual Meeting
- - --------------

Within 15 months of previous
Annual Meeting.

Shareholders' Meetings
- - ----------------------

Notice: 21 days for Annual General Meeting and for General Meetings for Special
Resolutions. 14 days for other General
Meetings.

Quorum: 2 members, providing one is or
represents a holder of 'A' Ordinary Shares and one a holder of 'B' Ordinary Shares.

Directors
- - ---------

Number: Not more than seven.
'A' Ordinary Shareholders may appoint up to four directors and 'B' Ordinary Shareholders up to three directors.

Directors Meetings
- - ------------------

Notice required: period unspecified.

Quorum: One 'A' Director and One 'B' Director

*Operations
 ----------

No longer trading.

MASSEY-FERGUSON FINANCE LIMITED        February 1993              3-U.K. 5
                                    * Changes since previous issue

Incorporated
- - ------------

July 11, 1990
(Registered No: 2521081)

*Registered Office
 -----------------

Brook House
7-9 Mount Ephraim Road
Tunbridge Wells
Kent
TN1 1ET
England

Auditors
- - --------

Touche Ross & Co.
Peterborough Court
133 Fleet Street
London
EC4A 2TR

Solicitors
- - ----------

Wilde & Partners
10 John Street
London
W1C 2EB

Capital
- - -------

Authorized: GBP 10,000,000 divided into
     5,100,000 'A' shares of
     GBP 1 each, and
     4,900,000 'B' shares of
     GBP 1 each

*Shareholders
 ------------

De Lage Landen Financial Services Limited
3,060,000 'A' shares
Massey Ferguson (United Kingdom) Limited
2,940,000 'B' shares

*Directors
 ---------

K. Schellens
P. Black
P. Green
D.I. Franklin +
P. Wilkinson +
     + representing MF

Principal Officers
- - ------------------

D.I. Franklin, Chairman
P. Green, Managing Director
P. Black, Secretary

Fiscal Year
- - -----------

Year ending December 31

Annual Meeting
- - --------------

Within 15 months of previous Annual Meeting

Shareholders Meetings
- - ---------------------

Notice required: 21 days
Quorum: 2

Directors
- - ---------

Number: Not less than 2, nor more than 5
No shareholding qualification

Directors' Meetings
- - -------------------

Notice required: Unspecified
Quorum: 2
Notice: At least every 3 months

Operations
- - ----------

Farm machinery wholesale and retail finance.

     FERMEC HOLDINGS LIMITED     April 1994                 3-UK. 6
                                 New entry



Registered number  2723989


Incorporated
- - ------------
18 June 1992


Registered Office
- - -----------------
Barton Dock Road
Stretford
Manchester
M32 0YH


Principal Place of Business
- - ---------------------------
Barton Dock Road
Stretford
Manchester
M32 0YH

Auditors
- - --------
Arthur Andersen Corporate Finance
Bank House
9 Charlotte Street
Manchester M1 4EU

Tel:  061 228 2121
Fax:  061 228 1421

Solicitors
- - ----------
Addleshaws Sons & Latham
Dennis House
Marsden Street
Manchester M2 1JD

Tel: 061 832 5994
Fax: 061 832 2250

Capital
- - -------
Authorized: (Pounds)4,100,250

Issued:
- - ------
'A' Ordinary Shares                 20,250
'B' Ordinary Shares                270,000
Preferred Ordinary Shares        1,059,750
Redeemable Preference Shares     2,740,250
Deferred Shares                     10,000

Shareholders
- - ------------
Massey Ferguson Manufacturing Ltd:
425,211 Redeemable Prefs.
164,444 Preferred Ordinary
10,000 Deferred

Other Shareholders:
- - ------------------
Management and investors

Directors
- - ---------
R. Robson
P. Swift
J. Maguire
B. Long
I. Webb

Secretary
- - ---------
P. Swift

Fiscal Year
- - -----------
Year ending 30 October

Annual Meeting
- - --------------
Within 15 months of previous
Annual General Meeting

Shareholders' Meeting
- - ---------------------



Directors
- - ---------



Directors' Meeting
- - ------------------



Operations
- - ----------
Holding Company for Fermec Manufacturing
Limited, manufacturer and distributor of industrial machinery.

                        [LETTERHEAD OF MASSEY FERGUSON]

  F A C S I M I L E   T R A N S M I S S I O N  -  C O N F I D E N T I A L

                                                         DIRECT TEL (203) 531234
                                                         DIRECT FAX (203) 531398

                                                                     Page 1 of 2

  OUR REF:  JBP/std308

  TO:       Steve Lewis
            Troutman Sanders, USA
            Fax No: 0101 404 885 3947

  FROM:     Jeremy Parkin

  DATE:     15 April 1994

  SUBJECT:  PROJECT PLUM
            ------------


  Further to our meetings earlier this week, I am writing with some further information for the draft Agreement and Schedules.

  1.   SUBSIDIARIES
       ------------

       There are two further Massey Ferguson subsidiaries in liquidation:

       a) Masfergo Holdings (South Africa) (Pty) Ltd., a 100% owned subsidiary of Massey-Ferguson Nederland Holding BV.

       b)   SNM S.A., a 100% owned French subsidiary of Massey Ferguson S.A.

       In each case, the liquidation is solvent and well-advanced.

       There is a Romanian company called Massey Ferguson Romania S.A., 100% owned by Massey Ferguson International A.G. This company is presently being re-registered as a branch office of Massey Ferguson International A.G.

  2.   AFFILIATES
       ----------

       Again, the Corporate Structures Manual, of which we gave you a copy, does not contain the following:

       a) GIMA S.A. (the MF Renault joint venture company). This is a French company with a capital of FF 250,000 (2500 x 100FF shares) of which 1250 shares of 100FF each have been issued to MF and the same to Renault Agriculture SA. The shares are part paid (25%).

       b) G.M.F.E S.A. This is a French company in which Massey Ferguson S.A. owns 25%. The balance is held by Greenland France S.A., a Dutch-based implement manufacturer. The share capital is FF 4m.

       c) Massey Ferguson Finance France SNC. This is a French company in which Massey Ferguson SA owns 49%. The balance is held by De Lage Landen Leasing S.A., a French subsidiary of a Dutch bank. This company is the French equivalent of Massey Ferguson Finance Ltd and provides retail finance. The authorised capital is FF 15m (150,000 x 100FF).

       d) Dronningborg Industries A.S. This is the Danish combine manufacturer in which Massey Ferguson Group Limited holds 32.26%. The balance is owned by various Danish banks and investment companies.

       e) Massey Ferguson Commerciale SpA. This is a dormant Italian company in which Massey Ferguson Nederland Holding BV owns 25%. It was set up in 1990 to act as the Italian Distributor for MF, but has never in fact traded. It is proposed to purchase the remaining 75% (in order to safeguard the MF name) for net asset value (around $ 35,000).


  Yours sincerely,

  /s/ Jeremy Parkin

  JEREMY PARKIN
  GROUP LEGAL ADVISER
  -------------------

                                APPENDIX 3.4(a)
                                ---------------

                            MF FINANCIAL STATEMENTS
                            -----------------------


                                  See Attached

                          Independent Auditors' Report
                          ----------------------------



The Board of Directors and Stockholders
Varity Corporation:


We have audited the accompanying combined statements of assets, liabilities, and group equity of the Massey Ferguson Group, an indirect wholly-owned business of Varity Corporation, as of January 31, 1994 and 1993 and the related statements of operations, group equity and cash flows for each of the years in the three-year period ended January 31, 1994. These combined financial statements are the responsibility of the Massey Ferguson Group's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Massey Ferguson Group is a part of Varity Corporation and has no separate combined legal existence. Transactions with Varity Corporation and other affiliates are described in the notes to the financial statements.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Massey Ferguson Group as of January 31, 1994 and 1993, and the results of its operations and its cash flows for each of the years in the three-year period ended January 31, 1994, in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Marwick

Buffalo, New York
March 7, 1994

                             MASSEY FERGUSON GROUP

                   Combined Statements of Assets, Liabilities
                                and Group Equity

                           January 31, 1994 and 1993

                                 (In thousands)


         Assets (Note 8)                                       1994       1993
         ---------------                                     ---------  ---------

Current assets:
 Cash and cash equivalents                                   $  14,300     13,900
 Receivables (notes 4 and 14)                                  213,400    248,800
 Inventories (note 5)                                          129,800    134,700
 Prepaid expenses and other current assets                      11,300     11,300
                                                             ---------   --------
   Total current assets                                        368,800    408,700

Investments in associated companies (note 11)                   13,200      8,500

Fixed assets:
 Land and buildings                                             65,985     63,824
 Machinery, equipment and tooling                              202,409    198,946
                                                             ---------   --------
                                                               268,394    262,770

Accumulated depreciation and amortization                     (187,994)  (180,970)
                                                             ---------   --------
   Net fixed assets                                             80,400     81,800

Other assets (notes 6 and 9)                                    16,100      6,300
                                                             ---------   --------
                                                             $ 478,500    505,300
                                                             =========   ========

         Liabilities and Group Equity
         ----------------------------

Current liabilities:
 Notes payable (note 8)                                      $  38,800     56,900
 Current portion of long-term debt (note 8)                      2,500      3,500
 Accounts payable and accrued liabilities (notes 7 and 14)     274,200    256,700
                                                             ---------   --------
   Total current liabilities                                   315,500    317,100

Long-term debt (note 8)                                          8,100     12,000
Other long-term liabilities (note 9)                             3,000     26,500
Minority interest in subsidiaries                                3,900      3,600
                                                             ---------   --------
   Total liabilities                                           330,500    359,200

Group equity (notes 10 and 14)                                 148,000    146,100

Commitments and contingencies (note 13)
                                                             $ 478,500    505,300
                                                             =========   ========

See accompanying notes to combined financial statements.

                             MASSEY FERGUSON GROUP

                       Combined Statements of Operations

              For the years ended January 31, 1994, 1993 and 1992

                                 (In thousands)



                                                              1994       1993      1992
                                                            ---------  --------  --------

Net sales (note 14)                                         $898,400   941,400   869,800
Cost of goods sold (note 14)                                 732,700   772,000   739,100
                                                            --------   -------   -------
   Gross profit                                              165,700   169,400   130,700
                                                            --------   -------   -------

Marketing, general and administrative expenses (note 14)     121,400   117,900   121,700
Engineering and product development                           16,300    14,900    13,900
Management fees and other charges (note 14)                   19,600    22,900    22,200
Restructuring charges (note 12)                                    -         -    16,900
                                                            --------   -------   -------

                                                             157,300   155,700   174,700
                                                            --------   -------   -------

   Income (loss) from operations                               8,400    13,700   (44,000)
                                                            --------   -------   -------

Other income (expense):
 Interest expense (note 14)                                  (10,900)  (20,100)  (24,200)
 Exchange gains (losses)                                      (2,300)    2,300      (200)
 Interest income                                               5,900     4,900     4,100
 Other, net                                                    2,100     3,800       400
                                                            --------   -------   -------

                                                              (5,200)   (9,100)  (19,900)
                                                            --------   -------   -------

   Income (loss) before income taxes                           3,200     4,600   (63,900)

Income tax provision (note 3)                                 (1,000)   (1,700)   (2,100)
                                                            --------   -------   -------
   Net income (loss)                                        $  2,200     2,900   (66,000)
                                                            ========   =======   =======




See accompanying notes to combined financial statements.

                             MASSEY FERGUSON GROUP

                      Combined Statements of Group Equity

              For the years ended January 31, 1994, 1993 and 1992

                                 (In thousands)





                                                             1994       1993      1992
                                                           ---------  --------  --------

Balance at beginning of period                             $146,100   149,800   234,200

Capital contributions from Varity Corporation (note 14)      15,000         -         -

Net income (loss)                                             2,200     2,900   (66,000)

Other changes in components of group equity (note 10)       (15,300)   (6,600)  (18,400)
                                                           --------   -------   -------

Balance at end of period                                   $148,000   146,100   149,800
                                                           ========   =======   =======




See accompanying notes to combined financial statements.

                             MASSEY FERGUSON GROUP

                       Combined Statements of Cash Flows

              For the years ended January 31, 1994, 1993 and 1992

                                 (In thousands)

                                                           1994       1993       1992
                                                         ---------  ---------  --------
Cash flows from operating activities:
 Net income (loss)                                       $  2,200      2,900   (66,000)
 Adjustments to reconcile net income (loss) to
 cash provided by operating activities:
  Depreciation and amortization                            19,400     20,500    22,400
  Write-downs of investments in associated companies            -      3,300       300
  Restructuring charges                                         -          -    16,900
  Gains on sales of fixed assets                             (300)         -    (1,700)
  Changes in:
   Receivables                                             26,800    (45,200)   72,600
   Inventories                                                100     11,800    31,800
   Prepaid expenses and other current assets                 (600)      (700)        -
   Other assets                                           (11,300)      (100)    2,700
   Accounts payable and accrued liabilities                22,100      4,700    (4,100)
   Other long-term liabilities                            (23,300)    21,500     4,500
                                                         --------   --------   -------

     Cash provided by operating activities                 35,100     18,700    79,400
                                                         --------   --------   -------

Cash flows from investment activities:
 Additions to fixed assets                                (19,000)   (15,200)  (19,200)
 Proceeds from sales of fixed assets                        1,700     10,200     5,700
 Additions to investments in associated companies          (4,000)      (700)        -
 Changes in minority interest                                 500        600    (2,400)
                                                         --------   --------   -------

     Cash used for investment activities                  (20,800)    (5,100)  (15,900)
                                                         --------   --------   -------

Cash flows from financing activities:
 Capital contribution from Varity Corporation              15,000          -         -
 Proceeds from notes payable                               28,300    107,000       800
 Repayments of notes payable                              (44,700)  (114,800)  (31,000)
 Repayments of long-term debt                              (3,900)   (12,100)  (29,100)
 Other changes in components of group equity               (9,000)     1,000    (6,600)
                                                         --------   --------   -------

     Cash used for financing activities                   (14,300)   (18,900)  (65,900)
                                                         --------   --------   -------

Effect of foreign currency translation on
 cash and cash equivalents                                    400      1,100     1,100
                                                         --------   --------   -------
     Increase (decrease) in cash and cash equivalents         400     (4,200)   (1,300)

Cash and cash equivalents at beginning of year             13,900     18,100    19,400
                                                         --------   --------   -------

Cash and cash equivalents at end of year                 $ 14,300     13,900    18,100
                                                         ========   ========   =======

See accompanying notes to combined financial statements.

                             MASSEY FERGUSON GROUP

                     Notes to Combined Financial Statements

                        January 31, 1994, 1993 and 1992

                                 (In thousands)



(1) Basis of Presentation and Combination
- - --- -------------------------------------

   The accompanying combined financial statements of Massey Ferguson Group (MF
     Group or the Company) present substantially all of the operating assets and liabilities of Massey Ferguson Group Ltd. and subsidiaries, Massey Ferguson GmbH, Varity Europa B.V. and investments in certain associated companies (note 11) as of the dates presented and the related results of operations and cash flows for each of the periods presented. The aforementioned businesses are each indirect wholly-owned subsidiaries, net assets or investments of Varity Corporation (Varity), a United States Company, and together constitute substantially all of the farm equipment business of Varity.

   The MF Group has no separate combined legal existence. Individual companies within the MF Group operate in the United Kingdom, Australia, Denmark, France, Italy, Norway, Spain, Sweden and Switzerland. Operating assets in the United States, Canada and Germany are also combined within the MF Group. In addition, sales offices are located throughout the world. All significant intercompany accounts and transactions among the businesses that constitute the MF Group have been eliminated.

   Because the MF Group operated as a unit of Varity, the accompanying financial statements may not necessarily be indicative of the financial position and results of operations which might have been incurred had it functioned as a stand-alone operation. In addition, such financial statements cannot be directly correlated with the segment reporting in the Varity consolidated financial statements as previously reported.

   Fiscal years ended January 31, 1994, 1993 and 1992 are referred to as fiscal
     1993, 1992 and 1991 in the accompanying notes, respectively.

(2) Summary of Significant Accounting Policies
- - --- ------------------------------------------

   (a)    Operations
   ---    ----------

       The MF Group operates principally in the farm equipment industry, manufacturing agricultural tractors and parts, which it sells together with certain tractors and other farm equipment purchased from associated companies and third parties.

   (b)  Cash Equivalents
   ---  ----------------
       Cash equivalents consist of liquid instruments with an original maturity of three months or less.

   (c)    Revenue Recognition
   ---    -------------------
       Sales are recorded by the Company when product is shipped to customers.
         Provisions for sales incentives are made at the time of sale for existing incentive programs.

                             MASSEY FERGUSON GROUP

                                (In thousands)


   (d)  Inventories
   ---  -----------

       Inventories are stated at the lower of cost or net realizable value, with cost determined by the first-in, first-out (FIFO) basis. Cost includes the cost of materials, direct labor and an applicable share of manufacturing overhead.

   (e)    Investments in Associated Companies
   ---    -----------------------------------

       Investments in associated companies in which the Company's ownership interest ranges from 20 to 50% and over which the Company exercises influence on operating and financial policies are accounted for using the equity method of accounting (see note 11). Other investments are accounted for using the cost method.

   (f)    Fixed Assets
   ---    ------------

       Additions to fixed assets are stated at cost. Depreciation of fixed assets is generally provided on a straight-line basis at rates which are intended to write off the assets over their estimated useful lives as follows:

         Buildings                          20 to 50 years

         Machinery, equipment and tooling   3 to 10 years

       Expenditures for maintenance, repairs and minor replacements of $3.0, $3.0 and $2.2 million for fiscal years 1993, 1992 and 1991, respectively, were charged to expense as incurred.

   (g)  Warranty Reserves
   ---  -----------------

       The Company's agricultural equipment products are generally under warranty against defects in material and workmanship for a period not exceeding two years. The Company accrues a provision for future warranty costs based upon the historical relationship of the products sold to actual warranty costs.

   (h)  Research and Development Costs
   ---  ------------------------------

       Research and development costs, the majority of which are included in engineering and product development costs, are expensed as incurred. Amounts charged during fiscal years 1993, 1992 and 1991 were approximately $8.9, $8.2 and $8.6 million, respectively.

   (i)    Foreign Currency Translation
   ---    ----------------------------

       The local currency for each business within the MF Group is considered to be the functional currency. Assets and liabilities of these businesses are translated at year-end rates of exchange. Revenue and expense items are translated at average rates of exchange for the year. Translation adjustments, including the translation effect of intercompany transactions deemed permanent in nature, that arise due to fluctuations in exchange rates are recorded directly in group equity. Gains and losses resulting from foreign currency transactions are included in the statements of operations.

                             MASSEY FERGUSON GROUP

                                (In thousands)



   (j)    Minority Interest
   ---    -----------------

       The proportionate share of the net assets of the Company's Australian subsidiary, which is not wholly-owned, has been recorded as minority interest.

   (k)  Income Taxes
   ---  ------------

       The Company is included in the consolidated tax return of the Varity
         United Kingdom (UK) tax group. The Varity UK tax group allocates the tax provision and the Company accounts for taxes generally as if the Company filed on a separate return basis. The Varity UK tax group's net operating loss carryforwards are made available to other Varity UK tax group members to offset tax provisions to the extent permitted.

       Effective February 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," as described in note 3. Deferred income taxes are provided on all significant temporary differences and represent the tax effect of transactions recorded for financial reporting purposes in periods different than for tax purposes.

   (l)    Financial Instruments
   ---    ---------------------

       The carrying values of the company's financial instruments at January 31, 1994 approximate their estimated fair values. The carrying amounts of cash and cash equivalents and notes payable approximate fair value due to the short-term maturity of such instruments. The carrying amount of foreign exchange contracts approximates fair value as all such contracts are revalued monthly based on current exchange or forward rates, as applicable, and substantially all have remaining contractual terms of six months or less. The carrying amount of long-term debt approximates fair value based on the current rates offered to the Company for debt with similar maturities and characteristics.

(3)  Income Taxes
- - ---  ------------

   Effective February 1, 1993, the Company adopted the provisions of SFAS No.
     109, replacing SFAS No. 96 which the Company previously followed in accounting for income taxes. The principal difference between SFAS No. 109 and SFAS No. 96 is the ability, under SFAS No. 109, to record a deferred tax asset for net operating loss and credit carryforwards when its ultimate realization is more likely than not. The adoption of SFAS No. 109 had no effect on the Company's results of operations or financial condition.

                             MASSEY FERGUSON GROUP

                                (In thousands)



   Income tax provisions have been recorded in respect of the Company's results of operations as follows:



                                             Years ended January 31
                                           ---------------------------
                                             1994     1993      1992
                                           --------  -------  --------
     Income (loss) before income taxes:
                  United States            $(2,300)  (2,600)   (2,600)
                  Foreign                    5,500    7,200   (61,300)
                                           -------   ------   -------
                                           $ 3,200    4,600   (63,900)
                                           =======   ======   =======

     Foreign income taxes currently
      payable which constitute the
      income tax provision                 $ 1,000    1,700     2,100
                                           =======   ======   =======

   The income tax provision is primarily attributable to net income from certain subsidiaries for which no operating loss carryforwards were available to offset such income along with operating losses for which no current benefit is available. These are the primary reconciling items that cause the Company's effective tax rates of 31%, 37% and (3%) for fiscal years 1993, 1992 and 1991, respectively, to differ from the 35%, 34% and 34% statutory United States federal income tax rates for fiscal years 1993, 1992 and 1991, respectively.

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities recorded on the balance sheet as of January 31, 1994 are as follows:

       Deferred tax assets:
         Tax loss carryforwards            $81,600
         Other liabilities and reserves      5,200
                                           -------

             Gross deferred tax assets      86,800

         Less:  valuation allowance         83,500
                                           -------

             Total                           3,300

       Deferred tax liabilities              3,300
                                           -------

       Net deferred tax liability          $     -
                                           =======

   The valuation allowance results principally from tax operating losses in prior years which diminish the Company's immediate ability to demonstrate that it is more likely than not that future benefits will be realized.

                             MASSEY FERGUSON GROUP

                                (In thousands)


   At January 31, 1994, the Company had net operating loss carryforwards for tax purposes aggregating approximately $240.1 million. These loss carryforwards are principally in the United Kingdom and France, and expire over the next five fiscal years as follows: 1994 - $.2 million; 1995 - $5.9 million; 1996 - $1.7 million; 1997 - $1.5 million; 1998 - $.9 million and beyond - $229.9 million.

   Cash payments for income taxes were $.3, $.5 and $.2 million for fiscal years
     1993, 1992 and 1991, respectively.

(4)  Receivables
- - ---  -----------

   Receivables are presented net of allowances for doubtful accounts of $10.4 million and $8.6 million at January 31, 1994 and 1993, respectively.

   Credit risk is concentrated principally within North America and Europe.  The
     Company performs ongoing credit evaluations of its customers' financial condition and, in certain circumstances retains as collateral a security interest in products sold. Sales outside of North America and Europe are generally covered by letters of credit, bank guarantees or export credit insurance.

(5)    Inventories

   The major categories of inventory are as follows:

                                                                  January 31
                                                               1994       1993
                                                               ----     ------
     Raw materials and work-in-process                     $ 41,400     39,600
     Finished goods and parts                                88,400     95,100
                                                            -------    -------
                                                           $129,800    134,700
                                                            =======    =======

  The Company's inventory systems do not permit the disaggregation of raw materials from work-in-process.

                             MASSEY FERGUSON GROUP

                                (In thousands)



(6) Other Assets
- - ---- ------------

  Other assets consist of the following:

                                                                January 31

                                                             1994         1993
     Pension fund prepayment                             $ 12,800            -
     Other, including intangible assets,
     net of accumulated amortization of
     $4.7 million in 1994 and $4.9 million
     in 1993                                                3,300        6,300
                                                         --------      -------
          Total                                          $ 16,100        6,300
                                                         ========      =======

(7) Accounts Payable and Accrued Liabilities
- - --- ----------------------------------------

  Accounts payable and accrued liabilities consist of the following:

                                                                             January 31
                                                                         1994          1993
                                                                         ----          ----
     Accounts payable                                                $167,200       146,800
     Employee costs                                                    19,900        17,700
     Warranty                                                          12,400         9,000
     Reserves for sales incentives                                     28,200        22,500
     Other accrued liabilities                                         46,500        60,700
                                                                     --------       -------
       Total                                                         $274,200       256,700
                                                                     ========       =======

                             MASSEY FERGUSON GROUP

                                (In thousands)



 (8) Long-Term Debt and Notes Payable
- - ---- --------------------------------

  The Company's long-term debt consists of the following:

                                                                 January 31
                                                             1994          1993
                                                             ----          ----
     French State loan, maturing in fiscal
     years through 1998, interest at 8% plus an
     additional fluctuating interest charge or
     credit based on cash flow (9.8% at January
     31, 1994) (repayable in French francs)              $  7,100         9,200

     French State loan, maturing in fiscal
     years through 1998, interest at the French
     monetary rate plus 1.25% (10.8% at January
     31, 1994).  Guaranteed by Varity (repayable
     in French francs)                                      2,400         3,100

     Other                                                  1,100         3,200
                                                         --------       -------

                                                           10,600        15,500
     Less:  current portion of long-term debt               2,500         3,500
                                                         --------       -------
          Long-term debt                                 $  8,100        12,000
                                                         ========       =======

   Aggregate long-term debt matures over the next five fiscal years as follows:
     1994 - $2.5 million; 1995 - $2.4 million; 1996 - $1.9 million; 1997 - $1.9 million; and 1998 - $1.9 million.

   The Company maintains various short-term credit facilities with lenders throughout the world for which related amounts outstanding are classified as notes payable in the combined financial statements. Certain of these credit facilities are secured by specific assets of the Company and are restricted as to their level of utilization within predetermined maximum limits. These facilities, which are subject to periodic lender review and renewal, bear interest at rates ranging from 6.5% to 12.25% as of January 31, 1994. Unused short-term lines of credit at January 31, 1994 were $121.8 million (January 31, 1993 - $161.0 million). There were no unused long-term lines of credit at January 31, 1994 or 1993.

   Substantially all of the assets of the Company are pledged as collateral against its borrowing requirements.

   Cash payments of interest were $8.7, $14.0 and $19.3 million for fiscal years
     1993, 1992 and 1991, respectively.

                             MASSEY FERGUSON GROUP

                                (In thousands)

(9)  Pension Benefits
- - ---  ----------------

   Pension plans exist in the principal countries where the Company operates.
     The majority of its employees are covered by either government or Company sponsored pension plans. The Company's funding policy is to contribute at least the amount required by law in the various jurisdictions in which the pension plans are domiciled.

   Most of the Company's defined benefit plans are in the United Kingdom (UK
     Plans) and provide pension benefits that are based on the employee's highest average eligible compensation. Plan assets consist primarily of exchange-listed stocks and bonds. The measurement date for all plans were within 90 days of year-end. Pension expense for the UK Plans consist of the following:

                                                        1994      1993      1992
                                                      --------  --------  --------

               Service cost for the year             $  3,300     4,600     5,800
               Interest cost on projected benefit
                 obligations                           16,600    19,700    18,700
               Actual (return) loss on plan assets    (29,600)    8,600   (39,500)
               Net amortization and deferral           14,200   (30,100)   19,200
                                                     --------   -------   -------

                     Net pension expense             $  4,500     2,800     4,200
                                                     ========   =======   =======

   As a result of company induced early retirement and other programs, the Company recognized expenses totalling $1.9 and $3.2 million in fiscal years 1993 and 1991, respectively. Such amounts are not included in the above table.

                             MASSEY FERGUSON GROUP

                                (In thousands)



The funded status of the UK Plans is as follows:

                                                                             January 31,
                                                     January 31, 1994           1993
                                                  ----------------------        ----
                                                Underfunded     Overfunded   Underfunded
                                                   plans           plans        plans
                                                   -----           -----        -----

  Accumulated benefit obligation:
   Vested benefit obligation                           $4,900      162,200       169,800
  Nonvested benefit obligation                            100        2,900         3,000
                                                       $5,000      165,100       172,800
                                                       ======      =======       =======

  Projected benefit obligation                         $5,700      181,900       177,600
  Plan assets at market value                           4,700      185,100       147,900
                                                       ------      -------       -------

  Projected benefit obligation in excess
   of (less than) plan assets                           1,000       (3,200)       29,700

  Contributions made after measurement
   date but before end of fiscal year                    (100)      (1,200)            -
  Unrecognized net losses                                (700)      (8,200)      (27,900)
  Unrecognized transition liabilities                    (200)        (200)         (200)
  Additional minimum liability recognized                 100            -        23,300
                                                       ------      -------       -------

  Pension costs accrued (prepaid) in the
   consolidated balance sheets as other
   assets and other liabilities                        $  100      (12,800)       24,900
                                                       ======      =======       =======

   The additional minimum pension liabilities are non-cash items which are offset by intangible assets of $.1 million and $.6 million at January 31, 1994 and 1993, respectively, and a direct reduction in group equity of $22.7 million at January 31, 1993. There was no additional minimum pension liability reduction in group equity at January 31, 1994.

   The following actuarial assumptions used to develop pension expense reflect the prevailing economic conditions and interest rate environment of the United Kingdom:

                                                          January 31,
                                                          ------------
                                                   1994       1993         1992
                                                   -----  ------------  -----------

    Discount rate                                  8.75%          9.5%         10.0%

    Salary increases                                5.0%   7.0% - 8.0%   7.5% - 8.5%

    Expected long-term rate of return on assets    10.0%         11.0%         11.5%
                                                   ====    ==========    ==========

                             MASSEY FERGUSON GROUP

                                (In thousands)

   In addition to the UK Plans for which the actuarial information is presented above, accrued pension costs are included in other liabilities in the balance sheets pertaining to various minor plans in other countries all of which are substantially funded.

(10)  Group Equity
- - ----  ------------

   Group equity consists of the capital stock and equity of the Companies, interests in investments and net assets within the MF Group (note 1), pension liability adjustments (note 9) and foreign currency translation adjustments.

(11)  Investments in Associated Companies
- - ----  -----------------------------------

   The Company's investments in associated and other companies as of January 31, 1994 primarily comprise a 49% interest in Massey Ferguson Finance Limited, a United Kingdom agricultural and industrial equipment finance company, and a 49% interest in Massey Ferguson Finance SNC, a finance company in France. No dividends were received from these companies during fiscal years 1993, 1992 or 1991.

   Summarized financial information of these investee companies, as of and for the years ended January 31, 1994 and 1993 is presented below:

                                                  Years ended
        Statements of Operations                   January 31
        ------------------------                   ----------
                                                1994      1993
                                                ----      ----
                                                (In thousands)
   Net revenues                               $18,500   15,700

   Expenses:
     Interest, net                             10,800   10,200
     Other costs and expenses                   4,400    2,800
     Income tax provision                       1,200        -
                                             --------  -------

       Net income                            $  2,100    2,700
                                             ========  =======

        Balance Sheets
        --------------

   Receivables                               $191,100  108,200
   Other assets                                 5,200    4,400
                                             --------  -------
                                             $196,300  112,600
                                             ========  =======
   Bank borrowings                           $178,600  100,100
   Other liabilities                              600        -
   Shareholders' equity                        17,100   12,500
                                             --------  -------
                                             $196,300  112,600
                                             ========  =======

                             MASSEY FERGUSON GROUP

                                (In thousands)


   In addition, the Company has a 23% interest in Tractors and Farm Equipment
     Limited (TAFE), from whom dividends of $0.2 million were received in fiscal year 1993 ($0.1 million in each of fiscal years 1992 and 1991), a 15.5% interest in Fermec Holdings Limited (Fermec), the management buy-out purchaser of the Company's industrial machinery business and a 30% interest in Landini S.p.A. (Landini), an Italian distribution company. In March 1993, the Company invested $2.4 million for a 19% fully-diluted interest in Dronningborg Industries A/S (Dronningborg), a Danish supplier of combine harvesters. No dividends have been received from Fermec, Landini or Dronningborg during the fiscal years 1993, 1992 or 1991.

(12)  Restructuring Charges
- - ----  ---------------------

   In fiscal year 1991, the Company commenced a series of restructuring actions and recorded provisions for employment reductions and other activities. As a result of such actions the Company recorded restructuring charges of $16.9 million.

(13) Commitments and Contingencies
- - ---- -----------------------------

     (a)  Capital Expenditure Programs
     ---  ----------------------------
        Approved capital expenditure programs outstanding at January 31, 1994 approximated $23.3 million, including capital commitments of approximately $5.2 million.

     (b)  Discounted Obligations
     ---  ----------------------

        The Company has contingent liabilities relating to bills guaranteed and similar obligations amounting to $3.2 million and $2.5 million at January 31, 1994 and 1993, respectively.

     (c)  Foreign Exchange Contracts
     ---  --------------------------

        To protect against fluctuations in foreign currencies, the Company from time to time enters into foreign exchange contracts for periods generally consistent with the underlying transaction exposures. Substantially all such contracts mature within a period of six months. At January 31, 1994, the Company had approximately $125.0 million of contracts outstanding (approximately $28.7 million at January 31, 1993).

        The Company is exposed to credit loss in the event of nonperformance by counterparties to the outstanding contracts. The Company does not anticipate nonperformance by any counterparty, and as the contracts are principally hedges of underlying transactions, the market risk associated with fluctuations in exchange rates is not significant.

                             MASSEY FERGUSON GROUP

                                (In thousands)


      (d) Leases
      --- ------

        The Company leases certain facilities and equipment under noncancellable operating leases. Future minimum payments due under these leases during the next five fiscal years are as follows: 1994, $6.3 million; 1995, $5.9 million; 1996, $4.2 million; 1997, $2.3 million and 1998,
          $.3 million.

        Rental expense for all operating leases was $4.6 million, $4.5 million, and $4.5 million for fiscal years 1993, 1992 and 1991, respectively.

     (e)  Litigation
     ---  ----------
        The Company is party to various litigation. Management believes that the outcome of these lawsuits will not have a material adverse effect on the combined financial statements.

(14) Transactions With Related Parties and Affiliates
- - ---- ------------------------------------------------

   The accompanying financial statements reflect significant transactions with related parties and affiliates as stated below. The transactions are at amounts and on a basis as determined by the parties. The amounts are not necessarily indicative of results which might have occurred had the Company operated as a separate entity.

     (a)  Varity Corporation
     ---  ------------------

     The Company pays Varity, the indirect parent of the MF Group, amounts as agreed to by the parties for management services provided by Varity, trademark and licensing fees, royalties, guarantee fees and expenses incurred on behalf of the MF Group. Total expenses pertaining to these items were $19.6, $22.9 and $22.2 million in fiscal years 1993, 1992 and 1991, respectively.

        The MF Group has been able to borrow under various lending agreements with Varity, who allocates interest expense to the Company based on its average outstanding balance. Charges relating to intercompany indebtedness with Varity included in interest expense were $.7, $1.6 and $3.3 million in fiscal years 1993, 1992 and 1991, respectively. The net amounts payable under these arrangements with Varity are included in group equity on the balance sheets.

        In fiscal year 1993, Varity made a capital contribution of $15.0 million to the Company.

                             MASSEY FERGUSON GROUP

                                (In thousands)



      (b) Dronningborg Industries S/A
      --- ---------------------------

        The Company is the sole customer for the combine harvesters manufactured by Dronningborg in accordance with the terms of a distributor agreement between Dronningborg and the Company effective in 1993 for an initial term expiring on December 31, 1997. Under this agreement, the Company has no minimum purchase obligation but is required to source certain combine harvesters exclusively from Dronningborg. The Company purchased $34.0 million of machines in fiscal 1993 under this agreement. Accounts payable and accrued liabilities include $8.2 million payable to Dronningborg at January 31, 1994.

        Prior to 1993, Dronningborg was a supplier of products to the Company.
          However, the MF Group had no ownership interest.

     (c)  Landini S.p.A.
     ---  --------------

        Under the terms of various commercial trading agreements between the Company and Landini, the Company is obligated to source certain of its special tractor requirements from Landini through March 1997. Landini also acts as the Company's distributor in the Italian market under an agreement expiring in February 1997. Sales to Landini were $7.0, $14.7 and $16.8 million in fiscal years 1993, 1992 and 1991, respectively. Purchases from Landini were $20.0, $20.3 and $25.5 million in fiscal years 1993, 1992 and 1991, respectively.
          Receivables include $1.9 and $1.6 million receivable from Landini at January 31, 1994 and 1993, and accounts payable and accrued liabilities include $3.0 and $4.3 million payable to Landini at January 31, 1994 and 1993 under these arrangements.

        Also included in accounts payable and accrued liabilities is $12.5 and $13.6 million at January 31, 1994 and 1993, respectively, pertaining to a loan agreement between the Company and Landini whereby the Company offsets amounts to be paid Landini against sales commissions receivable from Landini upon Landini satisfying defined sales levels.

     (d)  Fermec Holdings Limited
     ---  -----------------------

        The Company supplies Fermec with rear axles, transmissions and related components under the terms of a supply agreement with an initial term beginning in November 1992 and expiring in November, 1995. Sales to Fermec were $5 million in fiscal 1993. The Company also purchases from Fermec a range of highway tractors for re-sale. Purchases from Fermec amounted to approximately $2 million in fiscal 1993. There was no significant activity in fiscal year 1992. Receivables include $4.1 million from Fermec at January 31, 1994.

                             MASSEY FERGUSON GROUP

                                (In thousands)



      (e) Iseki Company, Ltd
      --- ------------------

        Iseki Company Ltd (Iseki) has a 25% equity interest in the Australian distribution company, Massey Ferguson Iseki Australia Limited. The Company initiated various trading relationships with Iseki in fiscal year 1993 under which 1993 sales to Iseki were $13 million and purchases from Iseki were $5 million.

     (f)  Perkins Engines Group Limited
     ---  -----------------------------

        The Company purchases the majority of the engines for its tractors, together with related parts, from Perkins Engines Group Limited (Perkins), an indirect wholly-owned subsidiary of Varity. Purchases, net of purchase rebates, amounted to $61.7, $67.5 and $70.0 million in fiscal years 1993, 1992 and 1991, respectively. Accounts payable and accrued liabilities include $8.8 and $7.7 million payable to Perkins at January 31, 1994 and 1993, respectively.

     (g)  Pacoma Hydraulik GmbH
     ---  ---------------------

        The Company purchases hydraulic cylinders from Pacoma Hydraulik GmbH
          (Pacoma), an indirect wholly-owned subsidiary of Varity. Purchases amounted to $3.3, $4.7 and $6.1 million in fiscal years 1993, 1992 and 1991, respectively. Accounts payable and accrued liabilities include $.6 and $.5 million payable to Pacoma at January 31, 1994 and 1993, respectively.

     (h)  Finance Companies
     ---  -----------------

        The Company uses the services of finance companies in France and the United Kingdom, in which it has an equity interest, to provide retail financing facilities to end users (see note 11).

                             MASSEY FERGUSON GROUP

                                (In thousands)



(15)    Business Segment Information
- - ----    ----------------------------
     The principal geographic regions in which the Company operates are set forth below:

                                             January 31,
                                            -------------
                                       1994     1993      1992
                                       ----     ----      ----
  Revenue by source:
      Europe                           $849,000   907,800   851,300
      North America                      20,700     6,000         -
      Australia                          28,700    27,600    18,500
                                       --------   -------   -------
                                       $898,400   941,400   869,800
                                       ========   =======   =======

  Revenue by destination:
      Europe                           $527,100   561,000   541,400
      North America                     124,600   102,900    71,600
      Australia                          38,700    32,600    21,400
      Africa                             67,300    59,700   112,500
      Asia                               76,100    92,500    71,900
      Other                              64,600    92,700    51,000
                                       --------   -------   -------
                                       $898,400   941,400   869,800
                                       ========   =======   =======
  Operating income (loss), as defined,
    by source:
      Europe                           $ 28,400    39,600   (15,700)
      North America                      (2,300)   (2,600)   (2,600)
      Australia                           2,300     2,900       100
                                       --------   -------   -------
                                       $ 28,400    39,900   (18,200)
                                       ========   =======   =======

  Identifiable assets:
      Europe                            435,600   468,600   499,100
      North America                       9,300     8,100     1,100
      Australia                        $ 19,800    19,900    19,700
                                       --------   -------   -------
                                       $464,700   496,600   519,900
                                       ========   =======   =======

  Sales to one customer were 13.9% of total sales in fiscal year 1993.

                                APPENDIX 3.4(c)
                                ---------------

                                  RECEIVABLES
                                  -----------

The receivables, notes and accounts reflected in the MF Financial Statements are subject to the charges and other security set out in Appendix 5.7(b).

                                APPENDIX 3.4(d)
                                ---------------

                               PERSONAL PROPERTY
                               -----------------


1. The tangible personal property reflected in the MF Financial Statements is subject to the charges and other security set out in Appendix 5.7(b);

2. A fire at MFSA's Beauvais factory on 4/5 April 1994 has damaged various assets. The provisional repair cost is as set out in Appendix 3.4(o);

3. Certain assets which have been purchased but not yet paid for may be subject to retention of title clauses in the ordinary course of business.

                                APPENDIX 3.4(e)
                                ---------------

                                    DEFAULTS
                                    --------


                                      None

                                APPENDIX 3.4(f)
                                ---------------

                             LITIGATION PROCEEDINGS

U.K.
- - ----

1.   Massey Ferguson (United Kingdom) Limited v Greenland B.V.

     Claims and counter-claims for damages arising out of former implements J.V. (Massey Ferguson Implements Limited), with MF being the primary plaintiff for (Pounds)750,000.

2. Municipal and General Insurance Co. Limited v Massey Ferguson (United Kingdom) Limited.

     Claims for damage suffered through tractor fires:
     Maximum exposure (Pounds)100,000.

3. NFU Mutual Insurance are threatening to sue Massey Ferguson (United Kingdom) Limited in respect of a fire which destroyed their assured's MF combine harvester (value (Pounds)80,000) and several similar incidents details of which have not yet been received.

4. The software used by MF's UK distribution business, originally supplied by a Barclays Bank company and now maintained by Unicorn Distributor Services Ltd, has been held to infringe the copyright of another software Company IBCOS Computers Ltd. However no legal action against MF is anticipated.

Germany
- - -------

1. Walk, a former MF dealer, is claiming damages due to having lost the business of "Germanising" (fitting cabs, changing tyres etc) tractors for sale in Germany upon termination by MF of his dealership. MF GmbH has given a DM 500,000 Court guarantee, but the claim may well now be out of time as Walk has failed to provide the Court with details of his claim. The guarantee expires on 30 June 1994.

Denmark
- - -------

1. Massey Ferguson Group companies owe the old Dronningborg company (in liquidation) an aggregate of about DKK 16m. This amount is fully provided in the Massey Ferguson accounts, but a settlement below DKK 16m is anticipated.

Saudi Arabia/Tunisia
- - --------------------

1. Dronningborg-built combine failures in Saudi Arabia and Tunisia have led to a possible liability to re-purchase machines to a total value of (Pounds)435,000.

Zimbabwe
- - --------

1. Alleged performance/reliability failures on Rosenlev-built combines in Zimbabwe has led to a possible liability to re-purchase four units (value $187,000)

Sweden
- - ------

1. SK 1.33m is being claimed by the liquidator of MaskinGruppen Syd AB, a Swedish dealer. Current advice from outside counsel is that the company has a valid defence.

France
- - ------

1.   Claim by Agritract S.A., a terminated dealer, for FF 2.8m.

3.   Claim by Ets. Hubert, a terminated dealer, for FF 880,000.

3.   Claim by Ets. Mathieux, a terminated dealer, for FF 1.8m (parts return).

4.   Claim by Ets. Quitte, a terminated dealer, for FF 700,000 (parts return).

5.   Claim by SOMAG, a terminated dealer, for FF 30.5m.

6. Claim by Savimat/Moreau for FF 1.5m for allegedly defective combine harvester.

7. Claim by Pompougnac/Faure for FF 1m for allegedly defective combine harvester.

8. Claim by Knaufkassel for DM 150,000 debt; counterclaim by MFSA for recovery of exhibition stand.

9. Threatened claim by Groupe Azur for FF 454,000 insurance premium (paid by MFSA to broker which became insolvent).

U.S.
- - ----

1. Claim by Mendota Equipment Co. for dealer parts return. Estimated exposure. $325,000.

2. Claim by Abele Tractor & Equipment v MF Industrial Machinery for dealer losses due to recurring backhoe problems. Estimated exposure $50,000 - $100,000.

3.   Claim by Agri-Plex Inc. for parts return.  Estimated exposure $50,000.

4.   Claim by Walterman for parts return.  Estimated exposure $50,000.

5.   Claim by Wallace Equipment for parts return.  Estimated exposure $100,000.

6.   Claim by Heath for wrongful termination.  Estimated exposure $50,000 -
     $100,000.

7. Claim by Harrison for breach of warranty. Estimated exposure Judgement of $250,000 plus fees.

8.   Claim by Lovell for breach of warranty.  Estimated exposure $50,000.

9. Claim by Hunt's Generators' Committee for environmental clean up costs. Estimated exposure $90,000.

10. Claim by Cousin Farms for loss on retail contract, plus misrepresentation of hours of use on used tractor. Estimated exposure $ 75,000 - $100,000.

11. Claim by City of Detroit for environmental clean up of MF factory site. Estimated exposure $75,000.

12.  Claim by Lee Farm Equipment for parts return.  Estimated exposure $50,000.

Australia
- - ---------

1. Claim by Nicholas Pastoral Co. for Australian $70,000 for defective tyres and consequential loss.

Other
- - -----

1. MF is party to proceedings instituted by the European Competition authority who allege that an international information exchange run by the major tractor manufacturers is anti-competitive. No fines are expected.

                                APPENDIX 3.4(g)
                                ---------------

                            NON-COMPLIANCE WITH LAWS
                            ------------------------


                                      None

                                APPENDIX 3.4(h)
                                ---------------

                                     TAXES
                                     -----


                                      None

                                APPENDIX 3.4(i)
                                ---------------

                              PERMITS AND LICENSES
                              --------------------


                                      None

                                APPENDIX 3.4(k)
                                ---------------

                                  INVENTORIES
                                  -----------


1. Inventories reflected in the MF Financial Statements will be subject to the charges and other security set out in Appendix 5.7(b).

2. Certain inventories which have been purchased but not paid for may be subject to retention of title clauses in the ordinary course of business.

3. Massey Ferguson GmbH made a write-down of US $2,400,000.00 in respect of implements inventory at the last year end (31 January 1994). The current book value of US $2,000,000.00 reflects the value that those implements which have not been retailed are expected to fetch at auction.

                                APPENDIX 3.4(l)
                                ---------------

                                 REAL PROPERTY
                                 -------------


The owned real property in the MF Financial Statements is subject to the charges and other security set out in Appendix 5.7(b).

List of leased property used by the MF Business is attached hereto.

                         MASSEY FERGUSON - REAL ESTATE

1.  OWNED

    1.1   UK

    1.1.1 Stoneleigh, nr Coventry       -     office facilities for UK
                                              Distribution company, Parts
                                              Company, and Group staff.

    1.1.2 Banner Lane, Coventry         -     manufacturing facility.

    1.1.3 Barton Dock Road, Manchester        the Fermec manufacturing facility
                                              which is the subject of a 999 year
                                              lease to Fermec.
    1.2   FRANCE

    1.2.1 Beauvais - manufacturing facility.

    1.2.2 Athis, nr Paris - parts warehouse.

    1.3   AUSTRALIA

    1.3.1 Sunshine, Victoria - head office

    1.3.2 Tottenham, Victoria - Parts Warehouse

    1.4   SWEDEN

    1.4.1 Kvanum (central Sweden) - dealership premises

2.  LEASED

    2.1   Australia

    Property          Expiry     Annual Rent
    --------          ------     -----------

   13 Aitken Way      12.06.95   AUD 30227
   Kewdale
   W.A. Office &
   Warehouse

   14 Barrinia St.    12.10.96   AUD 38508
   Slacks Creek
   Old Office &
   Warehouse

   3/241 Lords Pl.    31.07.94   AUD 10910
   Orange
   N.S.W. Office

   172 Glynburn Rd.    Monthly   AUD 5757
   Tranmere, S.A.      Tenancy

   Sunshine            Monthly   AUD 6020
   Car Park. Vic.      Tenancy

   FRANCE
   ------

   Nantes              09.04.95        FF 96400

   Amiens              01.04.95        FF 92893

   Toulouse            08.96           FF 48000

   DENMARK
   -------

   Borgemester         6 months        DKK 2834.000
   Christiansens       notice

   GERMANY
   -------

   Eschwege            12 months from  DEM 150.000
                       end of fiscal
                       year

   SWEDEN
   ------

   Uppsala             28.02.97        SEK 365.000

   Esloev              31.12.94        SEK  42.000

   KLM                 9 month after   SEK 204.000
   Lidkoeping          notice

   UK
   --

   Park Farm, Sto.     12 months from  GBP  24500
                       notice date

   Park Farm House     3 years from    GBP  5500
                       notice date

   EIRE
   ----

   Unit 14, Cherry     01.02.97        IRP  23500
   Orchard Ind. Est.
   Dublin

   NORWAY
   ------

   Oslo Office         30.09.98        NOK 779470

   Stavanger Office    30.06.95        NOK 150000
                       (3 months notice)

   Storage Toten       Open            NOK  60000
                       (l month notice)

   Storage Olberg      Open            NOK  50000
                       (3 months notice)

   NORWAY - DEALER FACILITIES
   --------------------------

   Dokka                         30.06.95            NOK  87688
   Forde                         30.09.96            NOK  231972
   Harner                        31.12.95            NOK  257052
   Mysen                         28.02.96            NOK  222204
   Hafalund                      31.12.94            NOK  220347
   Gol                           31.12.95            NOK  142720
   Bodo                          21.11.97            NOK 1320000
   Bodo                          21.11.97            NOK  185894
   Sumadal                       31.05.96            NOK  218298
   Mosloen                       31.12.95            NOK  208447
   Sortland                      Open                NOK  183404
   Flisa                         30.06.95            NOK  164548
   Honeross                      31.12.95            NOK  273352
   Jaren                         30.09.94            NOK  135344
   Namsos                        30.11.96            NOK  122913
   Sota                          31.12.95            NOK  201201
   Steinlder                     31.10.96            NOK  438604
   Vestby                        31.12.95            NOK  81928
   Gjevik                        30.09.96            NOK  235370

   SPAIN
   -----

   Madrid Office  01.01.98        PTS 13,000,000
                  (180 days
                  notice)

   Barcelona      31.07.94        PTS  8,800,000
   Warehouse      (30 days
                  notice)

CANADA
- - ------

Lease of facilities at 1800 Appleby Line, Unit #9, Burlington, Ontario, Canada L7L GA1

Lease of facilities at 2800 Skymark Avenue, Unit 4A, Level 3, Building 1, Mississauga, Ontario, Canada L4W 5A6


USA
- - ---

Lease of facilities at 5255 Triangle Parkway, Suite 150, Norcross, Georgia USA 30092

Lease of facilities at 5440 N.W. 33rd Avenue, Suite 106, Ft. Lauderdale, Florida USA 33309

                               APPENDIX 3.4(m)(1)
                               ------------------

                        TRADEMARKS, PATENTS AND LICENSES
                        --------------------------------


1.   All trademarks listed on Schedule A to this Appendix 3.4(m)(l).
                              ----------

2.   All patents listed on Schedule B to this Appendix 3.4(m)(1).
                           ----------

3. Patent licenses dated 11 January 1983 from SS Kofoed to Massey Ferguson (front weight patent).

4. Patent license from Massey Ferguson to Cepatos Technology BV (part of Landini). Some of these patents are still used on the MF300 Series.

5.   Infringements:

     The Unicorn software package used by Massey Ferguson (United Kingdom) Limited in its U.K. distribution business has been formed to infringe the copyright of IBCOS Computers Limited (See Appendix 3.4(f)).

                                  SCHEDULE A
                                  ----------

                                  TRADE MARKS


Listing of trademarks to be agreed upon by and amongst the parties prior to closing.

                                  SCHEDULE B
                                  ----------

                                    PATENTS


Listing of patents to be agreed upon by and amongst the parties prior to closing.

                               APPENDIX 3.4(m)(2)
                               ------------------

                            MF LICENSE DISTRIBUTORS
                            -----------------------


1.   MF Argentina S.A. (Argentina)

2.   Maxion S.A. (Brazil)

3.   PT Swadaya Harapan Nusantara (Indonesia)

4.   TAFE (India)

5.   Iran Tractor Manufacturing - Company (Iran)

6.   LTC (Libya)

7.   Siderurgia Nacional S.A. (Mexico)

8.   Millat Tractors Ltd. (Pakistan)

9.   Ursus (Poland)

10.  STMC (Saudi Arabia)

                                APPENDIX 3.4(n)
                                ---------------

                               MATERIAL CONTRACTS
                               ------------------

Note: The list excludes foreign exchange contracts, real property leases and inter-company commitments; contracts under negotiation are not included.

(i)  Partnerships and Joint Ventures
     -------------------------------

     (a)  GIMA S.A. - joint venture between Renault Agriculture and MFSA;

     (b) Purchasing GIE - Collaborative purchasing arrangement between Renault Agriculture, MFSA, GIMA S.A. and Massey Ferguson Manufacturing Limited;

     (c) Massey Ferguson Finance Limited - UK retail financing joint venture between Massey Ferguson (United Kingdom) Limited and De Lage Landen;

     (d) Massey Ferguson Finance France - French retail financing joint venture between MFSA and De Lage Landen;

     (e) Massey Ferguson Implements (UK) Limited - UK joint venture for implement distribution between Massey Ferguson (United Kingdom) Limited and Greenland UK Limited/Greenland N.V. No longer trading;

     (f) Massey Ferguson Leasing Limited - UK retail finance joint venture between Massey Ferguson (United Kingdom) Limited and Barclays Bank. No longer trading.

(ii) Indebtedness for Borrowed Money over USD 250,000
     ------------------------------------------------

     Lease of IBM hardware and JBA software from IBM

     Lease of Makino machine tool from UFB Humberclyde.

(iii) Non-Employment Arrangements
      ---------------------------

     Relationship with Polygon Reinsurance Company Ltd for before Closing insurance coverage.

(iv) Contracts over USD 500,000
     --------------------------

     Australia
     ---------

     Iseki product (ordered but not shipped or invoiced) USD 834k.

     Germany
     -------

     NETS parts transport contract; 12 month commitment - approximately USD
     600k.

     Altmann contract for services in Wolnzach - annual value approximately USD 600k.


     Dronningborg combine orders (delivery July/September 1994) - USD 6.3m.

     UK
     --

     S. Warner instrument supply contract (expires 31.1.95) - annual spend (Pounds)930k.

     Koyo bearings supply contract (expiry 31.1.95) - annual spend
     (Pounds)2.17m.

     Kanda Syncro's supply contract - annual spend (Pounds)0.75m

     Walt Hexagon hardware contract (expiry 30.4.95) - annual spend
     (Pounds)2.2m.

     Systemline transport contract (expiry 31.5.97) - annual spend (Pounds)750k.

     Sundstrand hydraulic pump supplies - continuing under spirit of previous agreement. Annual spend (Pounds)1.16m

     Gates hydraulic hoses supplies - continuing under spirit of previous agreement. Annual spend (Pounds)540k.

     There are contingent liabilities under contracts with Rexroth (hydraulics)
     and GKN   Sankey (cabs) of (Pounds)310k and (Pounds)900k respectively.

     Caterpillar Logistics Services warehousing contract (expiry 2002).

     Allens Transport (Athis - Desford)

     Swift Transport

     HBS, Dallas five year contract for CD-ROM software and discs

     SEMA facilities management contract (expiry 31.1.97)

     Dronningborg combine orders - USD 6.1m.

     Iseki orders USD 2.6m.


     France
     ------

     SER new cab supply contract - Tooling and Design FFR 21.2m.

     Valeo clutch supply contract (expiry 30.6.95).  Annual spend FF 7.3m.

     Comaxle axle supply contract (expiry 31.1.97).  Annual spend FF 72.4m.

     Bosch hydraulics/electronics supply contract (expiry 31.7.94).  Annual
     spend FF   24.9m.


     SIAC cab supply contract (open ended notice of termination for March 1995 in preparation). Annual spend FF 75.6m.

     Koyo bearings supply contract (expiry 31.1.95).  Annual spend FF 4.9m.

     Valmet engine supply (continuing under spirit of previous agreement). Annual spend FF 24m.

     Sanden condenser supply (continuing under spirit of previous agreement). Annual spend FF 4.5m.

     Caterpillar castings supply (continuing under spirit of previous agreement). Annual spend FF 13m.

     Valeo radiator supply (continuing under spirit of previous agreement). Annual spend FF 6.8m.

     For all major suppliers there are normal scheduled material commitments ranging from 3 to 6 months, even where we do not have specific long term supply agreements.

     Norway
     ------

     Implement supply contract with Kuhn (France) USD 848k.

     Implement supply contract with Pottinger (Austria) USD 693k.

(v)  Executives, Directors and Key Employees
     ---------------------------------------

     See Attached.

                    EXECUTIVES, DIRECTORS AND KEY EMPLOYEES
                    ---------------------------------------
A.  CURRENT

D. Chauvin**        Group CEO & Gen.Mgr MFSA
D.J. Roache         Group Director Finance                       GBP  74,000
C.S.D. Lupton       Group Director Legal Services                     63,000
N.E.C. Hoare        Group Director Purchasing                         47,500
F. Pask             Group Director Mktng & Bus.Plann.                 52,000
D.F. Smith          Group Product Strategy Director                   42,000
R.D. Williams       Group Director Human Resources                    72,000
A.G. Moon           Director International Operations                 62,000
A.D. Jones          General Manager, MFTL                             85,000
J. Stephenson       General Manager, Parts                            73,300
D.I. Franklin       Director European Distribution                    75,000
G. Leonard          Gen.Mngr, N. American Distribution           USD  92,000
A. Verhagen         Gen.Mngr, Australian Distribution            AUD 135,000
G. Patrick          General Manager, Export Operations           GBP  65,000
J.D. Pitt           Director - Special Projects                  USD 145,000
R.W. Markwell*      Gen.Mngr, French Distribution                FRF 615,000
J.E. Puente         Gen.Mngr, Spanish Distribution            ESP 16,050,000
K.O. Friesleben     Gen.Mngr, Danish Distribution                DK  540,000
S.Gjennestad        Gen.Mngr, Norwegian Distribution             NKR 655,500
M.P. Lines*         Gen.Mngr, German Distribution                DEM 200,000
P. Wilkinson        Comptroller - European Distribution          GBP  43,000
D. de Villepin      Comptroller - French Manufacturing           FRF 615,000
R. White            Comptroller - UK Manufacturing               GBP  42,000


B.  FORMER

J-P Richard**       Group CEO June 92 - November 93
J.D. Sword**        Group CEO - June 92
C. Homfray          Group Marketing Director to Feb.94           GBP  71,000
G.T. Fowler         Group Product Dr. 1992/93 (Deceased)         GBP  35,000
K. Boening          Gen.Mngr, German Distribution                DEM 200,000
L.G. Rahm           Gen.Mngr, Swedish Distribution               SKR 516,000

NOTES
- - -----

* Lines and Markwell are on expatriate packages; the salary shown is their base salary in their foreign location.

** Salary detail obtainable from Ray Harman, Varity Corporation

                                APPENDIX 3.4(O)
                                ---------------

                                MATERIAL EVENTS
                                ---------------


1. Purchase of Landini S.p.A. from the liquidator by ARGO and recapitalisation by ARGO, MF and Iseki;

2. Fire at MFSA Beauvais factory 4/5 April 1994. The fire has caused damage estimated at FF 5.7m. Most of the damage was to No. 2 furnace, with other damage to No. 1 furnace and the surrounding areas.

     The main function of No. 2 furnace was heat treatment of gear wheels for both Beauvais and the UK factory at Banner Lane. This will now have to be sub-contracted until repairs are completed.

     The estimated cost of sub-contracting is FF 500k per month (excluding packing). The estimated time for repairs if 3 months.

                                APPENDIX 4.1(f)
                                ---------------

                               RELATED AGREEMENTS
                               ------------------


1.   Supply Agreement with Perkins Engines substantially in the form of Schedule
                                                                        --------
     A to this Appendix 4.1(f).
     -

2.   Registration Rights Agreement containing those terms set forth on Schedule
                                                                       --------
     B to this Appendix 4.1(f).
     -

3. Letter Agreement regarding Varity Europa containing those terms set forth on Schedule C to this Appendix 4.1(f).
        ----------

4. Letter Agreement regarding employees of MFGL and the Subsidiaries containing those terms set forth on Schedule D to this Appendix 4.1(f).
                                         ----------

5.   Non-Competition Agreement containing those terms set forth on Schedule E to
                                                                   ----------
     this Appendix 4.1(f).

6. Escrow Agreement with respect to the Closing and Buyer's receipt of funds from the sale of its equity securities.

7. Lease Agreement between Buyer and Varity GmbH for office and warehouse facilities in Eschwege, Germany (two year term, but terminable by either party upon six months' notice, at current lease rate).

                                   SCHEDULE A
                                   ----------

                        FORM OF PERKINS SUPPLY AGREEMENT
                        --------------------------------


                                  See Attached

                                SUPPLY AGREEMENT


                                    BETWEEN


                         MASSEY FERGUSON GROUP LIMITED


                                      AND


                             PERKINS GROUP LIMITED

                                    CONTENTS
                                    --------

1.  Definitions.
2.  Effective Date
3.  Scope of Agreement and Transition Arrangements.
4.  Term
5.  Engine, Components and Kit Pricing, Shipping and Terms of Payment.
6.  Spare Parts Pricing, Shipping and Terms of Payment.
7.  Orders and Schedules.
8.  Risk and Title.
9.  Production Priority.
10. Warranty and Policy.
11. Right to Reject.
12. Emission Controls : Future Products.
13. Cost Reduction : Safety.
14. Indemnification.
15. Proprietary Information.
16. Discontinuation.
17. Copyright and Trademarks.
18. Termination.
19. Force Majeure.
20. Notices.
21. Miscellaneous.

EXHIBIT A      MF PRODUCTS.
EXHIBIT B      PERKINS ENGINES AND SPECIFICATION.
EXHIBIT C      ENGINE PRICING AND ORDERING PROCEDURES.
EXHIBIT D      SPARE PARTS DETAILS AND PRICING.
EXHIBIT E      MF PRODUCTS PLANNING FORECAST.
EXHIBIT F      PERKINS ENGINE STANDARD WARRANTY.

THIS SUPPLY AGREEMENT is made the __________________ day of April 1994 BETWEEN MASSEY FERGUSON GROUP LIMITED, Stareton, Kenilworth, Warwickshire, CV8 2LJ, England and PERKINS GROUP LIMITED, Eastfield, Peterborough, PE1 5NA, England ("PERKINS") representing its subsidiaries Perkins Engines (Peterborough) Ltd., Perkins Power Sales & Service Ltd. and Perkins Technology Ltd.

WHEREAS

(A) AGCO Corporation has agreed to acquire the assets and business of MF from Varity Corporation with effect from ( _______ ) as a going concern with the intent, inter alia, of maintaining and expanding that business.

(B) PERKINS and its Affiliates and Licensees have for many years supplied MF with a range of Perkins branded diesel engines, related components and spare parts for incorporation into MF branded products. In addition PERKINS and its Affiliates and Licensees have also supplied such products to MF's associated and/or related companies and licensees in various countries around the world.

(C) MF wishes to continue the relationship that currently exists between MF and PERKINS; and for its part PERKINS wishes to establish a relationship with MF that builds upon and expands the currently existing one with MF.

(D) Therefore PERKINS and MF wish to enter into this Supply Agreement whereunder inter alia MF will commit to purchase and PERKINS will commit to supply 100% of MF's requirements for diesel engines, related components and spare parts for incorporation into present and future MF products.

THEREFORE, the Parties agree as follows:

(1)  DEFINITIONS :
     -----------

     "Affiliate" shall mean (i) any company, corporation, partnership or other business entity which is twenty-five percent (25%) or more owned, directly or indirectly, by a Party or which is twenty-five percent (25%) or more owned by any company, corporation, partnership or other business entity falling under paragraph (ii) below; and (ii) any company, corporation, partnership or other business entity that owns, directly or indirectly, twenty-five percent (25%) or more of a Party.

     "Components" means those items that are to be incorporated into newly built Perkins Engines by or on behalf of PERKINS prior to their delivery to MF and shall include manufacturing parts.

     "Kits" means an agreed set of Components to be supplied by PERKINS to the order of MF including but not limited to CKD versions of Perkins Engines.

     "Licensee" means any current or future officially appointed licensee of either Party (as the context so admits) whose operations relate in whole or in part to this Supply Agreement.

     "Party" and "Parties" means individually either PERKINS or MF, or collectively both PERKINS and MF.

     "PERKINS" means Perkins Group Ltd. and its subsidiaries Perkins Engines (Peterborough) Ltd., Perkins Power Sales & Service Ltd. and Perkins Technology Ltd. and their respective legal successors and assigns as well as any Affiliates or associated companies of such entities.

     "Perkins Engine" means any PERKINS branded diesel engine identified in Exhibit B manufactured by or on behalf of PERKINS in accordance with the agreed specification and having a power output between 40HP and 155HP. This definition shall also include any derivative or successor products as and when introduced by PERKINS.

     "MF" means Massey Ferguson Group Limited and their subsidiary Massey Ferguson Parts Co. Ltd. ("MFPC") and their respective legal successors and assigns.

     "MF Product" means any product manufactured by or on behalf of MF identified in Exhibit A having a diesel engine with a power range between 40HP and 155HP whether or not currently incorporating a Perkins Engine. This definition shall also include any derivatives or successor products within the same power range as and when introduced by MF.

     "Policy 3" means the OEM status level granted by PERKINS to MF hereunder whereby (a) MF and its distribution network will be responsible for providing all warranty, engine service and spare parts support for the Products and (b) MF will be able to purchase all its requirements for Spare Parts direct from PERKINS.

     "Product" means collectively Perkins Engines, Components, Kits and Spare Parts.

     "Spare Parts" means replacement or spare parts referenced in Exhibit D for Perkins Engines and for which PERKINS is the design authority and which are to be supplied by PERKINS to MF hereunder.

     "Supply Agreement" means this document and all Exhibits attached hereto.

(2)  EFFECTIVE DATE :
     --------------

     This Supply Agreement shall become effective as of ______________ 1994.

(3)  SCOPE OF AGREEMENT AND TRANSITION ARRANGEMENTS
     ----------------------------------------------

     3.1    As from the Effective Date :

            (a) MF commits to power all current and future MF Products within the 40HP-155HP power range with Perkins Engines.

            (b) MF commits to purchase from PERKINS 100% of MF's requirements for Perkins Engines, Components, Kits and Spare Parts for installation into the MF Products.

            (c) MF shall not be entitled to resell Perkins Engines, Components or Kits as loose items other than to its Affiliates or Licensees and then only if they are to be incorporated into MF Products.

            (d) PERKINS hereby grants to MF Policy 3 status on a world-wide basis.

     3.2.1 With respect to MF's current and future diesel engine requirements in the power range from 156HP - 250HP, the Parties recognise the potential mutual benefits of MF selecting PERKINS as the sole supplier of such diesel engines. The Parties therefore agree to work jointly towards this goal in the following manner : subject to PERKINS demonstrating its ability to

            (a)  meet the required MF Product specification, and

            (b) being able to offer the relevant engine at price consistent with the other Perkins Engines then being offered and consistent with the globally competitive price for comparable engine products manufactured by PERKINS key competitors in the agricultural sector. The Parties acknowledge that when reviewing the pricing offered by PERKINS, they will take due account of all relevant surrounding factors such as product quality, performance, terms of payment, environmental compliance, technical and parts support and delivery, then MF commits to specify only the Perkins Engine in the particular MF Product within a mutually agreed transition timescale. As and when this happens all references in this Supply Agreement to "155HP" as being the upper limit to the power range covered hereby shall be amended accordingly.

     3.2.2 If PERKINS during the term hereof develops within the power range of 40HP-155HP a replacement model for any Perkins Engine, Component or Spare Part then being currently supplied to MF, MF will subject only to PERKINS demonstrating its ability to meet the required specification and being able to offer the item at a price consistent with the other Products then being supplied, purchase it under the terms hereof.

     3.3 Where MF or any of its Affiliates or Licensees that are under MF's effective management control develop any new or replacement MF Products within the power range of 40HP-155HP that require a diesel engine as motive power, then PERKINS will subject to PERKINS demonstrating its ability to meet the required specification and being able to offer the item at a price consistent with the other Products then being supplied become the sole supplier of the required diesel engine. This is whether or not that diesel engine is then currently being supplied by PERKINS to MF. The above shall not apply where MF is, by a prior legally enforceable agreement between it and an Affiliate or Licensee, precluded from so doing. If for whatever reason PERKINS is unable immediately to supply a diesel engine that meets MF's overall specification, then as soon as PERKINS is able to supply such a product, MF undertakes to substitute it into the particular MF Product at the earliest opportunity subject only to the conditions set out above.

     3.4 Subject to Clause 3.13 and 3.14 below, the supply of Perkins Engines, Components, Kits and Spare Parts by PERKINS and its Affiliates to MF, its Affiliates or Licensees shall be governed solely by the terms hereof. The terms of any purchase order, acknowledgement of order form or related documentation shall not apply unless specifically agreed otherwise between the Parties.

     3.5 MF will provide PERKINS with detailed functional specifications for each specific engine configuration. PERKINS will review the specifications and discuss with MF any difficulties it foresees in meeting the specifications and if necessary the Parties will mutually agree upon any changes.

     3.6 Specific changes to the specifications of any Perkins Engine can be suggested by either Party at any time. No changes which affect fit or interchangeability will be made by PERKINS without MF's prior consent, which consent shall not be unreasonably withheld or delayed. If the Parties agree upon a specification change, they will also agree upon any appropriate changes to price, delivery, warranty and any other applicable terms and conditions.

     3.7 PERKINS will provide and update as required various types of data used to support the sales, servicing and Spare
            Parts support of the Perkins Engines. This shall include product design drawings, training materials, technical data sheets, service manuals and Spare Parts books. PERKINS shall provide to MF free of charge one master set of that data and material agreed with MF as being necessary for their activities hereunder.

     3.8 Throughout the term of this Supply Agreement the Parties will monitor jointly their overall performance relating to the Policy 3 activities in order to maximise the mutual benefit of this aspect of their relationship.

     3.9 MF acknowledges PERKINS as the design authority for all Spare Parts. MF will purchase its total requirements for Spare Parts only from PERKINS, provided that this shall only apply to those items that were originally supplied by PERKINS with or incorporated into the Perkins Engines. MF shall only be entitled to resell Spare Parts
            (a) in accordance with its Policy 3 status or (b) in conjunction with sales of MF Products as a package, and they agree not to use, sell or distribute any Spare Parts for any other purpose.

     3.10 PERKINS will use all reasonable endeavours to maintain the ability to supply Spare Parts of a particular specification for the Perkins Engines for a period of at least 12 years after the date of last supply by PERKINS of the relevant Perkins Engines to MF. During the subsequent 5 years service life of a Perkins Engine (years 13 - 18 for agricultural applications), the Parties will use all reasonable endeavours to agree a managed phase out plan for that period.

     3.11 During any phaseout period referenced in Clause 3.10 above, the Parties may agree from time to time categories of slow moving and obsolete Spare Parts which may be bought by MF on a one-off and one-time buy basis.

     3.12 As and when new engine products are introduced to the list of Perkins Engines to be bought by MF, the commitment set out in Clause 3.9 above plus the other relevant terms herein shall automatically apply to the supply by PERKINS to MF of Spare Parts for those Perkins Engines.

     3.13 The Parties acknowledge that as at the Effective Date there are a variety of outstanding uncompleted but contractually binding purchase orders and related delivery schedules ('Orders') covering PERKINS - MF agreed commitments for the supply of Products by PERKINS to MF, its Affiliates, associated companies, distributors and Licensees.

     3.14 The Parties expressly agree that all such Orders shall be completed by PERKINS and paid for by MF under the terms originally agreed between PERKINS and MF In addition MF agrees not to vary, cancel or try to vary or cancel any such Order.

     3.15 The Parties expressly agree that apart from the Orders all MF's requirements for Products that are ordered by them as from the Effective Date shall be ordered strictly under the terms of this Supply Agreement. They acknowledge however that given the nature, length and complexity of the previous PERKINS - MF relationship, there will arise during the initial phase of the new Supply Agreement operational issues and differences. They therefore undertake to use all reasonable endeavours in good faith to resolve these in a mutually acceptable and expeditious way as and when these issues or differences arise.

     3.16 In order to ensure a smooth transition into the new Supply Agreement, the Parties will establish and fully support a joint working team embracing the engine and parts supply operations as well as the technical support services of each organisation.

     3.17 With respect to the relationships between (a) MF and its Licensees and (b) MF and Landini and (c) MF and Fermec, MF and PERKINS agree that subject to any prior legally enforceable agreements between MF and such parties the following principles shall apply:-

            - For (a) MF undertakes to ensure that its Licensees will utilise only the Products when assembling, testing, manufacturing or servicing MF Products.

            - For (b) and (c) MF will make no material alterations in the previous MF - Landini and MF - Fermec relationships as far as it concerns the need and procurement of the Products direct from PERKINS.

4.   TERM :
     ----

     4.1 This Supply Agreement shall, subject in particular to Clause 4.2, continue in effect until terminated by MF or PERKINS upon 36 months prior written notice to the other Party, provided, however, that such notice may not be given until 7 years have elapsed from the Effective Date of this Supply Agreement.

     4.2 Notwithstanding the above referenced term of this Supply Agreement, if at any time during that term MF considers in good faith that with respect to either pricing or product quality of the then supplied range of Perkins Engines, PERKINS cannot reasonably be considered to be competitive in the overall sense across the range then the following shall apply :-

            . MF will notify PERKINS in writing giving full supporting data and information.

            . A formal meeting at an operational level will be convened within 30 days of PERKINS receipt of MF's notice. This meeting will consider firstly MF's concerns and secondly a mutually acceptable action plan where this is agreed as being necessary.

            . The Parties will use all reasonable endeavours and acting in good faith to resolve MF's concerns, agree an action plan and a timetable for implementation within 30 days.

            . If the Parties fail to agree at an operational level, the issues will be referred for final resolution to an executive level meeting to be convened without delay.

            . Where an action plan is agreed, the Parties will take all necessary steps to action this forthwith and to ensure the desired outcome. If for reasons within PERKINS control the outcome is not achieved within the target timescale then MF may, with respect to the affected Perkins Engine(s), automatically amend its Clause 3.1(b) commitment accordingly.

5.   ENGINE, COMPONENTS AND KIT PRICING, SHIPPING AND TERMS OF
     ---------------------------------------------------------
     PAYMENT:
     -------

     5.1 The prices applicable to Perkins Engines, Components and Kits as from the Effective Date until January 31, 1995 shall be those set out in Exhibit C. For the twelve month period commencing February 1, 1995 and finishing on January 31, 1996 the above referenced prices will be adjusted in accordance with the formula and rules detailed in Exhibit C.

            Commencing no later than October 1995 the Parties will, for the purposes of agreeing pricing and a pricing adjustment formula for

            Perkins Engines, Components and Kits for the period post 31 January 1996 initiate pricing review discussions. The Parties agree to act in good faith within this process and to use their best endeavours to conclude their discussions no later than December 31st 1995.

     5.2    All prices quoted in Exhibit C are in pounds sterling.

     5.3 For all Perkins Engines Components and Kits to be delivered to MF's UK manufacturing location, the prices quoted in Exhibit C represent delivery "Ex Works" Peterborough as per INCOTERMS 1990. However PERKINS shall be responsible for delivering such items to MF's UK manufacturing location at no additional charge.

     5.4 For all Perkins Engines, Components and Kits to be delivered to MF's French manufacturing location, the prices quoted in Exhibit C represent delivery CPT (Beauvais) as per INCOTERMS 1990. MF shall however be responsible for all customs clearance charges incurred on all such deliveries.

     5.5 PERKINS and MF shall as far as is possible try to ensure that the former PERKINS - MF working procedures for the shipping of Products are carried over into the new relationship unless mutually agreed alternative procedure(s) can be instituted at no disadvantage to either Party.

     5.6 For all sales of Perkins Engines, Components and Kits, PERKINS shall be entitled to invoice MF upon dispatch Ex Works Peterborough as per INCOTERMS 1990. For all deliveries outside the UK, "Ex Works" shall mean Ex Works from the nominated PERKINS engine packers. If the above items are ready for dispatch but for reasons outside PERKINS control such dispatch cannot be achieved, they shall be placed in storage by PERKINS. The first 30 days storage shall be free of charge : the reasonable costs of all subsequent periods of storage shall be to MF's account. Dispatch in such circumstances shall be deemed to have taken place on the items being placed in storage by PERKINS.

            If PERKINS sources any Perkins Engines, Components or Kits from outside the UK (having obtained MF's prior consent, which consent not to be unreasonably delayed or withheld), then PERKINS may invoice MF upon their dispatch Ex Works (as per INCOTERMS 1990) from the relevant overseas location.

     5.7 All payments will be made by electronic transfer in pounds sterling in the UK by MF to an account(s) nominated in advance by PERKINS. Except for all deliveries referenced in Clause 5.4, all payments will be made on the basis of net monthly account by no later than the relevant payment day relating to the particular month of invoicing. Exhibit C sets out the agreed dates for the twelve month period to January 31st 1995. For all deliveries referenced in Clause 5.4, the related payments will be made on the basis of 60 days from the date of the invoice and will be made by no later than the relevant payment day set out in Exhibit C for the 12 month period to January 31st 1995. For all subsequent twelve month periods, the Parties will agree by December 31st each year the details for all payments for the next twelve months. If MF fails to make payment in full in accordance with the above procedures, PERKINS reserves the right to charge interest at the then prevailing UK base lending rate of Lloyds Bank plc plus 2% on all outstanding sums.

     5.8 The Parties agree to work together to achieve by no later than January 31st 1996 a regularisation of the payment terms as between the MF UK and French locations with the intent of standardising on the then current MF UK based terms.

6.   SPARE PARTS PRICING, SHIPPING AND TERMS OF PAYMENT:
     --------------------------------------------------

     6.1 MF and PERKINS acknowledge the existence of a Heads of Agreement dated September 16th, 1993 between MFPC and Perkins Power Sales & Service Ltd. which covered the PERKINS - MF spare parts, service and warranty arrangements. The Parties confirm that their intent is to encapsulate the contents of those arrangements within the terms of this Supply Agreement.

     6.2 The Spare Parts covered within this Supply Agreement include all parts of the Perkins Engines as supplied by PERKINS to MF at their UK and French manufacturing locations and to that level of fitment on MF Product. Excluded from this Supply Agreement are all remanufactured items, all new Perkins Engines and all those items fitted by MF onto MF Product after PERKINS has delivered the Perkins Engines.

     6.3 With respect to Spare Parts' pricing, the detailed price lists and relevant discount levels (if applicable) are set out in Exhibit D. It is accepted by MF that the majority of Spare Parts will be priced against PERKINS prevailing PK2N price list less a specified discount. For its part PERKINS accepts that MF should be entitled to benefit from an annual right (previously enjoyed by MFPC) to request a rebalance of its purchase prices by category and/or part number. Any rebalance must have a nil overall impact over the PERKINS discount given in the previous twelve months.

     6.4 In relation to the pricing of Spare Parts for the North American market, Exhibit D contains details of the applicable prices through to January 31st 1995.

     6.5 All prices quoted in Exhibit D are inclusive of the standard PERKINS packaging and all Spare Parts will be supplied to MF in "Perkins Powerpart" boxes/packaging.

     6.6    All prices quoted in Exhibit D are in pounds sterling.

     6.7 All prices quoted in Exhibit D represent Ex Works CPT (as per INCOTERMS 1990) delivery to MF's UK Central Warehouse.

     6.8 For all sales of Spare Parts PERKINS shall be entitled to invoice MF upon dispatch Ex Works CPT (as per INCOTERMS 1990).

     6.9 All payments will be made by electronic transfer in pounds sterling in the UK by MF to an account(s) nominated in advance by PERKINS. All payments will be made by MF by the 15th day of the second month following shipping and by no later than the relevant payment day relating to the particular month of invoicing. Exhibit D sets out the agreed dates for the twelve month period to January 31st, 1995. For all subsequent twelve month periods, the Parties will agree by December 31st each year the details for the next twelve months.

            If MF fails to make payment in full in accordance with the above procedures, PERKINS reserves the right to charge interest at then prevailing UK base lending rate of Lloyds Bank plc plus 2% on all outstanding sums.

            The Parties agree to work together to achieve by no later than January 31st 1996 a change in the payment terms to net monthly account.

     6.10 PERKINS will be entitled to review all Spare Parts pricing once per year, normally in November for the majority of part numbers and in June for others. In any event an individual Spare Part price may only be changed once per year. For all June related price reviews PERKINS will give MF 4 weeks prior written notice of the detailed changes.


            For all November related price reviews PERKINS will give MF 90 days prior written notice of the overall impact of any such changes and 6 weeks prior written notice of the detail by part number and implementation date.

     6.11 For all newly introduced or superseding Spare Parts, the applicable discount will, for newly introduced items, reflect their position in the discount matrix or will for superseding items, take the discount applicable to those items they replace.

     6.12 PERKINS will during the term hereof offer MF a Spare Parts stock return privilege once per year between February 1st and April 30. The stock return privilege will be either 1%, 2% or 3% of the previous years total MF purchase of Spare Parts and will be determined in accordance to the formula and rules detailed in Exhibit D.

7.   ORDERS AND SCHEDULES:
     --------------------

     7.1 MF will provide PERKINS with its 3 year strategic planning forecast, updated annually and covering its requirements for Perkins Engines and Kits. The first one is incorporated as Exhibit E hereto. Such forecast is for planning purposes only so as to inform PERKINS of the production capacity it may need to meet MF's projected needs. It does not represent a commitment by MF to purchase.

     7.2 MF will provide a 12 month, monthly updated detailed forecast of its requirements by type of Perkins Engines and Kits. The detailed ordering/scheduling procedures for MF's UK and French operations are set out in Exhibit C. The basic principle will be that PERKINS is given at any one time a 4 week fixed and firm order period. Notwithstanding the above, the Parties will work together throughout the term hereof to achieve progressively shorter fixed and firm order periods.

     7.3 For stock orders for Spare Parts MF will place purchase orders on PERKINS incorporating a schedule with specific weekly delivery time slots. The schedule will incorporate a 12 week lead time. Special orders (not being VOR) or variations to the above schedule can be agreed between the Parties subject to a minimum of 5 working days lead time.

     7.4    For VOR orders for Spare Parts, if PERKINS receives the order by
            5.00 pm, delivery is guaranteed before 9.00 am the next working day to MF's UK Central Warehouse, subject to Clause 7.5 below. If the VOR order is received after 5.00 pm, it will be delivered before
            9.00 am of the second working day after the day of receipt. PERKINS may levy a surcharge on VOR orders where the Spare Part is not on stock back order.

     7.5 PERKINS will achieve a 95% VOR order fill rate performance and subject to receiving a 12 week lead time schedule a 98% stock order fill rate performance throughout the term hereof. Detailed working procedures covering the interpretation, management and measurement of this will be established within 2 months of the Effective Date.

8.   RISK AND TITLE:
     --------------

     Notwithstanding any other provision herein or in any MF issued purchase order, risk in Products will pass to MF upon their delivery and title in any

     Products will pass MF upon MF's payment in full of the relevant PERKINS invoice.

9.   PRODUCTION PRIORITY:
     -------------------

     If PERKINS should have demand exceeding its capability to supply, it will use all reasonable endeavours to supply sufficient quantities of Perkins Engines to MF to ensure continued production at its plants and shall treat MF no less favourably than other major customers of PERKINS.

10.  ENGINE WARRANTY AND POLICY:
     --------------------------

     10.1 All Perkins Engines, Kits and Components supplied hereunder shall benefit from a warranty from PERKINS. For a period of 12 months from delivery of any such items to the first user or 24 months from delivery as per Clause 5 (whichever is shorter), PERKINS will by repair or (at its option) replacement rectify any failure therein due to a defect in workmanship or materials. PERKINS will accept responsibility for labour and material costs incurred during such activities. With respect to the cylinder block casting, cylinder head casting, crankshaft (excluding bearings), camshaft and connecting rods, these major Components will be warranted for a further 12 months over and above the standard warranty period.

     10.2 The detailed procedures supporting the PERKINS warranty are set out in Exhibit F.

     10.3   Spare Parts - The Parties acknowledge the previous PERKINS - MF
            -----------
            arrangement for Spare Parts warranty under which MF accepted and funded warranty related claims from its network and customers. The Parties agree to continue this arrangement within the terms hereof and to honour fully the intent and spirit of the previous arrangements:

            therefore MF agrees not to make any claims of a warranty type nature on PERKINS that arise from the supply of Spare Parts hereunder.

11.  RIGHT TO REJECT:
     ---------------

     MF reserves the right to reject any and all Products not in accordance with the agreed upon specifications. MF shall notify PERKINS of any such non-conformity or deficiency, or any shortage in shipment, as soon as reasonably practicable after arrival at the intended destination. The Parties will agree upon a method for correcting the non-conformity or deficiency. If MF performs the agreed correction, PERKINS shall reimburse or credit, at its election, the direct and reasonably incurred expenses of MF for any repairs performed by MF or its nominee in correcting the non-conformity or deficiency.

12.  EMISSIONS CONTROLS : FUTURE PRODUCTS:
     ------------------------------------

     PERKINS undertakes to meet future emissions regulations in the world as they may relate to the Perkins Engines. The Parties will meet regularly so that PERKINS may keep MF informed of its progress toward compliance with future regulations. Both Parties will exchange technical information and data to minimise the development costs and product costs associated with these programmes. PERKINS will supply MF with calculations and test data reasonably required to satisfy the relevant regulations. The Parties agree to establish and maintain a close technical and product planning relationship so as to maximise the mutual benefits arising from such activities. They agree to share their respective product plans during the term hereof as far as they relate to this Supply Agreement.

     In so much as PERKINS is unable at any time to meet the particular emissions regulations of a specific market as they may apply to a Perkins Engine, then the MF commitment in Clause 3.1(b) shall be deemed waived for that Perkins Engine for as long as PERKINS inability may continue. Once PERKINS achieves compliance, the waiver shall be automatically removed.

13.  COST REDUCTION : SAFETY:
     -----------------------

     13.1 PERKINS and MF agree to continue and fully support the existing joint cost reduction and TQ related activities as established between PERKINS and MF with the intent of achieving continuous improvements for their mutual benefit. They agree to share equally between themselves any benefits that may arise from such activities.

     13.2 The Parties agree that product safety is a goal to which each Party is committed.

     13.3 The Parties shall inform each other periodically concerning the performance of the Products. As part of such discussions the Parties will update one another on the accident history of Products. It is intended that PERKINS and MF shall co-operate closely in undertaking any investigations of any accidents.

14.  INDEMNIFICATION:
     ---------------

     14.1 PERKINS shall indemnify and hold MF and its Affiliates and their dealers, employees, officers and directors, harmless against and from all claims, demands, penalties, liabilities, loss, damage, costs, attorneys' fees and expenses of whatsoever nature which are a consequence of or attributable to, the operation, use or possession of Products and resulting from any defect of material or workmanship of Products or failure to adequately instruct or warn concerning the operation, use or possession of such Products, excluding, however, any such claims and demands to the extent attributable to any modification or alteration of Products performed by any of the MF or their Affiliates without the written approval of PERKINS.

     14.2 MF shall indemnify and hold PERKINS and its Affiliates and their employees, officers and directors harmless against and from all claims, demands, penalties, liabilities, loss, damage, costs, attorneys' fees, and expenses, of whatsoever nature, which are a consequence of or attributable to the operation, use or possession of Products and resulting from any modification to or alteration of the Product by MF or their Affiliates performed without the written approval of PERKINS.

     14.3 PERKINS shall indemnify and hold MF and its Affiliates and their dealers, employees, officers and directors, harmless against and from all claims, demands, penalties, liabilities, loss, damage, costs, attorneys' fees and expenses, of whatsoever nature, which are a consequence of or attributable to the operation, use or possession of Products and resulting from any representation or misrepresentation made by PERKINS or its Affiliates including, but not limited to, representations or misrepresentations relating to the capability, use, application, function, durability, reliability, quality, serviceability, safety or any other characteristic or feature of Products, and including representations as required for government certification, homologation, approval and for any other purpose whatsoever, except as may have been made in reasonable reliance upon information furnished by MF or its Affiliates.

     14.4 MF shall indemnify and hold PERKINS and its Affiliates and their employees, officers and directors, harmless against and from all claims, demands, penalties, liabilities, loss, damage, costs, attorneys' fees and expenses, of whatsoever nature, which are a consequence of or attributable to the operation, use or possession of Products and resulting from any representation or misrepresentation made by MF or its Affiliates including, but not limited to, representations or misrepresentations relating to the capability, use, application, function, durability, reliability, quality, serviceability, safety or any other characteristic or feature of Products, and including representations as required for government certification, homologation, approval and for any other purpose whatsoever, except as may have been made in reasonable reliance upon information furnished by PERKINS or its Affiliates.

     14.5 Each of MF and PERKINS shall indemnify and hold harmless the other and the directors, officers and employees of the other, from and against any and all claims, demands, penalties, liabilities, loss, damage, costs, attorneys' fees and expenses, of whatsoever nature, arising out of injury to or death of or property damage sustained by the indemnifying Party's employees, agents and contractors while such employees, agents or contractors are on the property of the other.

15.  PROPRIETARY INFORMATION:
     -----------------------

     (For the purposes of this heading, "Party" shall mean a Party to this Supply Agreement and/or its Affiliates, and references to PERKINS and MF shall be deemed to include references to their respective Affiliates.)

     15.1 In order to accomplish the purposes of this Supply Agreement, it is expected that both Parties will need to disclose proprietary information, including technical and business information, to each other; but such disclosure of information shall not be considered a publication of such information. "Proprietary Information" shall mean: a) that tangible information marked as proprietary or confidential by the disclosing Party; and b) that orally or visually disclosed information identified as proprietary or confidential at the time of disclosure and confirmed in writing by the disclosing Party within thirty (30) days as being proprietary or confidential. A Party may use the Proprietary Information of the other Party to carry out its obligations under this Supply Agreement. It shall treat Proprietary Information in the same matter and with the same care with which it treats its own proprietary information which it does not wish to be disclosed to others on a non-confidential basis .

            For the purposes of this Supply Agreement, "Proprietary Information" shall not include information (i) already in the possession of the Party receiving it and not under an obligation of confidence, (ii) available to the public or later becomes available to the public, or
            (iii) rightfully disclosed to the recipient without an obligation of confidence by a person or entity not party to this Supply Agreement.

     15.2 Notwithstanding Clause 15.1, a Party may use and disclose to others not party to this Supply Agreement, on a confidential basis, such portions of Proprietary Information of the other Party as may be directly and reasonably necessary and appropriate to carry out the provisions of this Supply Agreement. In all such cases the Party so disclosing shall take all reasonable steps to protect adequately the disclosed material.

     15.3 At any time the disclosing Party may request the return or destruction of all its tangible Proprietary Information disclosed to the other Party.

16.  DISCONTINUANCE:
     --------------

     16.1 If PERKINS for any reason determines that it desires to cease manufacturing any Perkins Engine, PERKINS shall immediately notify MF of such decision. Such notification shall be made at least 12 months prior to the actual discontinuance.

     16.2 Where Clause 16.1 applies, PERKINS shall use all reasonable endeavours to offer in an agreed timescale to MF an alternative engine product to replace the to be discontinued Perkins Engine.

     16.3 If MF decides to cease the manufacture of a MF Product, it shall immediately notify PERKINS in writing and shall ensure that such notice is given at least 12 months prior to the actual discontinuance.

17.  COPYRIGHT AND TRADEMARKS:
     ------------------------

     17.1 PERKINS grants to MF an irrevocable, non-exclusive, paid-up, world-wide licence solely for the purposes of this Supply Agreement under each copyright of PERKINS that is applicable to any works of authorship fixed in any tangible medium of expression (including, without limitation, drawings, manuals, and specifications) furnished to MF in the course of this Supply Agreement, to reproduce and distribute the copyrighted work (subject to the provisions of Clause 15 hereof), and to prepare derivative works therefrom, all of which may be used by MF in supplying Products in the same way as MF uses its own drawings, manuals, specifications and other data of similar nature.

     17.2 PERKINS may brand and identify all Perkins Engines, Kits, Components and Spare Parts as PERKINS Products. MF agrees not to remove, amend or otherwise interfere with or add to any PERKINS applied trademark, plate or other labelling normally affixed to a Product by PERKINS.

18.  TERMINATION:
     -----------

     18.1 Either Party may terminate this Supply Agreement forthwith by notice in writing to the other Party if :

            (i) the other Party fails for reasons other than Force Majeure to comply with any of the terms of this Supply Agreement and does not remedy such breach within 180 days after written notice of such breach is given to it by the terminating Party; or

            (ii) the other Party becomes a party to a voluntary or involuntary bankruptcy, receivership or liquidation filed by or against it (except in the case of either Party where if it goes into bankruptcy or voluntary liquidation for the purpose of reconstruction, this shall not be considered as an event permitting the other Party to terminate this Supply Agreement), or makes an assignment for the benefit of creditors.

     18.2 This Supply Agreement shall not be assignable (other than the right to receive monies) or otherwise transferable by any Party (except to an Affiliate of a Party) without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. During the term hereof, if there is a change in the ownership and control of either PERKINS, MF or the parent company of either Party, the other Party shall have the option of terminating the Supply Agreement immediately by giving written notice thereof. For purposes of this Clause, a change in the ownership and control of either Party or a parent company shall be deemed to have occurred if and when any one or more persons acting individually or jointly is or becomes a beneficial owner, directly or indirectly, of securities representing 25% or more of the combined voting power of the then outstanding securities of the Party or the parent company of either Party.

     18.3   In addition if in MF 's reasonable opinion:

            (a) Products do not consistently meet over time the technical, quality, reliability and other specifications which the Parties will mutually agree upon from time to time; or

            (b) PERKINS does not consistently meet over time for reasons other than Force Majeure the delivery schedules agreed upon between the Parties :

            then MF may thereafter notify PERKINS in writing of the event complained of and require PERKINS to rectify the particular situation within 180 days. Should PERKINS fail for reasons other than Force Majeure to rectify within the said period, MF shall be free to terminate this Supply Agreement in whole or in part forthwith by written notice.

     18.4 For any termination by either Party under Clauses 18.1, 18.2 or 18.3 or any other provision hereof, the following provisions shall apply:

            (a) All sums then outstanding from MF to PERKINS under any purchase orders or schedules for Products shall become immediately due and payable,

            (b) The Parties shall, within 30 days after the effective date of any termination, meet to agree upon a programme for the cessation of supply of Products and the settlement by way of mutual agreement (wherever possible) of any outstanding issues.

            Apart from the above any termination of this Supply Agreement howsoever caused shall be without prejudice to either Party's rights existing as at the date of termination.

19.  FORCE MAJEURE:
     -------------

     19.1 No failure or omission by either Party in the performance of any of its obligations under this Supply Agreement shall be deemed a breach of this Supply Agreement, nor create any liability or give rise to any right to terminate this Supply Agreement, if the same shall arise from or as a consequence of a general strike, labour dispute, lockout, fire, flood, severe weather or other act of God, delays in transportation or delivery of materials, war, insurrection, civil disturbance, embargoes of goods by any government or any other governmental action, or any other cause beyond the reasonable control of such party, whether similar to or different from the causes above enumerated, and any such cause shall absolve the affected Party from responsibility for such failure to perform said obligation.

     19.2 Each Party shall notify the other of any material change in conditions or the occurrence of any event which interferes or threatens to interfere with the performance of any of its obligations under this Supply Agreement.

     19.3 Upon such notice, the Parties shall consult and co-operate as to measures which may be taken to overcome the interference or as to any alternative measures to be undertaken by the Parties with a view to the continue performance of this Supply Agreement. Such measures may include the suspension of any condition or obligation, the modification of this Supply Agreement or of any orders placed pursuant hereto, and the assumption by any Party of any costs incurred or to be incurred as a result of the interference which has arisen or in giving effect to said measures.

20.  NOTICES:
     -------

     All notices hereunder shall be sent by certified or registered mail, return receipt requested, with postage prepaid, to the addresses of the Parties noted above or such other address as notified as between the Parties.

21.  MISCELLANEOUS:
     -------------

     21.1 Nothing herein contained shall be deemed to create an agency, joint venture, partnership, or fiduciary relationship between the Parties hereto.

     21.2 The headings in this Supply Agreement are for reference only and shall not affect its construction or interpretation. Words signifying the singular shall include the plural and vice versa where the context so admits. All delivery-related terminology shall wherever relevant be interpreted by reference to Incoterms 1990.

     21.3 Any failure of any party to enforce, at any time, any of the provisions of this Supply Agreement or any rights or remedies with respect hereto or to exercise any election herein provided shall not constitute a waiver of any such provision, right, remedy, or election or in any way affect the validity thereof or of this Supply Agreement. The exercise by any Party of any of its rights, remedies or elections under the terms of this Supply Agreement shall not preclude or prejudice such Party's right to exercise at any other time the same or any other right, remedy or election it may have under this Supply Agreement. The rights of termination provided herein are in addition to any other right, remedy or election a Party may have hereunder.

     21.4 Subject to any contrary reference herein this Supply Agreement embodies the entire understanding between the Parties and supersedes all prior agreements, representations or warranties, oral or written, concerning the subject matter between the Parties relating hereto. No modification, renewal, extension or waiver of this Supply Agreement or any of its provisions shall be binding unless in writing an duly executed by an authorised representative of each Party hereto.

     21.5 Except to the extent necessary to engage in the transactions contemplated herein or as required by law, no Party may advise third parties (other than Affiliates and/or professional advisors retained by the Parties) of the existence or terms of this Supply Agreement without the consent of the other Parties : provided, however that PLUMCO may after the Effective Date freely disclose the existence of this Agreement to its distribution network.

     21.6 The provisions of Clauses 10, 14 and 17 shall survive any termination or expiration of this Agreement.

     21.7 This Supply Agreement shall be governed and construed in accordance with the Laws of England.

     21.8 Any and every dispute or difference between the Parties concerning the validity, meaning or effect of this Supply Agreement that cannot be amicably settled, shall be finally settled under the rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such Rules. Any such arbitrators shall be fluent in spoken and written English. The place of arbitration shall be in London, England. The decision of the arbitration (including any award of costs) shall be final and binding on the Parties.

     21.9 The Parties shall continue to perform their respective obligations under this Supply Agreement during the period of any arbitration proceedings except insofar as such obligations are the subject matter of the said arbitration proceedings.

     21.10 Nothing contained in this Supply Agreement shall prevent either PERKINS or MF from applying to an appropriate court in any jurisdiction for any injunction or other like remedy to restrain the other from committing any breach or any anticipated breach hereof and for consequential relief.

     21.11 Notwithstanding any other provision herein, neither Party shall be liable to the others for any consequential or indirect loss or damage, including but not limited to loss of profits, trade or contracts, howsoever arising out of or in relation to this Supply Agreement.

IN WITNESS whereof the Parties have caused this Supply Agreement to be executed the day and year first above written.


PERKINS GROUP LIMITED
SIGNED                           :  .....................

TITLE                            :  .....................

MASSEY FERGUSON GROUP LIMITED
SIGNED                           :  ...........................

TITLE                            :  ...........................


                                   SCHEDULE B
                                   ----------

                   REGISTRATION RIGHTS AGREEMENT - TERM SHEET
                   ------------------------------------------



     AGCO Corporation ("AGCO") is issuing 500,000 shares of AGCO Common Stock to Varity Corporation ("Varity"). The following is a list of proposed terms to be included in the registration rights agreement.

     . SHELF REGISTRATION. AGCO shall file a shelf registration statement which will not become effective until the expiration of the lock-up period provided for in the public offering and would remain effective until three years from the date the stock is issued to Varity.

     . HOLDBACK AGREEMENT. Varity shall not effect any sales of Common Stock during certain periods under the following circumstances:

               (i) AGCO notifies Varity that the prospectus needs to be amended or supplemented, or

               (ii) AGCO notifies Varity that AGCO intends to file a
                    registration statement in connection with an underwritten offering of any of its capital stock.

          In either event, AGCO shall extend the period during which the shelf registration statement is kept effective by that number of days equal to the holdback period.

     . PIGGYBACK REGISTRATION RIGHTS. In the event that AGCO triggers the holdback agreement because of an underwritten offering, Varity could exercise piggyback registration rights for its shares in that offering, subject to the exercise by the managing underwriter of its discretion to reduce the number of Varity's shares included in the offering.

     . EXPENSES. Varity is responsible for the expenses of the shelf registration.

     . INDEMNIFICATION AND OTHER TERMS. The agreement would contain normal indemnification provisions and other customary terms concerning registration procedures.

                                   SCHEDULE C
                                   ----------

                      VARITY EUROPA AGREEMENT - TERM SHEET
                      ------------------------------------


Prior to the Closing, by Agreement between the Buyer and Sellers, Sellers shall cause Varity Europa B.V. to be merged into Massey Ferguson S.A. ("MFSA"). As part of that merger, MFSA will assume liability for a note payable to Landini SpA and will also acquire a license fee stream from Landini SpA. Sellers shall indemnify and defend Buyer and MFSA from any loss which Buyer or MFSA incurs as a result of MFSA assuming the Note payable to Landini. Buyer shall notify Sellers of any claims made which could result in liability for Sellers under this indemnity and Sellers shall defend Buyer and MFSA against such claim(s).

                                   SCHEDULE D
                                   ----------

                         EMPLOYEE MATTERS - TERM SHEET
                         -----------------------------



1. Buyer will hire Mr. Fox and Mr. Morton (product liability specialists in Toronto).

2. Varity has responsibility for bonus and severance agreements with Mr. Lupton, Mr. Roache and Mr. Beeson.

3.   Agreement as to by whom Mr. McLaren and Mr. Chauvin will be employed.

                                   SCHEDULE E
                                   ----------

                     NON-COMPETITION AGREEMENT - TERM SHEET
                     --------------------------------------


1. No Seller shall directly or indirectly compete with Buyer in farm equipment business.

2.   Five (5) year term.

                                APPENDIX 5.7(a)
                                ---------------

                     REPAYMENT OF INTERCOMPANY INDEBTEDNESS
                     --------------------------------------


     The attached reflects the principles to be followed under Section 5.7 of the Agreement relating to the repayment of intercompany indebtedness, the repayment of the MF Loans, and the use of cash in the MF Business. The attached is a description of how those items would have been handled under these principles had they been fixed on April 1, 1994 and the Closing under the Agreement occurred on April 1, 1994. The actual amounts at Closing will be different as a result of the continuing operation of the MF Business after April 1, 1994.

                                                MASSEY FERGUSON GROUP DEBT ANALYSIS                                   APRIL 19, 1994
                                                -----------------------------------                                   --------------

COUNTRY/COMPANY              TYPE                      AGREEMENT DATE  FACILITY AMOUNT   SECURITY             GUARANTEE
- - ---------------              ----                      --------------  ---------------   --------             ---------
UK
- - --

MF (UK) Ltd.                 Midland Bank              30.9.93         GBP 20 million    Debts; Fixed and     ) MF UK Group
                             MIDFES Export                                               Floating Charges     ) Cross Guarantees
                             Insured Debts                                               over all UK Assets   ) Varity Holdings
                                                                                                              ) Guarantee
                                                                                                              ) Varity Corporation
MF Group Ltd          )      Midland Bank              30.9.93         GBP  5 millions   As above except      ) Guarantee
MF (UK) Ltd           )      Overdraft/foreign bills                                     debts                ) As above
MF Manufacturing Ltd  )      negotiation/engagements/
                             documentary or other
                             credits


MF (UK) Ltd                  Midland Bank
MF Manufacturing Ltd         Forward Foreign Exchange  30.9.93         GBP 6.5 millions  As above             As above
                             Contracts


MF (UK) Ltd                  Midland Bank              February 1989   GBP 88,000                             ECGD to Midland -95%
                             ECGD Backed Extended
                             Term Guarantee


MF (UK) Ltd                  Bank of Nova Scotia       November 1993   USD 50 million
MF Group Ltd                 Forward Foreign Exchange
MF Manufacturing Ltd         Facility


MF (UK) Ltd                  Chase Manhattan Bank NA   November 1993   USD 28 million
MF Group Ltd                 Forward Foreign Exchange
MF Manufacturing Ltd         Facility

MF (UK) Ltd                  Banco Nacional
                             Ultramarino S.A.          February 1994   GBP 3 million
                             Forward Foreign Exchange
                             Facility

MF (UK) Ltd                  Union Bank of Finland
                             Forward Foreign Exchange  October 1993    USD 0.5 million
                             Facility


COUNTRY/COMPANY          COMMENTS
- - ---------------          --------
UK
- - --

MF (UK) Ltd.




MF Group Ltd          )
MF (UK) Ltd           )
MF Manufacturing Ltd  )




MF (UK) Ltd
MF Manufacturing Ltd



MF (UK) Ltd              5 year Trade Deal for
                         Yemen.
                         Final payment due
                         February 1994

MF (UK) Ltd              This is a Varity
MF Group Ltd             Corporation Facility
MF Manufacturing Ltd     allocated to the MF UK
                         MF Group

MF (UK) Ltd              This is a Varity
MF Group Ltd             Corporation Facility
MF Manufacturing Ltd     allocated to the MF UK
                         MF Group
MF (UK) Ltd





MF (UK) Ltd

                                                   MASSEY FERGUSON DEBT ANALYSIS                                      APRIL 19, 1994
                                                   -----------------------------                                      --------------

COUNTRY/COMPANY  TYPE                     AGREEMENT DATE      FACILITY          SECURITY            GUARANTEES
- - ---------------  ----                     --------------      --------          --------            ----------
France
- - ------

MF SA            Credit National          12.4.83             FRF 33.6 million  Subordinated Loan   French State
                 L.T. Loans
                                          8.7.83              FRF 6.0 million   Mortgage on         Varity Corporation
                                                                                Beauvais and        Guarantee
                                                                                Athis sites

                                          27.7.88             FRF 14.0 million                      Varity Corporation
                                                                                                    Guarantee

MF SA            Overdrafts:
                 - Societe Generale )     Uncommitted         FRF 25.0 million                      )
                 - Credit Lyonnais  )     Facilities          FRF 19.95 million                     )Varity Corporation
                 - B.N.P.           )     Banks have to       FRF 12.45 million                     )Guarantees
                 - B.F.C.E.         )     give 3 months       FRF 20.50 million                     )
                 - Credit Du Nord   )     notice of           FRF 10.0 million                      )
                 - C.I.C.           )     termination         FRF 20.0 million

MF SA            Receivable
                 Discount
                 Facilities:

                 - B.F.C.E.          -    )Uncomitted         FRF 48.0 million
                                     -    )Facilities         FRF 10.0 million
                 - B.N.P.            -    )Banks have to      FRF 88.5 million
                                     -    )give 3 months      FRF 30.0 million
                                     -    )notice of          FRF 95.0 million
                                     -    )termination        FRF 30.0 million
                 - Credit Lyonnais                            FRF 30.0 million                      Varity Corporation
                 - Societe Generale                                                                 Guarantee

MF SA            Forward Foreign
                 Exchange
                 Facilities

                 - Societe Generale       )                   FRF 100.0 million
                 - B.N.P.                 )Uncommitted        FRF 100.0 million
                 - B.F.C.E.               )Facilities         FRF  50.0 million
                 - Compagnie              )                   FRF  50.0 million
                   Financiere             )


COUNTRY/COMPANY          COMMENTS
- - ---------------          --------
France
- - ------

MF SA                    Early Repayment Penalty
                         around FRF 4.5 million
                         Cannot be repaid
                         voluntarily

                         Early Repayment Penalty
                         FRF 126,000


MF SA





                         New Facility

MF SA



                         Domestic Bills
                         Group Invoices
                         Domestic Bills
                         Export Invoices
                         Domestic Bills
                         Export Invoices
                         Group Invoices
                         (All have recourse)


MF SA


                                                   MASSEY FERGUSON DEBT ANALYSIS                               April 19, 1994
                                                   -----------------------------                               --------------

COUNTRY/COMPANY        TYPE                        AGREEMENT DATE                    FACILITY AMOUNT           SECURITY
- - ---------------        ----                        --------------                    ---------------           --------
France
- - ------

MFSA                   Ancilliary Facilities
                       for Bonds, Guarantees etc.
                                                                                     FRF 3.96 million
                       - Societe Generale          )                                 FRF 0.95 million
                       - B.N.P.                    ) Uncommitted Facilities          FRF 3.62 million
                       - Old Pool                  )

MFSA                   Compagnie AEP S.A.          March 1994                        USD 20.0 million
MF (UK) Ltd            Intercompany Receivables
MF GmbH                Facility

Germany
- - -------

MF GmbH                CommerzBank                 November 1992                     DEM 7.0 million           The Bills, Tractors
(not part of the       Bills Discount Facility                                                                 and Participates in
MF Group legal                                                                                                 the German Companies
entity structure)                                                                                              Security Pool

MF GmbH                CommerzBank                                                   DEM 0.5 million           German Companies
(not part of the MF    Ancilliary Facility for a                                                               Security Pool
Group legal entity     Specific Guarantee
structure)


COUNTRY/COMPANY        GUARANTEES                   COMMENTS
- - ---------------        ----------                   --------
France
- - ------

MFSA


                                                    Old Pool refers to the
                                                    previous French Bank
                                                    pool containing many of
                                                    the same Banks

MFSA                   Varity Corporation           Off-Balance Sheet
MF (UK) Ltd            Guarantee                    Financing
MF GmbH

Germany
- - -------

MF GmbH                Varity Corporation           This is a Recourse
(not part of the       Guarantee                    Facility
MF Group legal
entity structure)

MF GmbH                Varity Corporation           This is a one-off;
(not part of the MF    Guarantee                    reference a Dealer court
Group legal entity                                  case.
structure)

                          APPENDIX 5.7(b)
                          ---------------
                             MF LOANS
                             --------

                           See Attached.

STAGE I
- - -------
INTERCOMPANY BALANCES TO BE REPAID PRIOR TO CLOSING

At April 1, 1994 non-MF subsidiaries of Varity owed MF subsidiaries the following (net):

   Receivables From       Payables To          Amount USD
   ----------------       -----------          ----------
   Varity Nederland       MF Nederland              .598m

   Varity Nederland       MF International         1.924m

   MF Industries          MF International         1.686m

   MF Industries          MF (UK)                  1.127m

   Varity Holdings        MF Group                 3.427m

   MF SA                  MF Industries            (.225m)
                                                    -----

   Total Non-Italian
   Loans                                           8.537m

The non-Italian loans will be dealt with as follows (Attachment
I):

. Varity will loan USD 5.110m to MF Industries. MF SA will repay its USD .225m advance to MF Industries.

.    MF Industries will then advance to Varity Nederland USD
     1.910m and repay USD .612m in advances. Varity Nederland will then repay to MF International USD 1.924m and USD .598m to MF Nederland.

. MF Industries will repay its advances from MF International of USD 1.686m and MF (UK) of USD 1.127m.

. The Varity Holdings' payable to MF Group Limited will be paid at the same time that Varity Holdings pays MF Group for assuming the Italian loans (see below).


STAGE II
- - --------
TO BE EXECUTED PRIOR TO CLOSING OR AN AGREED DATE

The Italian-related loans at April 1, 1994 were as follows:

   Receivables From       Payables To           Amount USD
   ----------------       -----------           ----------
   Varity Holdings        Varity Europa            13.430m

   Varity Nederland       MF SpA                   22.038m

Transfers will be made as follows:

. Varity Europa will be contributed down the ownership chain from its parent, MF Industries to MF SA (France). Varity
     Europa will be liquidated and MF SA will have the receivable from Varity Holdings.

. The Varity Nederland payable to MF SpA will be assumed by Varity Holdings in exchange for Varity Nederland reducing its receivable of USD 58.695m from Varity Holdings to USD
     36.657m.

. When the two transactions involving the Italian loans are completed, Varity Holdings' payables to various companies within the MF Group will be as follows (USD):

        MF SpA                     22.038m

        MF SA                      13.430m

        MF Group Limited            3.427m
                                   -------
        Total                      38.895m

STAGE III
- - ---------

TO BE EXECUTED AT CLOSING OR AN AGREED DATE
REPAYMENT OF BANK DEBT (Attachments II and III)

1. At April 1, 1994 the total bank debt recorded on the balance sheet, including short and long term debt and the AEP facility, totalled USD 55.578m. This amount does not include the non-recourse discount facility at MF SpA in the amount of USD 1.074m nor the mortgage on the Germany property in the amount of USD .490m.

2. USD 16.661m of the debt is in Germany and will be paid from the proceeds of the sale of assets by MF Germany and Varity GmbH. In addition, the USD .49m balance of the mortgage obligation by Varity GmbH will be repaid to release the real estate.

3. The remaining USD 38.917m of debt will be repaid using the cash balances (including the repayment of intercompany debt as described in Stage I above) in the various companies to be applied first to local debt and the balance of the cash, totaling USD 5.037m distributed to MF Nederland BV, which together with MF Nederland's own cash of USD .901m, will be invested in MF SA as capital for partial payment under the Share Subscription Agreement between MF SA and its parent, MF Nederland and used by MF SA to reduce its debt.

4. With these transactions completed, the balance of debt in the Group will be USD 21.596m. VHL will pay to MF Group Limited the USD 38.895m necessary for MF Group Limited to assume the MF SpA and MF SA payables on VHL's books and the intercompany advance owed to MF Group Limited. There will then be a capital reduction in MF

     Group Limited in the amount of USD 17.229m of cash, leaving a cash balance of USD 21.596m.

5. USD 2.213m will be repaid to Midland Bank in the UK. the balance of USD 19.383m will be either lent or contributed as capital to MF Nederland BV in order to fund repayment of the debt of the European subsidiaries. MF SA will receive USD 13.159m, of which at least USD 3.758m will be contributed as capital for the balance of the Share Subscription Agreement. The balance of USD 6.224m will be loaned or contributed as capital to repay FINAG borrowings of USD 4.799m, Denmark borrowings of USD 1.056m and borrowings of USD .369m in Sweden.

     [The above amounts are all given in USD equivalent as at
      -------------------------------------------------------
     April 1 and changes in exchange rates, payment on long term
     -----------------------------------------------------------
     debt, operational effects on short term debt and interest
     ---------------------------------------------------------
     accruals on intercompany debt will change the amounts.  All
     -----------------------------------------------------------
     transactions should be cleared with the Tax Department and
     ----------------------------------------------------------
     in some cases the accounting treatment of cash movements
     --------------------------------------------------------
     should be in consultation with AGCO.]
     -----------------------------------

                                                                        ANNEX# I

                              INTERCOMPANY LOANS
                       (EXCLUDING ITALIAN LOANS AND VHL)
                                 APRIL 1, 1994





                             [CHART APPEARS HERE]

                                                                       ANNEX# 11

                    COUNTRY BALANCES AND INTERCO REPAYMENT
                            APRIL 1, 1994 BALANCES


                            DENMARK               FRANCE           UK          INTERNAT        SPAIN        NORWAY       NED BV
                            -------               ------           --          --------        -----        ------       ------
CASH                              0                3,627           880            4,990          325           262          303

TOTAL DEBT                   (1,056)             (22,499)       (4,220)          (4,150)           0             0            0

INTERCO PYMT                      0                 (225)        1,127            3,610            0             0          598

NET CASH (DEBT)
AFTER APPLYING CASH
AND CLEARING INTERCO         ------              -------        ------           ------         ----          ----         ----
ACCOUNTS                     (1,056)             (19,097)       (2,213)           4,450          325           262          901

DIVIDEND PO                       0                    0             0           (4,450)        (325)         (262)           0

DIVIDEND REC                                                                                                              5,037

INVESTMENT                                         5,938                                                                 (5,938)
                             ------              -------        ------           ------         ----          ----       ------

NET DEBT                     (1,056)             (13,159)       (2,213)               0            0             0            0
                             ======              =======        ======           ======         ====          ====       ======

                            SWEDEN                FINAG            TOTAL
                            ------                -----            -----
CASH                             1                1,823           12,211

TOTAL DEBT                    (370)              (6,622)         (38,917)

INTERCO PYMT                     0                    0            5,110

NET CASH (DEBT)
AFTER APPLYING CASH
AND CLEARING INTERCO        ------               ------          -------
ACCOUNTS                      (369)              (4,799)         (21,596)

DIVIDEND PO                      0                    0           (5,037)

DIVIDEND REC                                                       5,037

INVESTMENT                                                             0
                            ------               ------          -------

NET DEBT                      (369)              (4,799)         (21,596)
                            ======               ======          =======

                                                                      ANNEX #III

(USD THOUSANDS)                  PROJECT PLUM
                          USE OF PROCEEDS -- TAX PLAN
                            APRIL 1, 1994 BALANCES
                        (AFTER INTERCOMPANY SETTLEMENTS
                           AND USE OF CASH BALANCES)





                             [CHART APPEARS HERE]

                            GRAPHICS APPENDIX LIST

PAGE WHERE
GRAPHIC
APPEARS                     DESCRIPTION OF GRAPHIC OR CROSS REFERENCE
- - --------------------------------------------------------------------------------

Appendix 5.7                Annex #I to be a flow chart depicting the flows of
Annex #I                    funds to enable the settlement of intercompany loans
                            between the various Varity corporate companies and the Massey Ferguson companies. Funds are to be initially concentrated in Massey Ferguson Industries
                            Limited, by way of a loan from Varity Corp. and payment of a loan owed by Massey Ferguson SA. MFIL is, in turn, to advance these funds in forms of loan repayments to Massey Ferguson Group and MF
                            International and a new loan to Varity Nederland.
                            Varity Nederland is, in turn, to use proceeds received to pay off its loans owed to MF Nederland and MF International.

Appendix 5.7                Annex #III to be a flow chart depicting the use of
Annex #III                  proceeds received by Varity Holdings Limited, Massey
                            Ferguson GmbH and MF Delaware, from the sale of the Massey Ferguson companies. VHL is to use partial proceeds to enable the MF companies to pay off all outstanding debt owed to third parties as of April
                            1, 1994. Additionally, proceeds received by MF GmbH from the sale of the German assets are to be used in part to pay off outstanding third party debt owed to the German banks. Lastly, proceeds, plus stock of the acquiring company received by MF Delaware from the sale of the MF trademark, is to remain in MF
                            Delaware.

                           APPENDIX 8.1
                           ------------
                        EXCLUDED EMPLOYEES
                        ------------------

.    J.D. Pitt

.    North American Benefits Administration Employees.